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                                                                    Exhibit 10.3

                        AGREEMENT FOR SALE OF REAL ESTATE
                           AND MASTER LEASE AMENDMENTS

                                     BETWEEN

                       VENTAS REALTY, LIMITED PARTNERSHIP

                                       AND

                            KINDRED HEALTHCARE, INC.

                                       AND

                       KINDRED HEALTHCARE OPERATING, INC.

                                  May 14, 2003

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                        AGREEMENT FOR SALE OF REAL ESTATE
                           AND MASTER LEASE AMENDMENTS

     This AGREEMENT FOR SALE OF REAL ESTATE AND MASTER LEASE AMENDMENTS ("Agreement") is made on May 14, 2003 between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller") and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation ("Kindred") and KINDRED HEALTHCARE, INC., a Delaware corporation (together with Kindred, collectively, "Purchaser").

     1. Purchase and Sale; Master Lease Amendments. Seller agrees to sell and assign, as applicable, to Purchaser, and Purchaser agrees to purchase and assume, as applicable, from Seller, the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement, and Seller and Purchaser further agree to amend certain master leases (herein, the "Master Leases") as provided in the Master Lease Amendments, as hereinafter defined, subject to the terms and conditions set forth in this Agreement.

     2. Purchase Price.

          (a) The purchase price (the "Purchase Price") for the Property shall be Fifty Nine Million Six Hundred Seventy Eight Thousand Eight Hundred Ninety and No/100 Dollars ($59,678,890.00).

          (b) Each individual property listed on Exhibit A shall be allocated such portion of the Purchase Price as is set forth opposite the common name of such property on Exhibit B.

     3. Property. "Property" means all of Seller's right, title and interest, if any, in (a) the land described on Exhibit A (the "Land"); (b) all easements and other related rights appurtenant to the Land (collectively, "Appurtenances"); and (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, "Improvements").

     4. Earnest Money Deposit. Contemporaneously with the execution and delivery of this Agreement by Purchaser and Seller, Purchaser shall deposit Five Million and No/100 Dollars ($5,000,000.00) (the "Earnest Money") with Seller by federally insured wire transfer pursuant to wire transfer instructions provided to Purchaser by Seller. The Earnest Money may be commingled with other funds of Seller, and Seller shall not be obligated to hold the Earnest Money in an interest bearing account. The Earnest Money shall be non-refundable for any reason other than as expressly provided in, and subject to the terms of, Section 11(b)(i)(x) below.

     5. Certain Covenants and Conditions.

          (a) Seller and Purchaser acknowledge that a portion of the Property that is commonly known as Casa Mora Rehab & Extended Care, Bradenton, Florida ("Casa Mora") is ground leased by Seller pursuant to that certain Ninety-Nine Year Lease dated June 1, 1982

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between Alpha-Medical Land Corporation, as landlord, and Bradenton Care Center,
Limited, as tenant, as amended by Amendment to Lease Agreement dated October 18, 1982, Consent and Estoppel Certificate dated June 1, 2000 and Estoppel Certificate dated July 25, 2001 (collectively, the "Ground Lease"), and that, pursuant to the terms of such Ground Lease, the ground lessor's consent (the "Ground Lessor Consent") to the Assignment and Assumption Agreement, as hereinafter defined, is required. Accordingly, each of Seller and Purchaser agrees to use reasonable efforts to obtain the Ground Lessor Consent prior to the Closing, as hereinafter defined, and that all costs and expenses incurred by Seller or Purchaser in obtaining or attempting to obtain the Ground Lessor Consent, whether incurred before or after Closing, shall be borne and paid by Purchaser. Seller and Purchaser further agree that, if the Ground Lessor Consent is not obtained on or prior to the Closing, then, notwithstanding anything to the contrary contained in this Agreement:

               (i) The Closing shall nevertheless occur without any abatement of the Purchase Price and without any abatement of the amounts payable to Seller at the Closing by the terms of the Termination Agreements, as hereinafter defined;

               (ii) The Assignment and Assumption Agreement and the Deed, as hereinafter defined, relating to the Casa Mora property shall not be executed or delivered at the Closing;

               (iii) Instead of terminating at the Closing the master lease between Seller and Purchaser as it relates to the Casa Mora property, such master lease shall remain in effect as it relates to such Casa Mora property, the other closing documents hereunder shall, as appropriate, be amended or not delivered to reflect the continuation, rather than termination, of such master lease relative to the Casa Mora property, and Seller and Purchaser shall amend such master lease to reflect the following:

                    (A) The Base Rent and Current Rent attributable to the Casa Mora property shall equal zero, but with Purchaser to continue to be responsible to pay or perform all Additional Charges owing under such master lease relative to the Casa Mora property, including, without limitation, all ground rent and other sums or performance owing from the ground lessee to the ground lessor under the Ground Lease;

                    (B) Subject to, and provided that Purchaser complies with, the terms and conditions of the Ground Lease, nothing contained in the master lease between Seller and Purchaser relating to the Casa Mora property shall prevent or limit the sublease by Purchaser of, or creation by Purchaser of any other encumbrance upon, the leasehold interest or subleasehold interest of Purchaser in the Casa Mora property, and

                    (C) Upon the occurrence of an Event of Default under such master lease, Seller shall have no right to exercise any remedies against Purchaser's interests in the Casa Mora property with respect to such Event of Default; provided, however, that (x) the amendment to such master lease made pursuant to this subsection (C) shall not eliminate or limit Purchaser's obligations and liabilities under Section 24.1 of such master lease as they relate to the Casa Mora property and (y) such limitation on Seller's remedies for an Event of Default shall

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not apply to any Facility Default with respect to the Casa Mora property resulting from the breach by Purchaser of any of its obligations and liabilities under Section 24.1 of such master lease that relate to the Casa Mora property;

               (iv) After the Closing and until Purchaser delivers the Acquisition Demand (as hereinafter defined), Seller and Purchaser shall continue their aforesaid reasonable efforts to obtain the Ground Lessor Consent;

               (v) At any time after the Closing and prior to obtaining the Ground Lessor Consent, Seller shall, promptly upon receipt by Seller of written demand from Purchaser therefor (the "Acquisition Demand"), exercise Seller's right, pursuant to the terms of the Ground Lease, to acquire title to the ground leased portion of the Casa Mora property in Seller's name, and promptly thereafter convey such title to Kindred (or, if the ground lessor consents, and such acquisition is occurring simultaneously with the completion of the Casa Mora transactions contemplated hereby, as provided in subsection (vii) below, acquire title to the ground leased portion of the Casa Mora property in the name of Kindred or, at the written request of Purchaser, in the name of an affiliate of Kindred or one of the SHM Entities as specified by Purchaser in such request); provided, however, that the obligations of Seller contained in this subsection (v) are expressly conditioned upon the performance by Purchaser of the following obligations:

                    (A) Simultaneously with Purchaser's delivery of the Acquisition Demand, Purchaser shall deposit in escrow with an escrow agent mutually acceptable to Purchaser and Seller, pursuant to an escrow agreement mutually acceptable to Purchaser and Seller, the full amount of the purchase price of the ground leased portion of the Casa Mora property as determined pursuant to the terms of the Ground Lease, or, if unavailable, by Seller's good faith estimate, subject to Purchaser's reasonable approval;

                    (B) All costs of the acquisition (and subsequent conveyance, if applicable) of the ground leased portion of the Casa Mora property shall be borne by Purchaser and any such costs paid by Seller shall be promptly reimbursed to Seller by Purchaser upon written demand by Seller therefor; and

                    (C) Purchaser shall cooperate with Seller and take all reasonable and appropriate steps requested by Seller to facilitate such acquisition;

               (vi) Purchaser hereby acknowledges and agrees that, notwithstanding the assignment of the Ground Lease or the acquisition and/or conveyance of the ground leased portion of the Casa Mora property as contemplated by this Section 5(a), Purchaser's obligations and liabilities under the terms of Section 24.1 of the master lease affecting the Casa Mora property shall indefinitely survive; and

               (vii) As soon as practicable after the earlier of (x) the date the Ground Lessor Consent is obtained or (y) the date the acquisition referenced in subsection (v) above is consummated, Seller and Purchaser shall complete the transactions contemplated in this Agreement as they relate to the Casa Mora property in accordance with the terms of this Agreement, including, without limitation, (1)(A) if subsection (vii)(x) above is applicable,

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delivery of the Deed relative to the Casa Mora property and exchange of the executed Assignment and Assumption Agreement or (B) if subsection (vii)(y) above is applicable, delivery of such Deed (including title to the Casa Mora land) and, in lieu of such exchange, Seller and Purchaser shall take such steps as are reasonable and appropriate, at Purchaser's cost and expense, to cause the Ground Lease to cease to exist and be terminated simultaneously with the completion of the aforesaid acquisition relative to the Casa Mora property, and (2) exchange of a Termination Agreement, and a MOL Termination, each as hereinafter defined, and delivery of a Bill of Sale and Assignment (as described in Section 8(a)(viii) below), relative to the Casa Mora property.

          (b) Purchaser agrees that a breach by Kindred (or any affiliate designated by Purchaser to be the assignee of the Ground Lease) of the assignee's obligations under the Assignment and Assumption Agreement and/or, if applicable, by Purchaser of its obligations under any joinder related thereto shall, for all purposes of the Amended and Restated Master Lease Agreement No. 2 dated April 20, 2001 between Seller and Purchaser, be deemed to constitute, and be treated the same as, a breach by Purchaser of the Indemnity Agreement, as defined in such master lease, and, upon expiration of the applicable cure period referenced in Section 16.1(a) of such master lease, shall constitute an "Event of Default", as defined in such master lease.

          (c) It shall be a condition precedent to Purchaser's obligation to proceed to Closing hereunder that Purchaser shall have obtained the approval of its lenders (the "Lenders", and such approval shall be called "Lender Approval") to the transactions contemplated by this Agreement, including, without limitation, the Master Lease Amendments (as hereinafter defined) and the Termination Agreements (as hereinafter defined) (collectively, the "Transactions"). If, as of June 25, 2003 (the "Approval Date"), Purchaser has not received Lender Approval, Purchaser may terminate this Agreement by delivery of written notice to Seller not later than 5:00 p.m. (Chicago time) on the Approval Date, which notice shall state the grounds of such termination. Upon timely delivery of such notice of termination by Purchaser, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller, and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination. In the event that Purchaser does not deliver to Seller a timely notice of termination pursuant to the terms of this subsection (c), Purchaser shall be deemed to have obtained Lender Approval and to have forever waived the condition precedent described in this subsection (c), and Purchaser shall be obligated to proceed to Closing hereunder. Purchaser covenants and agrees to notify Seller in writing immediately following its receipt of Lender Approval (the "Lender Approval Notice").

          (d) Contemporaneously with the execution and delivery of this Agreement, Seller and Purchaser shall execute in triplicate a letter (the "AHCA Letter") to the Florida Agency for Health Care Administration ("AHCA") in the form of Exhibit K attached hereto, and, Purchaser shall obtain the signatures of Senior Health Management LLC ("SHM") and certain of its affiliates (collectively with SHM, the "SHM Entities") on the AHCA Letter. After obtaining the signatures of SHM and the other SHM Entities on the AHCA Letter, Purchaser shall provide Seller with a fully executed original of the AHCA Letter and shall then submit another original of the AHCA Letter to Mr. William McCort at AHCA. Seller and Purchaser

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agree that: (i) the AHCA Letter is being executed by Seller and Purchaser in advance of the Closing in an effort to facilitate the Closing and to settle Seller's and Purchaser's existing dispute under the Master Leases relative to Purchaser's efforts to sublease the facilities within the Property that are located in Florida to the SHM Entities, (ii) neither the execution of the AHCA Letter, nor the submission thereof to AHCA, nor the contents of the AHCA Letter shall be used as evidence against either Seller or Purchaser, or otherwise prejudice the respective rights of Seller or Purchaser, in connection with their aforesaid existing dispute, and (iii) in the event that, on or prior to the earlier of June 30, 2003 or the Closing, Purchaser allows any of the SHM Entities or any of their affiliates to use, occupy, possess, manage, operate or become licensed to use, occupy or operate any of the facilities within the Property that are located in Florida, such occurrence shall constitute a default by Purchaser under this Agreement.

     6. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms,
(b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller's knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller's knowledge, to which the Property is subject,
(d) Seller has not entered into any agreement to sell all or any portion of the Property (other than Purchaser, in certain limited circumstances as described in the Master Leases), (e) to the best of Seller's knowledge, Seller is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated other than as described below,
(f) to the best of Seller's knowledge, the Ground Lease relative to the Casa Mora property remains in full force and effect and a true and correct copy thereof is attached hereto and made a part hereof as Exhibit L (and, in such regard, Seller represents and warrants that, except as provided in the Consent and Estoppel Certificate dated June 1, 2000 which is included in Exhibit L, Seller has not entered in to any amendment of the Ground Lease since April 30,
1998), (g) Seller has not received any notice of default from the ground lessor under the Ground Lease, (h) within the past 125 days, no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller's direction, except for such lienable repairs, alterations improvements, work, brokerage or services as have been paid for by Seller or for which, by the terms of the Master Leases, Purchaser is obligated to reimburse Seller, and (i) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which by the terms of the Master Leases or the 1998 Plan of Reorganization referenced therein or documents executed pursuant to such plan, Seller is entitled to be indemnified by Purchaser); provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Purchaser acknowledges that, as provided in Section 5(a) above, the consent of the ground lessor under the Ground Lease is required and further that the Lender Approval is required and that, as of the date hereof, neither such ground

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lessor consent nor the Lender Approval has been obtained. All representations and warranties made by Seller in this Section 6 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser's obligation to close the Transactions hereby contemplated, and at the Closing Seller shall execute and deliver to Purchaser a certification that its representations and warranties contained in this Section 6 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Purchaser or to the obtaining, after the date hereof, of knowledge not known to Seller as of the date hereof.

     7. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

          (a) (i) This Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (ii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser's knowledge, the Property is subject, (iii) all the documents to be delivered by Purchaser at closing will, at closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser's knowledge, to which the Property is subject, (iv) to the best of Purchaser's knowledge, Purchaser is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated other than as described below, (v) to the best of Purchaser's knowledge, the Ground Lease relative to the Casa Mora property remains in full force and effect and a true and correct copy thereof is attached hereto and made a part hereof as Exhibit L, and (vi) Purchaser has not received any notice of default from the ground lessor under the Ground Lease; provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Seller acknowledges that, as provided in Section 5(a) above, the consent of the ground lessor under the Ground Lease is required and further that the Lender Approval is required and that, as of the date hereof, neither such ground lessor consent nor the Lender Approval has been obtained.

          (b) Upon Closing of the Transactions, Purchaser intends to hold the nursing centers comprising the Property for the purpose of disposing of them, and only until they are disposed of, in one or more sale transactions, in a manner consistent with the letter sent on behalf of Purchaser to the Federal Trade Commission relative to the Transactions. During the interim period prior to completion of such disposition(s), Purchaser will (i) continue to operate such nursing centers and/or (ii) lease such nursing centers to a third party that will operate them.

     All representations and warranties made by Purchaser in this Section 7 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller's obligation to close the Transactions hereby

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contemplated, and at the Closing Purchaser shall execute and deliver to Seller a certification that its representations and warranties contained in this Section
7 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Seller or to the obtaining, after the date hereof, of knowledge not known to Purchaser as of the date hereof.

     8. Closing. The closing of the sale of the Property and the amendment of the Master Leases pursuant to the Master Lease Amendments ("Closing") shall take place at 10:00 a.m. (New York time) at the office of Cleary Gottlieb Steen & Hamilton at One Liberty Plaza, New York, New York or at another place mutually agreed upon by the parties, on a date ("Closing Date") not later than June 30, 2003, provided, however, that, notwithstanding the foregoing or anything to the contrary contained in this Agreement, in the event the Closing has not occurred by June 30, 2003, Seller or Purchaser may, at its option, provided and on the condition that the failure of such Closing to occur by such date is not due to a default by it in the performance of its obligations under this Agreement, elect to terminate this Agreement by delivery of written notice of termination to the other party, upon which delivery, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller (unless the failure of the Closing to occur by June 30, 2003 is due to a default by Seller in the performance of its obligations under this Agreement, in which event the Earnest Money shall be returned to Purchaser), and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination. Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

          (a) Seller Closing Documents. At the Closing, Seller shall, subject to the terms of Sections 5(a) and 5(b) above, execute and deliver, or cause to be executed and delivered, to Purchaser the following documents:

               (i) With respect to each of the properties described on Exhibit A that is located in Florida, a deed in the form of Exhibit C (the "Florida Deeds") in favor of Kindred or, at the written request of Purchaser, in favor of one or more affiliates of Kindred, and/or one or more of the SHM Entities, designated in writing by Purchaser;

               (ii) With respect to the property described on Exhibit A that is located in Texas, a deed in the form of Exhibit D (the "Texas Deed", and together with the Florida Deeds, collectively, the "Deeds") in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred designated in writing by Purchaser;

               (iii) With respect to that portion of the Property that is commonly known as Casa Mora Rehab & Extended Care, Bradenton, Florida and that is ground leased by Seller, an Assignment and Assumption of Ground Lease in the form of Exhibit E, executed in counterpart by Seller (the "Assignment and Assumption Agreement") and in favor of Kindred or, at the request of Purchaser, an affiliate of Kindred, or one of the SHM Entities, designated in writing by Purchaser (in such latter case of an assignment to an affiliate of Kindred or one of the

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SHM Entities, Purchaser shall, by a written joinder, agree to guaranty to Seller the assignee's indemnity and other obligations under such Assignment and Assumption Agreement);

               (iv) A certification of non-foreign status in the form of Exhibit F;

               (v) Partial Lease Termination Agreements in the form of Exhibits G-1, G-2, G-3 and G-4 (collectively, the "Termination Agreements"), executed in counterpart by Seller;

               (vi) A Termination of Memorandum of Lease with respect to each of the properties listed on Exhibit A, in substantially the form of Exhibit H (collectively, the "MOL Terminations"), executed in counterpart by Seller;

               (vii) Amendments to each of the Master Leases referred to in the Termination Agreements, and to the Master Lease Agreement dated December 12, 2001 between Seller and Purchaser, in the form of Exhibits I-1, I-2, I-3, I-4 and I-5 (collectively, the "Master Lease Amendments"), executed in counterpart by Seller or, in the case of the aforesaid Master Lease Agreement dated December 12, 2001, by Ventas Finance I, LLC;

               (viii) With respect to each of the properties described on Exhibit A, a Bill of Sale and Assignment in the form of Exhibit J, in favor of Kindred, or, at the written request of Purchaser, in favor of one or more affiliates of Kindred, and/or one or more of the SHM Entities, designated in writing by Purchaser and, if and to the extent Seller owns and possesses any of the "Personal Property" referenced therein, Seller shall deliver the same to Purchaser; and

               (ix) A legal opinion executed by Seller's internal counsel, in form and substance reasonably acceptable to Purchaser, opining that this Agreement and the documents executed and delivered by Seller and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies).

          (b) Purchaser Closing Documents. At the Closing, Purchaser shall, subject to the terms of Sections 5(a) and 5(b) above, execute and deliver, or cause to be executed and delivered, to Seller the following documents:

               (i) the Assignment and Assumption Agreement, executed in counterpart by Kindred (or, if Purchaser designates one of its affiliates as assignee, Kindred's affiliate designee as assignee, and Purchaser, as joinder party);

               (ii) the Termination Agreements, executed in counterpart by Purchaser and consented to, in counterpart, by each of Purchaser's Lenders;

               (iii) the MOL Terminations, executed in counterpart by Purchaser;

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               (iv) the Master Lease Amendments, executed in counterpart by
Purchaser and consented to, in counterpart, by each of Purchaser's Lenders; and

               (v) a legal opinion executed by Purchaser's internal counsel, in form and substance reasonably acceptable to Seller, opining that this Agreement and the documents executed and delivered by Purchaser and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies).

          (c) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to Seller, by federally insured wire transfer, the total amount of the Purchase Price minus the amount of the Earnest Money, which Earnest Money shall be credited against the Purchase Price and retained by Seller. In addition to the Purchase Price, and as a condition to Seller's obligation to close, Purchaser shall pay to Seller all amounts required to be paid by Purchaser pursuant to the terms of the Termination Agreements.

          (d) Further Assurances. Seller and Purchaser shall, at the Closing, and from time to time thereafter, upon request, execute such additional documents as are reasonably necessary in order to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller's or Purchaser's obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement. Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

          (e) Cooperation. Purchaser has informed Seller that, at or after the Closing, Purchaser intends to attempt to sell or lease the Property to one or more of the SHM Entities or another third party or parties (each of the SHM Entities or any such third party, a "Subsequent Purchaser/Lessee"). Seller agrees to provide reasonable cooperation to Purchaser with respect to the foregoing transactions, provided and on the conditions that any such cooperation shall (i) be at no cost or expense to Seller, (ii) not expand or increase Seller's covenants, representations, warranties, indemnities, obligations, duties or liabilities under this Agreement or any document delivered hereunder,
(iii) not subject Seller to additional liability, covenants, representations, warranties, indemnities, obligations or duties not otherwise contemplated hereby, (iv) not require Seller to make any representation, warranty, covenant, agreement or indemnity that is inconsistent with, or broader in scope than, the representations, warranties, covenants, agreements and indemnities contained in this Agreement or the exhibits hereto, (v) not delay the Closing Date, and (vi) be subject to the understanding and agreement of Purchaser, which understanding and agreement is hereby acknowledged by Purchaser, that Seller's cooperation (x) shall not prejudice any rights Seller or Purchaser may have under the Master Leases, including, without limitation, in the case of Seller, any rights Seller may have under the Master Leases to disapprove of, or take other steps to oppose or prevent the consummation of, any sublease transaction(s) that Purchaser may desire to enter into with any of the SHM Entities or

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any other person or entity, (y) shall not be used by Purchaser as evidence in any dispute between Seller and Purchaser involving any proposed sublease transaction(s) with any of the SHM Entities or any other person or entity, and
(z) is being provided by Seller in an effort to settle existing disputes between Seller and Purchaser involving such proposed sublease transaction(s). Any instrument or document that Seller may be asked to execute and/or deliver under this subsection (e) shall be in such form as Seller shall deem appropriate, in its sole and absolute discretion.

     9. Prorations and Adjustments.

     Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to the Termination Agreements.

     10. Closing Costs.

          (a) Seller shall be responsible for the payment of the fees and costs of Seller's counsel and investment advisors representing it in connection with the Transactions.

          (b) Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser's counsel and investment advisors representing it in connection with the Transactions, and (ii) subject to subsection (a) above, all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other fees, costs and expenses, incurred by either Seller or Purchaser in connection with the Transactions. At Seller's request, Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in subsection (b)(ii) hereof.

     11. Remedies.

          (a) Purchaser Default.

               (i) If Purchaser fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of the Termination Agreements) ("Purchaser Default"), then Seller shall have the right, as its sole and exclusive remedy for such failure, to terminate this Agreement by delivering written notice thereof to Purchaser, in which event (x) subject to subsection (y) below, the Earnest Money shall be retained by Seller as liquidated damages or (y) in the event the Purchaser Default is due to a default by Purchaser under Section 5(d)(iii) hereof, the Earnest Money shall be retained by Seller and Purchaser shall be obligated immediately to pay to Seller an additional Five Million Dollars ($5,000,000.00) as liquidated damages. SELLER AND PURCHASER AGREE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A PURCHASER DEFAULT ARE UNCERTAIN AND DIFFICULT TO ASCERTAIN, AND THAT THE EARNEST MONEY (OR THE EARNEST MONEY PLUS $5,000,000.00, IF SUBSECTION (y) ABOVE IS APPLICABLE) IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES.

SELLER'S INITIALS:                               PURCHASER'S INITIALS:
                   -----------                                         ---------

               (ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

          (b) Seller Default.

               (i) If Seller fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, subject to Sections 5(a) and 5(b) hereof, the delivery of the Deeds and the Assignment and Assumption Agreement), then Purchaser shall have the right, as its sole and exclusive remedy for such failure, to either (x) terminate this Agreement by delivering written notice thereof to Seller, in which event the Earnest Money shall be promptly returned to Purchaser and neither party shall have any further obligations or liabilities hereunder except for those liabilities and obligations that expressly survive termination, or (y) specifically enforce the terms of this Agreement.

               (ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

          (c) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys' fees and expenses. The phrase "prevailing party" shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise. In the event that Seller is entitled to an award of its attorneys' fees and expenses pursuant to the terms of this Section 11(c), such award shall be in addition to the liquidated damages to which Seller may be entitled pursuant to the terms of Section 11(a) above.

          (d) Survival.

               (i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 2(b), 4, 5(a), 5(b), 5(d), 6, 7, 8(d), 8(e), 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18.

               (ii) Termination. None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 4, 5(a) (as it relates to Purchaser's responsibility for costs and expenses), the third sentence of 5(c), 5(d) (except that 5(d)(iii) shall survive only through June 30, 2003), 6, 7, 8(d), 8(e), 10, 11, 12, 14(b), 15, 16,17 and 18.

          (e) Relation to Master Leases. Without limitation of Section 14 below, Seller and Purchaser agree that the remedies described in this Agreement, including, without limitation, the liquidated damages remedies referenced above,
(i) constitute remedies of the parties under this Agreement only in their respective capacities as Seller and Purchaser hereunder, (ii) shall not constitute, or be deemed to constitute, remedies under any of the Master Leases,
(iii) shall not preclude any party to any of the Master Leases from exercising any right or remedy available to it under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement), and (iv) shall not limit the damage remedies or other rights or remedies of any party to any of the Master Leases under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement) and that the determination by Seller or Purchaser of whether or not, based upon the occurrence of certain events or the existence of certain circumstances, a default by the other party has occurred under this Agreement shall be made independently of, and have no bearing or impact upon, the determination by a party to one of the Master Leases of whether or not, based upon the same events or circumstances, a default by another party to such Master Lease has occurred under such Master Lease.

     12. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement other than investment advisor(s) retained by it and covenants to pay any fees or other amounts owing to its investment advisor(s) on account of this Agreement or the Transactions. Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys' fees and costs) which arise from a breach of such parties' respective representations and covenants set forth in this Section 12.

     13. Casualty and Condemnation. If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property ("Casualty or Condemnation"), then at the Closing, Seller shall pay to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller in connection with such Casualty or Condemnation which have not been used to restore the Property, and Seller shall assign to Purchaser all of Seller's right, title and interest in any insurance proceeds or condemnation awards to be paid to Seller in connection with the Casualty or Condemnation.

     14. Certain Warranties; Disclaimer and Release.

          (a) Notwithstanding anything to the contrary contained in this Section 14, the purchase, sale and conveyance of the Property shall be made with the limited warranties from Seller to Purchaser contained in the Deeds and the Assignment and Assumption Agreement.

          (b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in "AS IS", "WHERE IS", "WITH ALL FAULTS" condition, and, subject to
Section 6 above and
to subsection (a) above, without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 6 above and to subsection (a) above:

               (i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

               (ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

               (iii) As the tenant (or subtenant, as applicable) at the Property, Purchaser has had complete and sole possession of the Property since, at the latest, May 1, 1998, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

               (iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

               (v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

          (c) Release. Without in any way limiting the generality of the preceding subsection (b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to
(i) the condition of the Property, either patent or latent, (ii) Purchaser's ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser's ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under any of the leases pursuant to which Seller leased the Property to Purchaser, including without limitation, any default or alleged default regarding the granting or withholding of Seller's consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property.

     15. General Provisions.

          (a) Entire Agreement. This Agreement and exhibits hereto constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and amendment of the master leases pursuant to the Master Lease Amendments and supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

          (b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

          (c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

          (d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term "Business Day" means any day other than (i) Saturday,
(ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

          (e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

          (f) Assignment. This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party's sole and absolute discretion.

          (g) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this subsection (g). All notices and communications shall be deemed given and effective upon receipt thereof.

     To Seller:        Ventas Realty, Limited Partnership
                       c/o Ventas, Inc.
                       4360 Brownsboro Road
                       Suite 115
                       Louisville, Kentucky 40207-1642
                       Attn: T. Richard Riney
                       Phone: (502) 357-9000
                       Fax: (502) 357-9001

     With copies to:   Ventas Realty, Limited Partnership
                       333 West Wacker Drive, Suite 2850
                       Chicago, Illinois 60606
                       Attn: Donna M. Cote
                       Phone: (312) 596-3808
                       Fax: (312) 596-3850

                       and

                       Barack Ferrazzano Kirschbaum
                          Perlman & Nagelberg LLC
                       333 West Wacker Drive, Suite 2700
                       Chicago, Illinois 60606
                       Attn: Thomas H. Page, Esq.
                       Phone: (312) 984-3195
                       Fax: (312) 984-3150

     To Purchaser:     Kindred Healthcare, Inc. and
                       Kindred Healthcare Operating, Inc.
                       680 South Fourth Avenue
                       Louisville, Kentucky 40202-2412
                       Attn: Edward L. Kuntz
                       Phone: (502) 596-7172
                       Fax: (502) 596-4141

     With copies to:   Kindred Healthcare, Inc. and
                       Kindred Healthcare Operating, Inc.
                       680 South Fourth Avenue
                       Louisville, Kentucky 40202-2412
                       Attn: Joseph Landenwich, Esq.
                       Phone: (502) 596-7209
                       Fax:   (502) 596-4075

                       and

                       Cleary Gottlieb Steen & Hamilton
                       One Liberty Plaza
                       New York, New York 10006
                       Attn: Steven Horowitz
                       Phone: (212) 225-2580
                       Fax:   (212) 225-3999

          (h) Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Florida without regard to the laws regarding conflicts of laws.

          (i) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

          (j) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words "include", "including", "includes" and any other derivation of "include" means "including, but not limited to" unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to "sections" or "subsections" in this Agreement shall refer to sections and subsections of this Agreement, and references to "exhibits" in this Agreement shall mean exhibits attached to this Agreement.

          (k) No Recording. Purchaser shall not, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records. If Purchaser violates the terms of this subsection (k), then this Agreement shall be deemed ipso facto terminated and the Earnest Money shall be retained by Seller.

          (1) Obligations Joint and Several. Purchaser acknowledges that each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

          (m) Public Announcement. Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the Transactions contemplated hereby.

     16. DTPA WAIVER. TO THE EXTENT PERMITTED BY LAW, PURCHASER HEREBY WAIVES ANY CLAIMS AND CAUSES OF ACTION ARISING PURSUANT TO THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES AND CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, TEXAS BUSINESS AND COMMERCE CODE. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (I) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO SELLER, (II) PURCHASER IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND (III) PURCHASER IS PURCHASING THE PROPERTY FOR BUSINESS, COMMERCIAL, INVESTMENT OR OTHER SIMILAR PURPOSES AND NOT FOR USE AS PURCHASER'S RESIDENCE.

     17. RELA ADMONITION. PURCHASER ACKNOWLEDGES THAT, AT THE TIME OF THE EXECUTION OF THIS AGREEMENT, SELLER ADVISES PURCHASER BY THIS WRITING THAT PURCHASER SHOULD HAVE AN ABSTRACT COVERING THE PROPERTY THAT IS THE SUBJECT OF THIS AGREEMENT EXAMINED BY AN ATTORNEY OF PURCHASER'S OWN SELECTION, OR THAT PURCHASER SHOULD BE FURNISHED WITH OR OBTAIN AN OWNER'S POLICY OF TITLE INSURANCE.

     18. Radon. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it overtime. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from public health units of each of the counties in Florida in which the Property is located.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                   PURCHASER:

                                   KINDRED HEALTHCARE, INC., a
                                   Delaware corporation


                                   By: /s/ Richard A. Lechleiter
                                       -----------------------------------------
                                   Name: Richard A. Lechleiter
                                   Its: Senior Vice President, Chief Financial
                                        Officer and Treasurer


                                   KINDRED HEALTHCARE OPERATING, INC., a
                                   Delaware corporation


                                   By: /s/ Richard A. Lechleiter
                                       -----------------------------------------
                                   Name: Richard A. Lechleiter
                                   Its: Senior Vice President, Chief Financial
                                        Officer and Treasurer


                                   SELLER:


                                   VENTAS REALTY, LIMITED PARTNERSHIP, a
                                   Delaware limited partnership


                                   By:  Ventas, Inc.
                                   Its: Sole General Partner


                                        By: /s/ T. Richard Riney
                                            ------------------------------------
                                        Name: T. Richard Riney
                                        Its: Executive Vice President

                                    EXHIBIT A

                                      LAND

                                                                  Facility # 117
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Lots 8, 9, 10, 11, 12, 15, 16, 17, 18 and 19, Block D, Liddell Estates, as per Plat thereof recorded in Plat Book 1, Page 46, of the Public Records of Sarasota County, Florida.

                                                                  Facility # 124
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Commence at the Southeast corner of Long's 2nd Addition, according to the Plat thereof, as recorded in Plat Book 4, Page 3, of the Public Records of Seminole County, Florida, and run south 4 DEG. 00'00" West along the Westerly right of way line of Mellonville Avenue 133.59 feet to the Point of Beginning; thence continue South 4 DEG. 00'00" West along said Westerly right of way line 421.87 feet to the Northeast corner of Eldorado according to the Plat thereof as recorded in Plat Book 4, Page 29, of the Public Records of Seminole County, Florida; thence run South 89 DEG. 53'01" West along the North line of said Eldorado 446.02 feet to the Northwest corner of said Eldorado, said point also being on the Sanford Grant line; thence run North 24 DEG. 38'01" East along said Grant line 200.69 feet to a point on the Easterly line of Tier H of E.R. Traffords Map of the Town of Sanford, according to the Plat thereof as recorded in Plat Book 1, Pages 56 through 64, of the Public Records of Seminole County, Florida; thence run North 00 DEG. 33'03" East along said Easterly line 260.87 feet; thence run South 86 DEG. 50'00" East 389.89 feet to the Point of Beginning, being a part of Lots 5 and 6 of Plat of Ella A. Pace of Part of
Section 30, Township 19 South, Range 31 East, according to the Plat thereof as recorded in Plat Book 1, Page 91, of the Public Records of Seminole County, Florida.

                                                                  Facility # 125
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Map showing a survey of a part of Government Lot 1, Section 33, Township 21 South, Range 35 East, Brevard County, Florida, described as follows:

Commencing at the Northwest corner of Lot 1, MORGAN LANDS SUBDIVISION, recorded in Plat Book 1, Page 5, Public Records of Brevard County, Florida; thence run North 89 DEG. 17'55" East along the South line of said Government Lot 1, 320.23 feet to the Point of Beginning of the lands herein described; thence continue North 89 DEG. 17'55" East along said South line of Government Lot 1, 300.00 feet; thence North 1 DEG. 09'11" West, 452.91 feet to the South right of way line of a 50 foot road, described in O.R. Book 655, Page 239; thence South 89 DEG. 17'55" West along said South right of way line, 300.00 feet; thence South 1 DEG. 09'11" East, 452.91 feet to the Point of Beginning.

                                                                  Facility # 245
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Lot 1, Block 1, of Engelhart Addition to Lakewood Estates, as recorded in Plat Book 86, Page 48, of the Public records of Pinellas County, Florida.

                                                                  Facility # 268
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Lot 1, Colonial Properties, Phase II, a subdivision according to the Plat thereof as recorded in Plat Book 51, Pages 71 through 73, of the Public Records of LEE County, Florida.

                                                                  Facility # 372
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I (FEE SIMPLE PARCEL):

The South 100 feet of the North 663.0 feet of the Northwest quarter (NW 1/4) of the Southwest Quarter (SW 1/4) of the Southeast quarter (SE 1/4) of Section 31, Township 27 South, Range 18 East, Hillsborough County, Florida;

LESS AND EXCEPTING therefrom the following three (3) parcels of land:

(i) The South 50.0 feet of the West 25.00 feet thereof;

(ii) The East 25.0 feet thereof;

(iii) The additional East 47 feet thereof conveyed to Hillsborough County, a political subdivision of the State of Florida, by the Warranty Deed dated March 6, 1986, recorded March 12, 1987 in O.R. Book 5063, Page 1360, Public Records of Hillsborough County, Florida.

PARCEL II (FEE SIMPLE PARCEL):

The Northeast quarter (NE 1/4) of the Southeast quarter (SE 1/4) of the Southwest quarter (SW 1/4) of Section 31, Township 27 South, Range 18 East, Hillsborough County, Florida.

PARCEL III (FEE SIMPLE PARCEL):

That certain tract, piece or parcel of land beginning at the Southwest corner of the Northwest quarter (NW 1/4) of the Southwest quarter (SW 1/4) of the Southeast quarter (SE 1/4) of Section 31, Township 27 South, Range 18 East, Hillsborough County, Florida; run thence North 50 feet; thence East 25 feet; thence South 50 feet; and thence West 25 feet to the Point of Beginning.

PARCEL IV (EASEMENT PARCEL):

Non-exclusive easement for ingress and egress on and across the North 50 feet of the Southwest quarter (SW 1/4) of the Southwest quarter (SW 1/4) of the Southeast quarter (SE 1/4) of Section 31, Township 27 South, Range 18 East, Hillsborough County, Florida as contained in the Deed recorded May 5, 1971 in O.R. Book 2306, Page 293, Public Records of Hillsborough County, Florida.

File No: FL99-2103K

                                                                  Facility # 637
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I:

That portion of land lying in the East 1/2 of the Fractional Section 32, Township 22 South, Range 18 East, Hernando County, Florida, more particularly described a follows:

Beginning at the Southeast corner of the Northeast 1/4 of said Fractional
Section 32; thence continue along the East line of the Northeast 1/4, North 00 DEG. 01'00" West, a distance of 53.79 feet to a point being on the North right-of-way line of a Florida Power Corporation Easement; thence continue along said East line of the Northeast 1/4, North 00 DEG. 01'00" West, a distance of
882.52 feet to the Northeast corner of the Southeast 1/4 of the Northeast 1/4; thence run along the North line of the Southeast 1/4 of the Northeast 1/4, North 89 DEG. 34'43" West, a distance of 896.55 feet to the Point of Beginning; thence continue along said North line North 89 DEG. 34'43" West a distance of 421.17 feet to the center of the Northeast 1/4; thence run along the West line of Northeast 1/4 of the Northeast 1/4, North 00 DEG. 05'30" East a distance of
865.38 feet to a point on the South right-of-way line of State Road No. 50; thence run along the South line of State Road No. 50, South 89 DEG. 40'31" West a distance of 200 feet; thence run South 00 DEG. 05'30" West on a line parallel to the West line of the Northeast 1/4 of the Northeast 1/4, a distance of 2083.52 feet to a point on the Florida Power right-of-way line; thence continue along said right-of-way line North 77 DEG. 06'13" East, a distance of 631.22 feet; thence run North 00 DEG. 24'51" East a distance of 1075.30 feet to the Point of Beginning.

PARCEL II:

Non-exclusive easements as they appear on that certain Reciprocal Easement Agreement dated August 16, 1996, recorded August 20, 1996 in O.R. Book 1082, Page 800 and rerecorded August 28, 1996 in O.R. Book 1083, Page 1551, of the Public Records of Hernando County, Florida.

                                                                  Facility # 836
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I:

From the Southwest corner of the Southeast 1/4 of the Southeast 1/4 of Section 3, Township 29 South, Range 18 East, HILLSBOROUGH County, Florida, run East
254.62 feet along the South boundary of the said Southeast 1/4 of the Southeast 1/4; thence North 240 feet to the Point of Beginning; thence West 193.81 feet to the East right-of-way limits of Habana Avenue; thence run North 2 DEG. 46' West,
115.12 feet to the point of curve of a curve to the right (concave to the East) having a radius of 1920.45 feet; thence Northwesterly 98.77 feet along the arc of said curve (chord bearing North 1 DEG. 17'36" West, 98.76 feet) to the Southeasterly right-of-way limits of a 15 foot drainage right-of-way; thence North 66 DEG. 14' East 286.12 feet along said right-of-way limits; thence run South 329.03 feet and thence West 60.26 feet to the Point of Beginning.

PARCEL II:

From the Southwest corner of the Southeast 1/4 of the Southeast 1/4 of Section 3, Township 29 South, Range 18 East, HILLSBOROUGH County, Florida, run East
254.62 feet along the South boundary of the said Southeast 1/4 of the Southeast 1/4; thence at right angles to said South boundary, run North 40 feet to the North right-of-way limits of Buffalo Avenue (S.R. #574A) for a Point of Beginning; thence North 0 DEG. 25'30" West 200.00 feet; thence East 20 feet; thence South 0 DEG. 25'30" East 200.00 feet; thence West 20 feet along the said North right-of-way limits of Buffalo Avenue to the Point of Beginning.

LESS that portion taken for road right-of-way for Habana Avenue.

                                                                  Facility # 837
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

All of that part of Tract 1194-B as shown on Cape Coral, Unit 20, Part 2, according to the plat thereof as recorded in Plat Book 19, Pages 46 and 48 of the LEE County Public Records, located in Section 32, Township 44 South, Range 24 East, in the city of Cape Coral, LEE County, Florida, being more particularly described as follows:

Begin at the Southeast corner of said Tract 1194-B and run Westerly along the North right-of-way line of S.E. 27th Street West for 289.40 feet to a point of curve; thence run along the arc of a curve to the right, having a radius of
25.00 feet, a central angle of 91 DEG. 37'10", for an arc length of 39.98 feet to the Easterly right-of-way line of Del Prado Parkway; thence run Northerly along the Easterly right-of-way line of Del Prado Parkway North 1 DEG. 37'10" East for 371.61 feet; thence run East 390.37 feet to the Westerly line of a 20 foot wide alley as shown on the aforesaid recorded plat; thence run Southerly along said alley for the following courses and distances; South 22 DEG. 00'00" West 159.39 feet to a point of curve; thence run along the arc of a curve to the left having a radius of 315.00 feet, a central angle of 20 DEG. 22'50", for an arc length of 112.05 feet to a point of tangency; thence continue along said alley South 1 DEG. 37'10" West 140.34 feet to the Point of Beginning.

Bearings used herein are the same as used in the recorded plat of Unit 20, Part
2.

                                                              Facility # 922/181
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I:

A portion of Tracts within Port Richey Land Company's Subdivision, of Section 34, Township 24 South, Range 16 East, as shown on plat recorded in Plat Book 1, Page 61 of the Public Records of Pasco County, Florida, and a portion of the Northeast 1/4 of the Northwest 1/4 of said Section 34 being more particularly described as follows:

Commencing at the Northeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence South 00 DEG. 15'26" West along the North-South centerline of said Section 34, 839.78 feet to the Point of Beginning; thence continue South 00 DEG. 15'26" West, 390.31 feet; thence North 89 DEG. 44'34" West, 590.90 feet to a traverse point; said point lying 1 foot more or less Easterly of existing lake bank; thence traverse said lake bank by the following courses; North 00 DEG. 14'28" West, 90.90 feet; North 03 DEG. 51'47" West,
135.52 feet; North.19 DEG. 44'27" East, 118.43 feet; North 10 DEG. 59'53" East,
53.53 feet; thence leaving said lake bank run South 89 DEG. 44'34" East, along the south line of Windsor Woods Professional Center I, a Condominium, and its Westerly extension as recorded in O.R. Book 1345, Page 112, Public Records of Pasco County, Florida, 551.95 feet to the Point of Beginning.

LESS AND EXCEPT the East 70.00 feet thereof.

PARCEL II:

Two non-exclusive easements for ingress and egress over and across the following described properties:

No. 1: A portion of the Northeast 1/4 of the Northwest 1/4 of Section 34, Township 24 South, Range 16 East, Pasco County, Florida, described as follows:

Commencing at the Northeast corner of the Northeast 1/4 of the Northwest 1/4 of said section 34, run South 00 DEG. 15'26" West 709.78 feet along the East line of the West 1/2 of said Section 34 to the Point of Beginning; thence continue South 00 DEG. 15'26" West 1450.00 feet; thence North 89 DEG. 19'34" West 70.00 feet; thence North 00 DEG. 15'26" East 1449.49 feet; thence South 89 DEG. 44'34" East 70.00 feet to the Point of Beginning.

                                                              Facility # 922/181
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

ANI

No. 2: A portion of the Northeast 1/4 of the Northwest 1/4 of section 34, Township 24 South, Range 16 East, Pasco County, Florida, more particularly described as follows:

Commence at the Northeast corner of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence run North 89 DEG. 28'09" West, 25.00 feet along the North boundary line of said Northwest 1/4 of Section 34 to the Northeast corner of Windsor Woods Professional Center, a Condominium; thence South 09 DEG. 56'21" West, 59.59 feet along the East boundary line of said Windsor Woods Professional Center, a Condominium; thence South 00 DEG. 15'26" West, 591.59 feet along said East boundary line and its Southerly extension to the Point of Beginning; thence South 89 DEG. 44'34" East, 35.00 feet; thence South 00 DEG. 15'26" West 60.00 feet; thence North 89 DEG. 44'34" West, 70.00 feet; thence North 00 DEG. 15'26" East, 15.42 feet; thence North 13 DEG. 30'26" East, 45.79 feet along said East boundary line; thence South 89 DEG. 44'34" East, 29.49 feet to the Point of Beginning.

LESS AND EXCEPT that part of Easement No. 2 conveyed to Pasco County, a political subdivision of the State of Florida, by Quit Claim Deed recorded October 5, 1981 in O.R. Book 1153, Page 926, Public Records of Pasco County, Florida.

                                                                 Facility # 1217
                                                                              FL

                                    EXHIBIT A

Two Parcels as follows:

Parcel 1

          Fee Estate

Commence at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, proceed North 89 DEG. 29'01" West, along the North line of said Southwest 1/4, a distance of 855.62 feet for a Point of Beginning. Thence continue North 89 DEG. 29'01" West, along said line a distance of 410 feet, thence South 0 DEG. 16'17" West, a distance of 513.56 feet to the intersection of the Northerly boundary right-of-way of a 50 foot wide road; thence South 89 DEG. 43'43" East, along said right-of-way a distance of 388.38 feet to the point of curvature of a curve concave to the right, thence Southerly along the arc of said curve to the right having a radius of 1131.21 feet and a central angle of 01 DEG. 04'00", a distance of 21.62 feet; thence North 00 DEG. 16'17" East, a distance of 512.01 feet to the point of Beginning being and lying in Section 32, Township 34 South, Range 17 East, of MANATEE County, Florida.

LESS EXCEPT land deeded to the City of Bradenton, under Deed recorded in O.R. Book 849, Page 120, being described as:

Commence at the Northeast corner of the Southwest 1/4 of Section 32, thence North 89 DEG. 29'01" West, along the North line of said Southwest 1/4, a distance of 855.62 feet for a Point of Beginning; thence South 00 DEG. 16'17" West, a distance of 42 feet to a point on the Southerly right-of-way of proposed 17th Avenue West, thence North 89 DEG. 29'01" West, a distance of 218.62 feet to the point of curvature of a curve to the left having a radius of 708 feet; thence Southwesterly along the arc of said curve to the left, having a central angle of 16 DEG. 20'43", a distance of 201.98 feet, thence North 00 DEG. 16'17" East, a distance of 70.62 feet to a point on the North line of said Southwest 1/4, thence South 89 DEG. 29'01" East, a distance of 410 feet to the Point of Beginning being and lying in Section 32, Township 34 South, Range 17 East, MANATEE County, Florida.

Facility 1217

Casa Mora Rehab & Extended Care
1902 49th Street West
Bradenton, FL 34209

                                                                 Facility # 1217

Parcel 2

          Leasehold Estate in the following property:

Commence at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, MANATEE County, Florida; thence North 89 DEG. 29'01" West along the North line of said Southwest 1/4, a distance of 855.62 feet; thence South 00 DEG. 16'17" West, a distance of 42.00 feet to a point on the Southerly right of way line of 17th Avenue West, for a Point of Beginning; thence North 89 DEG. 29'01" West, along said southerly right of way line, a distance of 210.62 feet to the P.C. of a curve concave to the Southeast, having a radius of 708.00 feet; thence Southwesterly along the arc of said curve, through a central angle of 44 DEG. 04'57" an arc distance of 544.72 feet to the P.T. of said curve; thence South 46 DEG. 26'02" West, along said 17th Avenue West right of way line, a distance of 81.77 feet; thence South 43 DEG. 33'58" East, parallel to the centerline of an existing access road and 30.00 feet Northerly therefrom, a distance of 300.52 feet; thence South 89 DEG. 43'43" East, a distance of 533.24 feet to the P.C. of a curve, concave to the South, having a radius of 1131.21 feet; thence Easterly, along the arc of said curve, and through a central angle of 01 DEG. 05'42", an arc distance of 21.62 feet; thence North 00 DEG. 16'17" East, a distance of 470.01 feet to the Point of Beginning. All lying and being in Section 32, Township 34 South, Range 17 East, MANATEE County, Florida.

LESS THE FOLLOWING:

Commencing at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, MANATEE County, Florida, proceed North 89 DEG. 29'01" West along the North line of said Southwest 1/4 a distance of 855.62 feet for P.O.B.; thence continue North 89 DEG. 29'01" West along said line a distance of
410.00 feet; thence South 00 DEG. 16'17" West a distance of 513.56 feet to the intersection of the Northerly boundary right-of-way of a 60 foot wide road; thence South 89 DEG. 44'43" East along said right-of-way a distance of 388.38 feet to the P.C. of a curve concave to the right; thence Southeasterly along the arc of said curve to the right having a radius of 1131.21 feet and a central angle 01 DEG. 04'00" a distance of 21.62 feet; thence North 00 DEG. 16'17" East a distance of 512.01 feet to the P.O.B., being and lying in Section 32, Township 34 South, Range 17 East, MANATEE County, Florida, LESS AND EXCEPT land deeded to the City of Bradenton, Florida, under DEED recorded in O.R. Book 849, Page 120, Public Records of MANATEE County, Florida, more properly described as:

Commence at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, MANATEE County, Florida; thence North 89 DEG. 29'01" West along the North line of said Southwest 1/4 a distance of 855.62 feet for a Point of Beginning; thence South 00 DEG. 16'17" West a distance of 42.00 feet to a Point on the Southerly right-of-way of proposed 17th Avenue West; thence North 89 DEG. 29'01" West a distance of 210.62 feet to

                                                                 Facility # 1217

the P.C. of a curve to the left having a radius of 708.00 feet; thence Southwesterly along the arc of said curve to the left, having a central angle of 16 DEG. 20'45" a distance of 201.98 feet; thence North 00 DEG. 1.6'17" East, a distance of 70.62 feet to a point on the North line of said Southwest 1/4; thence South 89 DEG. 29'01" East a distance of 410.00 feet to the Point of Beginning; being and lying in Section 32, Township 34 South, Range 17 East, MANATEE County, Florida.

                                                                 Facility # 1218
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I:

A portion of Parcel "A", COLONIAL PALMS NURSING CENTER EAST, according to the plat thereof, as recorded in Plat Book 129, Page 34 of the Public Records of Broward County, Florida, together with a portion of Parcel "B", SAMPLE ROAD REALITY PLAT, according to the plat thereof, as recorded in Plat Book 88, Page 38, of the Public Records of Broward County, Florida, and being more particularly described as follows:

Beginning at the southwest corner of said Parcel "A"; thence on an assumed bearing of North 00 DEG. 36'24" East, a distance of 160.31 feet thence North 00 DEG. 49'11" West, a distance of 50.64 feet to the West most Northwest corner of said Parcel "A", the last two courses and distances being along the West most line of said Parcel "A"; thence North 89 DEG. 54'29" East, along the Southerly most North line of said Parcel "A", a distance of 264.66 feet to the Southwest corner of said Parcel "B"; thence North 00 DEG. 35'21" East along the West line of said Parcel "B", a distance of 224.99 feet to the Northwest corner of said Parcel "B"; thence North 89 DEG. 54'29" East, along the North line of said Parcel "B", a distance of 126.01 feet; thence South 00 DEG. 35'21" West, along a line parallel with and 126.00 feet East of as measured at right angles to the said West line of Parcel "B", a distance of 219.22 feet; thence South 89 DEG. 54'29" West, along a line parallel with and 219.20 feet South of as measured at right angles to the said North line of Parcel "B", a distance of 46.68 feet; thence South 00 DEG. 33'43" West, a distance of 217.27 feet to a point on the South line of said Parcel "A"; thence South 90 DEG. 00'00" West, along the said South line of Parcel "A", a distance of 342.88 feet to the Point of Beginning.

PARCEL II:

A11 of Tract "A", "SAMPLE PROFESSIONAL BUILDING", according to the plat thereof, as recorded in Plat Book 101, Page 15, of the Public Records of Broward County, Florida.

PARCEL III:

A portion of Parcel "A", "COLONIAL PALMS NURSING CENTER EAST", according to the plat thereof as recorded in Plat Book 129, Page 34, of the Public Records of Broward County, Florida, being more particularly described as follows:

                                                                 Facility # 1218

                                   SCHEDULE A
                                    THE LAND

Beginning at the Southeast corner of said Parcel "A", said point also being the Northeast corner of said Tract "A"; thence Northerly along the East line of said Parcel "A", a distance of 110.01 feet; thence Westerly along a line parallel with and 110.00 feet North of as measured at right angles to the south line of said Parcel "A", making an included angle of 89 DEG. 26'45", a distance of
205.32 feet; thence Northerly, making an included angle of 270 DEG. 02'18", a distance of 28.50 feet; thence Westerly making an included angle of 89 DEG. 54'05", a distance of 58.74 feet; thence Southerly along a line parallel with and 264.30 feet West of as measured at right angles to the East line of said Parcel "A", making an included angle of 90 DEG. 36'52", a distance of 138.45 feet to a point on the South line of said Parcel "A"; thence Easterly along the South line of said Parcel "A", making an included angle of 89 DEG. 26'45", a distance of 264.31 feet to the Point of Beginning.

                                                                 Facility # 1220
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

PARCEL I:

Begin at the Southwest corner of the Southeast 1/4 of the Southwest 1/4 of
Section 14, Township 29 South, Range 15 East; and run thence South 89 DEG. 03'26" East, along the South line of said Section 14, 451.41 feet for Point of Beginning; thence continue South 89 DEG. 03'26" East, along said South line,
215.80 feet; thence North 0 DEG. 05'28" West, along the 10 acre line, 277.80 feet; thence North 89 DEG. 03'26" West, 215.64 feet; thence South 0 DEG. 03'29" East, 277.88 feet to Point of Beginning.

PARCEL II:

Begin at the Southwest corner of the Southeast 1/4 of the Southwest 1/4 of
Section 14, Township 29 South, Range 15 East; and run thence South 89 DEG. 03'26" East along the Section line 40.0 feet for Point of Beginning; thence South 89 DEG. 03'26" East, along the section line, 411.41 feet; thence North 0 DEG. 03'29" West, parallel to the 40 acre line 277.88 feet; thence North 89 DEG. 03'26" West, 411.41 feet; thence South 0 DEG. 03'29" East, parallel to the 40 acre line 277.88 feet to Point of Beginning.

All lying and being in Pinellas County, Florida.

                                                                 Facility # 1232
                                                                              FL

                                   Schedule A

PARCEL I:

A portion of the Southwest 1/4 of the Southeast 1/4 of Section 14, Township 48 South, Range 42 East, in BROWARD County, Florida being more particularly described as follows:

Commencing at the Southeast corner of said Southwest 1/4 of the Southeast 1/4 of said Section 14, thence on an assumed bearing of North 00 DEG. 53'00" West along the East line of the said Southwest 1/4 of Southeast 1/4, a distance of 275.89 feet to the Point of Beginning; thence continue North 00 DEG. 53'00" West along said East line a distance of 390.08 feet to the North line of the Southeast 1/4 of the Southwest 1/4 of the Southeast 1/4 of said Section 14; thence South
88 DEG. 28'42" West along the North line a distance of 252.70 feet to the East right-of-way line of sample road I-95 access ramp; thence South 05 DEG. 59'06" East along the said East right-of-way line a distance of 388.80 feet; thence North 89 DEG. 07'00" East, a distance of 218.11 feet to the Point of Beginning.

Such property being also described as that portion of Parcel "A" COLONIAL PALMS NURSING CENTER WEST, according to the Plat thereof, as recorded in Plat Book 120, Page 29 of the Public Records of BROWARD County, Florida, described as follows:

Beginning at the Northeast corner of said Parcel "A"; thence South 88 DEG. 28'42" West, along the North line of said Parcel "A", a distance of 252.70 feet to the East right-of-way line of "Sample Road I-95 Access Ramp"; thence South 05 DEG. 59'06" East, along the said East right-of-way line of "Sample Road I-95 Access Ramp", a distance of 388.80 feet; thence North 89 DEG. 07'00" East, a distance of 218.11 feet to a point on the East line of said Parcel "A"; thence North 00 DEG. 53'00" West, along said East line of said Parcel "A", a distance of 390.08 feet to the Point of Beginning.

Said lands situate, lying and being in BROWARD County, Florida.

PARCEL II:

Parking Easement as contained in Instrument recorded in O.R. Book 18375, Page 224, Public Records of Broward County, Florida.

                                                                 Facility # 1232
                                                                              FL

                                   Schedule A

PARCEL III:

Driveway Easement as contained in Instrument recorded in O.R. Book 18375, Page 259, Public Records of Broward County, Florida.

                                                                 Facility # 1233
                                                                              FL

                                   SCHEDULE A
                                    THE LAND

Lots 1 through 13, inclusive in Block "G", of ZEHRCREST HEIGHTS, according to the map or plat thereof, recorded in Plat Book 9, Page 138, of the Public Records of Pinellas County, Florida, together with that certain alley abutting Lots 1 through 4 in Block "G" as aforesaid, as vacated and evidenced by Instrument recorded in O.R. Book 2747, Page 14, Public Records of Pinellas County, Florida.

                                                                 Facility # 1234
                                                                              TX

                                   SCHEDULE A
                                    THE LAND

     Lots 6, 7, 8, 9 and 10, Block 5, New City Block 1389, City of San Antonio, Bexar County, Texas

                                    EXHIBIT B

                            PURCHASE PRICE ALLOCATION

Property commonly known as:                 Allocated portion of the Purchase Price:
---------------------------                 ----------------------------------------
1.   Waldemere Place (#117-ML1)                           $ 4,094,496

2.   Healthcare & Rehab Center of Sanford                 $ 2,262,099
     (#124-ML3)

3.   Titusville Rehab & Nursing Center                    $ 2,799,719
     (#125-ML2)

4.   Bay Pointe Nursing Pavilion (#245-                   $ 3,981,563
     ML2)

5.   Winkler Court (#268-ML4)                             $ 5,142,469

6.   Carrollwood Care Center (#372-ML3)                   $ 2,942,085

7.   Evergreen Woods Health & Rehab                       $ 2,461,777
     (#637-ML4)

8.   Rehab & Healthcare Center of Tampa                   $ 6,483,615
     (#836-ML2)

9.   Rehab & Healthcare Center of Cape                    $ 3,534,614
     Coral (#837-ML2)

10.  Windsor Woods Convalescent Center                    $ 2,921,974
     (#922/181-ML3)

11.  Casa Mora Rehab & Extended Care                      $ 5,686,260
     (#1217-ML2)

12.  North Broward Rehab & Nursing                        $ 7,041,939
     Center (#1218-ML4)

13.  Highland Pines Rehab Center (#1220-                  $ 2,111,376
     ML3)

14.  Pompano Rehab & Nursing Center                       $ 3,671,403
     (#1232-ML4)

15.  The Abbey Rehab & Nursing Center                     $ 2,787,993
     (#1233-ML4)

16.  San Pedro Manor (#1234-ML4)                          $ 1,755,508
                                                          -----------
TOTAL                                                     $59,678,890
                                                          -----------

                                    EXHIBIT C

                                  FLORIDA DEED

This instrument prepared by:      After recording return to:
                                  Richard E. Myers, Esq.
------------------------          Kindred Healthcare, Inc.
                                  680 South Fourth Avenue
------------------------          Louisville, Kentucky 40202-2412

------------------------

------------------------

--------------------------------------------------------------

Property appraisers parcel identification
Folio Number(s):
                 ---------------------------------------------
Grantee(s) S.S. #(s):
                      ----------------------------------------

--------------------------------------------------------------------------------

                              LIMITED WARRANTY DEED

     This limited warranty deed, made the       day of                   , 2003,
                                          -----        ------------------
by Ventas Realty, Limited Partnership, a Delaware limited partnership, hereinafter called the Grantor, to Kindred Nursing Centers South, LLC, a Delaware limited liability company [certain alternative grantees are permitted per the Agreement], whose post office address is: 680 South Fourth Avenue, Louisville, Kentucky 40202-2412, hereafter called the Grantee.

     The Grantor, for and in consideration of the sum of $             and other
                                                          ------------
valuable considerations, receipt which of is hereby acknowledged, hereby remises and releases unto the Grantee without warranty (except as expressly provided below), all of Grantor's right, title and interest, if any, in that certain
land, situate in               County, State of Florida, viz:
                 -------------

     Together with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

     This deed is executed and delivered by the Grantor on a quitclaim basis and with no warranty of any kind or nature, except that the Grantor does hereby warrant to the Grantee that, at the time of this conveyance, the Grantor owned fee simple title to the subject property, [in the Deed to convey the property commonly known as Casa Mora Rehab & Extended Care, Bradenton, Florida, add the following: "or held such property (but not the improvements thereon, which improvements are owned by Grantor) as a tenant under that certain Ninety-Nine Year Lease dated June 1, 1982 between Alpha-Medical Land Corporation, as landlord, and Bradenton Care Center, Limited, as tenant, as amended by Amendment to Lease Agreement dated October 18, 1982, Consent and Estoppel Certificate dated June 1, 2000 and Estoppel Certificate dated July 25, 2001"], free and clear of any mortgage or other lien securing borrowed indebtedness of the Grantor.

     In witness whereof, the said Grantor has signed and sealed these presents the day and year first above written.

Signed, sealed and delivered
in the presence of:                 GRANTOR:

                                    Ventas Realty, Limited Partnership, a
-------------------------------        limited partnership
Delaware

Witness signature


                                    By: Ventas, Inc., a Delaware corporation and
                                           its sole general partner

-------------------------------
Printed name                            By:
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------

-------------------------------
                                    Post Office Address:
Witness signature                   c/o Ventas, Inc.
                                    4360 Brownsboro Road
-------------------------------     Suite 115
Printed name                        Louisville, Kentucky 40207-1642

State of              )
                      )
County of             )

          I hereby certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgements, personally appeared known to me to be the person described in and who executed
---------------------
the foregoing instrument, who acknowledged before me that Ventas, Inc., a Delaware corporation and the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, executed the same on behalf of said limited partnership, and an oath was not taken.

(Check one): [ ] said person(s) is/are personally known to me. [ ] said person(s) provided the following type of identification:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notary rubber stamp seal                       Witness my hand and official
                                               seal in the county and state last
                                               aforesaid this       day of
                                                              -----
                                                                A.D. 2003.
                                               ---------------,

                                               ---------------------------------
                                               Notary signature

                                               ---------------------------------

                                               Printed Notary signature

                                    EXHIBIT D

                           DEED WITH LIMITED WARRANTY

THE STATE OF                     )
             --------------------
                                 )        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF                                 )
          --------------------------------

     THAT, Ventas Realty, Limited Partnership, a Delaware limited partnership ("Grantor") for the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid by Kindred Nursing Centers South, LLC, a Delaware limited liability company [certain alternative grantees are permitted per the Agreement] ("Grantee"), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED without warranty (except as expressly provided below), and by these presents does GRANT, SELL and CONVEY without warranty (except as expressly provided below) unto Grantee, whose mailing address is 680 South Fourth Avenue, Louisville, Kentucky 40202-2412, all of Grantor's right, title and interest, if any, in and to those certain tracts
of real property situated in                 County, Texas, as more specifically
                             ---------------
described on Exhibit A attached hereto and incorporated herein by reference (the "Property").

     This conveyance is made and accepted subject to the easements and other exceptions, charges, claims and encumbrances of record in the Real Property
Records of                     County, Texas ("Permitted Exceptions") to the
           -------------------
extent the same are in force and affect the Property.

     TO HAVE AND TO HOLD, subject to the Permitted Exceptions, the Property together with all and singular the rights and appurtenances thereto in anywise belonging unto the Grantee, its successors and assigns forever.

     This deed is executed and delivered by the Grantor on a quitclaim basis and with no warranty of any kind or nature, except that the Grantor does hereby warrant to the Grantee that, at the time of this conveyance, the Grantor owned fee simple title to the subject property, free and clear of any mortgage or other lien securing borrowed indebtedness of the Grantor.

     GRANTEE ACKNOWLEDGES AND AGREES, BY ITS ACCEPTANCE OF THIS DEED, THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE PROPERTY IS CONVEYED WITHOUT WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES UNDER COMMON LAW, AND WARRANTIES IMPLIED PURSUANT TO SECTION 5.023 OF THE TEXAS PROPERTY CODE AS THE SAME MAY HAVE BEEN OR MAY HEREAFTER BE AMENDED.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     EXECUTED as of the             day of                , 2003.
                        -----------        ---------------

                                              VENTAS REALTY, LIMITED
                                              PARTNERSHIP, a Delaware limited
                                              partnership

                                              By:  Ventas, Inc.
                                              Its: Sole General Partner


                                                   By:
                                                       -------------------------
                                                   Name:
                                                         -----------------------
                                                   Its:
                                                        ------------------------

STATE OF                         )
         ------------------------
                                 )
COUNTY OF                        )
          -----------------------

     The instrument was acknowledged before me this            day of
                                                    ----------
           , 2003, by               the                of Ventas, Inc., a
-----------           -------------     --------------
Delaware corporation and sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, on behalf of said limited partnership.


                                              ----------------------------------
                                              Notary Public

My Commission Expires:
                       --------------

Prepared by and After Recording
Return to:

Richard E. Myers, Esq.
Kindred Healthcare, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT E

                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

     This Assignment and Assumption of Ground Lease ("Assignment") is made and
entered into this       day of             , 2003, by and between Ventas Realty,
                  -----        ------------
Limited Partnership, a Delaware limited partnership ("Assignor") and Kindred Nursing Centers South, LLC, a Delaware limited liability company [certain alternative grantees are permitted per the Agreement] ("Assignee").

                                R E C I T A L S:

     WHEREAS, Assignor, Assignee and Kindred Healthcare, Inc. entered into that certain Agreement for Sale of Real Estate and Master Lease Amendments, dated as
of               , 2003 (the "Agreement") whereby Assignor agreed to sell,
   --------------
transfer, and assign to Assignee, and Assignee agreed to purchase and assume from Assignor, all of Assignor's right, title, and interest, if any, in and to, among other properties, the real property listed on Exhibit A hereto (the "Premises"); and

     WHEREAS, Assignor's predecessor and Alpha Medical Land Corp. ("Ground Lessor") entered into that certain Ninety-Nine Year Lease dated as of June 1, 1982, as amended by Amendment to Lease Agreement dated October 18, 1982, Consent and Estoppel Certificate dated as of June 1, 2000 and Estoppel Certificate dated as of July 25, 2001 (collectively, the "Ground Lease") whereby Assignor leases a portion of the Premises from Ground Lessor; and

     WHEREAS, in connection with the consummation of the transactions contemplated under the Agreement, Assignor and Assignee desire to execute this Assignment.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. The foregoing recitals are hereby incorporated as if fully rewritten and restated in the body of this Assignment.

     2. Assignor hereby sells, transfers and assigns to Assignee all of its right, title and interest, if any, in, to and under the Ground Lease. This Assignment is executed and delivered by Assignor on a quitclaim basis and with no warranty of any kind or nature, except that Assignor warrants to Assignee that, at the time of this assignment, Assignor was the holder of the ground leasehold interest created by the Ground Lease, free and clear of any mortgage or other lien securing borrowed indebtedness of Assignor.

     3. From and after the date hereof, Assignee has assumed and shall be responsible for and shall perform all of those obligations imposed on the lessee or tenant under the Ground Lease that accrue from and after the date hereof. Assignee agrees to and hereby does protect, indemnify, defend and hold Assignor, its partners and their respective partners, officers, directors and shareholders, harmless from any and all damages, costs, attorneys' fees, expenses, obligations, losses, penalties, liabilities and claims that any or all of such indemnified parties suffer or incur as a result of, or arising out of the breach by Assignee of (or the Assignee's failure to timely perform) any or all of the obligations imposed on the lessee or the tenant under the Ground Lease that accrue on or after the date of this Assignment.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be
duly executed this       day of             , 2003.
                   -----        ------------

                                              ASSIGNOR:

                                              VENTAS REALTY, LIMITED
                                              PARTNERSHIP, a Delaware limited
                                              partnership

                                              By:  Ventas, Inc.
                                              Its: Sole General Partner


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Its:
                                                       -------------------------


                                              ASSIGNEE:

                                              KINDRED NURSING CENTERS
                                              SOUTH, LLC, a Delaware limited
                                              liability company


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Its:
                                                  ------------------------------

            [JOINDER OF PURCHASER, IF APPLICABLE, PER THE AGREEMENT]

                           EXHIBIT A TO ASSIGNMENT AND
                           ASSUMPTION OF GROUND LEASE

                                  THE PREMISES

                                    EXHIBIT F

                                FIRPTA AFFIDAVIT

                       CERTIFICATION OF NONFOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Ventas Realty, Limited Partnership ("Seller"), Seller hereby certifies the following:

          I Seller is a "United States Person" and is not a "foreign person" in accordance with and for the purpose of the provisions of Sections 7701 and 1445 (as may be amended) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          I    Seller's U. S. Employer Identification Number is 61-1324573.

          3.   Seller's office address is:      c/o Ventas, Inc.
                                                4360 Brownsboro Road
                                                Suite 115
                                                Louisville, Kentucky 40207-1642

     The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Dated:                      , 2003.
      --------- ------------
                                                VENTAS REALTY, LIMITED
                                                PARTNERSHIP, a Delaware limited
                                                partnership


                                                By:  Ventas, Inc.
                                                Its: Sole General Partner


                                                     By:
                                                         -----------------------
                                                     Name:
                                                           ---------------------
                                                     Its:
                                                          ----------------------

                                   EXHIBIT G-1

                 PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 1

                                     G-1-1

================================================================================

              MASTER LEASE NO.1 PARTIAL LEASE TERMINATION AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND
                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

             MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT

     THIS MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter
this "Agreement") is dated as of the         day of     , 2003, and is by and
                                     -------        ----
among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated           , 2003 (as the same may have been
                              ----------
heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of
Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

     3. Termination Fee. Simultaneously with Lessor's and Tenant's entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Seventy-Seven Thousand Eight Hundred Forty-Four and 79/100 Dollars ($77,844.79) in consideration of Lessor's agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

     4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                        TENANT:

                                        KINDRED HEALTHCARE, INC., a Delaware
                                        corporation formerly known as Vencor,
                                        Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        TENANT:

                                        KINDRED HEALTHCARE OPERATING, INC., a
                                        Delaware corporation formerly known as
                                        Vencor Operating, Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        LESSOR:

                                        VENTAS REALTY, LIMITED PARTNERSHIP,
                                        a Delaware limited partnership


                                        By: Ventas, Inc., a Delaware
                                            corporation, its general partner


                                            By:
                                               ---------------------------------
                                               T. Richard Riney,
                                               Executive Vice President,
                                               General Counsel and Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                               )
         ----------------------------
                                       )
COUNTY OF                              )
          ---------------------------

     This       day of              , 2003, personally came before me
          -----        -------------
                       , a Notary Public in and for said County and State,
-----------------------
                       , who being by me duly sworn, says that he is the
-----------------------
                   of KINDRED HEALTHCARE, INC., a Delaware corporation, and that
------------------
the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said acknowledged the said writing to be the act and deed of
---------------------
said corporation.

     WITNESS my hand and notarial stamp/seal this     day of           , 2003.
                                                  ---        ----------


                                                --------------------------------
                                                Notary Public

My Commission Expires:


-----------------------------
[Notarial Stamp/Seal]

STATE OF                               )
         ----------------------------
                                       )
COUNTY OF                              )
          ---------------------------

     This       day of               , 2003, personally came before me
          -----        --------------
                          , a Notary Public in and for said County and State,
--------------------------
                          , who being by me duly sworn, says that he is the
--------------------------
                            of KINDRED HEALTHCARE OPERATING, INC., a Delaware
---------------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                         acknowledged the said writing to be the act and
     -----------------------
deed of said corporation.

     WITNESS my hand and notarial stamp/seal this     day of           , 2003.
                                                  ---        ----------


                                                --------------------------------
                                                Notary Public

My Commission Expires:


---------------------------
[Notarial Stamp/Seal]

STATE OF                               )
         ----------------------------
                                       )
COUNTY OF                              )
           ---------------------------

     This           day of                       , 2003, personally came before
          ---------        ----------------------
me                         , a Notary Public in and for said County and State,
   ------------------------
T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this     day of           , 2003.
                                                  ---        ----------


                                                --------------------------------
                                                Notary Public

My Commission Expires:


----------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                    Exhibit A

                          Terminated Leased Properties

Master Lease No. 1

     1.   Waldemere Place - FL #117

                                   EXHIBIT G-2

                 PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 2

                                      G-2-1

================================================================================

             MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

             MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT

     THIS MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter
this "Agreement") is dated as of the                                        day
                                     --------------------------------------
of            , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a
   -----------
Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated                              , 2003 (as the same
                              -----------------------------
may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of
Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

     3. Termination Fee. Simultaneously with Lessor's and Tenant's entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of One Million Three Hundred Sixteen Thousand Nine Hundred Five and 64/100 Dollars ($1,316,905.64) in consideration of Lessor's agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

     4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     6. Integrated Agreement; Modifications, Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                   TENANT:

                                   KINDRED HEALTHCARE, INC., a Delaware
                                   corporation formerly known as Vencor,
                                   Inc.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TENANT:

                                   KINDRED HEALTHCARE OPERATING, INC., a
                                   Delaware corporation formerly known as
                                   Vencor Operating, Inc.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   LESSOR:

                                   VENTAS REALTY, LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                   By: Ventas, Inc., a Delaware corporation, its
                                       general partner


                                       By:
                                          --------------------------------------
                                           T. Richard Riney, Executive Vice
                                           President, General Counsel and
                                           Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                              )
         ---------------------------
                                      )
COUNTY OF                             )
          --------------------------

     This           day of                                , 2003, personally
          ---------        -------------------------------
came before me                             , a Notary Public in and for said
               ----------------------------
County and State,                            , who being by me duly sworn, says
                  ---------------------------
that he is the                         of KINDRED HEALTHCARE, INC., a Delaware
               -----------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                                 acknowledged the said writing to be the act
     -------------------------------
and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this        day of        , 2003.
                                                  ------        -------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ---------------------------
                                      )
COUNTY OF                             )
          --------------------------

     This             day of                           , 2003, personally came
          -----------        --------------------------
before me                              , a Notary Public in and for said County
          -----------------------------
and State,                             , who being by me duly sworn, says that
           ----------------------------
he is the                               of KINDRED HEALTHCARE OPERATING, INC., a
          -----------------------------
Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly
given. And the said                                 acknowledged the said
                    -------------------------------
writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this     day of          , 2003.
                                                  ---        ---------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


--------------------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ---------------------------
                                      )
COUNTY OF                             )
          --------------------------

     This             day of                           , 2003, personally came
          -----------        --------------------------
before me                              , a Notary Public in and for said County
          -----------------------------
and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this     day of          , 2003.
                                                  ---        ---------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                   Exhibit A

                          Terminated Leased Properties

Master Lease No. 2

     1.   Titusville Rehab & Nursing Center - FL #125
     2.   Bay Pointe Nursing Pavilion - FL #245
     3.   Rehab & Healthcare Center of Tampa - FL #836
     4.   Rehab & Healthcare Center of Cape Coral - FL #837
     5.   Casa Mora Rehab & Extended Care - FL #1217

                                   EXHIBIT G-3

                 PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 3

                                     G-3-1

================================================================================

             MASTER LEASE NO. 3 PARTIAL LEASE TERMINATION AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

             MASTER LEASE NO. 3 PARTIAL LEASE TERMINATION AGREEMENT

     THIS MASTER LEASE NO.3 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter
this "Agreement") is dated as of the                                        day
                                     --------------------------------------
of           , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a
   ----------
Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated                             , 2003 (as the same
                              ----------------------------
may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of
Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

     3. Termination Fee. Simultaneously with Lessor's and Tenant's entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Six Hundred Eighty Two Thousand Fifty-Three and 68/100 Dollars ($682,053.68) in consideration of Lessor's agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

     4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     6. Integrated Agreement; Modifications, Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                   TENANT:

                                   KINDRED  HEALTHCARE,  INC.,  a Delaware
                                   corporation  formerly  known as Vencor,
                                   Inc.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TENANT:

                                   KINDRED HEALTHCARE  OPERATING,  INC., a
                                   Delaware  corporation formerly known as
                                   Vencor Operating, Inc.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   LESSOR:

                                   VENTAS REALTY, LIMITED PARTNERSHIP,
                                   a Delaware limited partnership


                                   By: Ventas, Inc., a Delaware
                                       corporation, its general partner


                                        By:
                                           -------------------------------------
                                           T. Richard Riney,
                                           Executive Vice President, General
                                           Counsel and Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                             )
         --------------------------
                                     )
COUNTY OF                            )
          -------------------------

     This           day of                                , 2003, personally
          ---------        -------------------------------
came before me                      , a Notary Public in and for said County and
               ---------------------
State,                      , who being by me duly sworn, says that he is
       ---------------------
the                        of KINDRED HEALTHCARE, INC., a Delaware corporation,
    ----------------------
and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                                acknowledged the said writing to be the act
     ------------------------------
and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this     day of             , 2003.
                                                  ---        ------------

                                         ---------------------------------------
                                         Notary Public

My Commission Expires:


-----------------------------
[Notarial Stamp/Seal]

STATE OF                             )
        ---------------------------
                                     )
COUNTY OF                            )
         --------------------------

     This           day of                            , 2003, personally came
          ---------        ---------------------------
before me                      , a Notary Public in and for said County and
          ---------------------
State,                      , who being by me duly sworn, says that he is the
       ---------------------
                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware
---------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                                acknowledged the said writing to be the act
     ------------------------------
and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this     day of             , 2003.
                                                  ---        ------------


                                         ---------------------------------------
                                         Notary Public

My Commission Expires:


------------------------------
[Notarial Stamp/Seal]

STATE OF                             )
        ---------------------------
                                     )
COUNTY OF                            )
         --------------------------

     This          day of                      , 2003, personally came before me
          --------        ---------------------
                           , a Notary Public in and for said County and State,
---------------------------
T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this     day of             , 2003.
                                                  ---        ------------


                                         ---------------------------------------
                                         Notary Public

My Commission Expires:


------------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                    Exhibit A

                          Terminated Leased Properties

Master Lease No. 3

     1.   Healthcare & Rehab Center of Sanford - FL #124
     2.   Windsor Woods Rehab & Healthcare Center - FL #922/181
     3.   Carrollwood Care Center - FL #372
     4.   Highland Pines Rehab & Nursing Center - FL #1220

                                   EXHIBIT G-4

                PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 4

                                     G-4-1

================================================================================

             MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

             MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

     THIS MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter
this "Agreement") is dated as of the         day of           , 2003, and is by
                                     -------        ----------
and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated         , 2003 (as the same may have been
                              --------
heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of
Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

     3. Termination Fee. Simultaneously with Lessor's and Tenant's entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Two Million Thirty-Eight Thousand Nine Hundred Eighty-One and 89/100 Dollars ($2,038,981.89) in consideration of Lessor's agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

     4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                       TENANT:

                                       KINDRED HEALTHCARE, INC., a Delaware
                                       corporation formerly known as Vencor,
                                       Inc.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TENANT:

                                       KINDRED HEALTHCARE OPERATING, INC., a
                                       Delaware  corporation formerly known as
                                       Vencor Operating, Inc.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       LESSOR:

                                       VENTAS REALTY, LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership


                                       By: Ventas, Inc., a Delaware corporation,
                                           its general partner


                                           By:
                                              ----------------------------------
                                               T. Richard Riney, Executive Vice
                                               President, General Counsel and
                                               Secretary


                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                              )
         ----------------------------
                                      )
COUNTY OF                             )
          ---------------------------

     This           day of                                , 2003, personally
          ---------        -------------------------------
came before me                          , a Notary Public in and for said County
               -------------------------
and State,                     , who being by me duly sworn, says that he is the
           --------------------
                           of KINDRED HEALTHCARE, INC., a Delaware corporation,
--------------------------
and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said acknowledged the said writing to be the act and deed of
---------------------
said corporation.

     WITNESS my hand and notarial stamp/seal this        day of          , 2003.
                                                  ------        ---------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ----------------------------
                                      )
COUNTY OF                             )
          ---------------------------

     This            day of                           , 2003, personally came
          ----------        --------------------------
before me                             , a Notary Public in and for said County
          ----------------------------
and State,                            , who being by me duly sworn, says that he
           ---------------------------
is the                                 of KINDRED HEALTHCARE OPERATING, INC., a
       -------------------------------
Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly
given. And the said                                          acknowledged the
                    ----------------------------------------
said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this        day of          , 2003.
                                                  ------        ---------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ----------------------------
                                      )
COUNTY OF                             )
          ---------------------------

     This            day of                           , 2003, personally came
          ----------        --------------------------
before me                             , a Notary Public in and for said County
          ----------------------------
and State, T.                               Richard Riney, who being by me duly
              -----------------------------
sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this        day of          , 2003.
                                                  ------        ---------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                    Exhibit A

                          Terminated Leased Properties

Master Lease No. 4

     1.   Winkler Court - FL #268
     2.   Evergreen Woods Health & Rehab Center - FL #637
     3.   Kindred Rehab & Nursing Center of Broward - FL #1218
     4.   Pompano Rehab & Nursing Center - FL # 1232
     5.   The Abbey Rehab & Nursing Center - FL #1233
     6.   San Pedro Manor - TX #1234

                                    EXHIBIT H

                                MOL TERMINATION

================================================================================

                       TERMINATION OF MEMORANDUM OF LEASE

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                        (f/k/a Vencor Healthcare, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                   Facility No.:

                   Property Address:
                                       ----------------------------

                                       ----------------------------

                                       ----------------------------

                                       ----------------------------

                       TERMINATION OF MEMORANDUM OF LEASE

     THIS TERMINATION OF MEMORANDUM OF LEASE (hereinafter this "Termination") is
to be effective as of the               day of             , 2003 (the
                          -------------        ------------
"Effective Date"), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("VRLP") having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. VRLP and Tenant are parties to that certain Amended and Restated Master
Lease Agreement No.   dated as of April 20, 2001 (the "Lease") demising to
                   --
Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the "Premises"), and (ii) multiple other properties.

     B. A Memorandum of Lease relating to the Lease as it affects the Premises
was heretofore filed for record on           ,      in           ,            ,
                                   ----------  ----    ----------  -----------
among the land records of                  County, [Florida] [Texas] (the
                          ----------------
"Memorandum").

     C. The Lease has been terminated with respect to the Premises, and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.   Lessor and Tenant hereby terminate and release the Memorandum.

2. This Termination is being executed and recorded solely to give notice that the Lease has been terminated with respect to the Premises, and to terminate the Memorandum and release said Memorandum of record.

3. This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents with an
intended effective date of               , 2003.
                           --------------

Signed, sealed and delivered in the presence of:

                                          TENANT:

                                          KINDRED HEALTHCARE, INC., a
------------------------------            Delaware corporation formerly known as
Witness signature                         Vencor Healthcare, Inc.


------------------------------            By:
Printed name                                 -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


------------------------------
Witness signature


------------------------------
Printed name

Signed, sealed and delivered in the presence of:


                                          TENANT:

                                          KINDRED HEALTHCARE OPERATING, INC.,
------------------------------            a Delaware corporation formerly known
Witness signature                         as Vencor Operating, Inc.


------------------------------            By:
Printed name                                 -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


------------------------------
Witness signature


------------------------------
Printed name

Signed, sealed and delivered in the presence of:


                                          VRLP:

                                          VENTAS REALTY, LIMITED PARTNERSHIP,
------------------------------            a Delaware limited partnership
Witness signature

                                          By: Ventas, Inc., a Delaware
                                              corporation, its general partner
------------------------------
Printed name
                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


------------------------------
Witness signature


------------------------------
Printed name

                                 Acknowledgments

STATE OF                        )
         -----------------------
                                )
COUNTY OF                       )
          ----------------------

     The foregoing instrument was acknowledged before me this               day
                                                              -------------

of            , 2003, by                            , as
   -----------           ---------------------------     -----------------------
of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of the corporation, and an oath was not taken.

(Check one): [ ] said person(s) is/are personally known to me. [ ] said person(s) provided the following type of identification:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     My commission expires:
                           ---------------------------------------


                                                   -----------------------------
                                                   Notary Public
                                                   [Seal]

STATE OF                         )
         ------------------------
                                 )
COUNTY OF                        )
          -----------------------

     The foregoing instrument was acknowledged before me this             day
                                                              -----------
of            , 2003, by                        , as                          of
   -----------           -----------------------     ------------------------
KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of the corporation, and an oath was not taken.

(Check one): [ ] said person(s) is/are personally known to me. [ ] said person(s) provided the following type of identification:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     My commission expires:
                            --------------------------------------


                                                   -----------------------------
                                                   Notary Public
                                                   [Seal]

STATE OF                         )
         ------------------------
                                 )
COUNTY OF                        )
          -----------------------

     The foregoing instrument was acknowledged before me on                    ,
                                                            -------------------
2003, by                           ,                                          of
         --------------------------  ----------------------------------------
VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the corporation, in its capacity as the general partner on behalf of the aforesaid limited partnership and an oath was not taken.

(Check one): [ ] said person(s) is/are personally known to me. [ ] said person(s) provided the following type of identification:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     My commission expires:
                            --------------------------------------


                                                   -----------------------------
                                                   Notary Public
                                                   [Seal]

                                    EXHIBIT A

                                  The Premises

                                   EXHIBIT I-1

                         AMENDMENT OF MASTER LEASE NO. 1

                                      I-1-1

================================================================================

                     MASTER LEASE NO. 1 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.

                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.

                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 1 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 1 AMENDMENT AGREEMENT (hereinafter this "Agreement")
is dated as of the         day of         , 2003, and is by and among VENTAS
                   -------        --------
REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 1 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or

(iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa,
(d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B of the Lease is hereby deleted from the Lease.

     3. Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from July 1, 2003 through April 30, 2004, be equal to Forty-Nine Million Three Hundred Ninety-Seven Thousand Three Hundred Thirty-Eight and 1/100 Dollars ($49,397,338.01) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means [INSERT THE DATE OF THE CLOSING UNDER THE SALE/AMENDMENT AGREEMENT]."

     5. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     6. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule

19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Tenn shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     7. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (1) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 10Q or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten (10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.5, Section 26.6 and Section 26.7:

     "Section 26.5 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.6 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.7 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     8. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with that certain Master Lease Agreement dated as of December 12, 2001 between Ventas Finance I, LLC, as successor to Ventas Realty, Limited Partnership, and Tenant or with any other lease of any Master Lease Leased Property(ies), and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was originally applicable to such Master Lease Leased Property as of April 20, 2001, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 between Lessor and Tenant. For example, if the aforesaid Master Lease Agreement dated as of December 12, 2001 is combined with this Lease and this Lease is the Section 40.18 Lease, Muncie Health Care & Rehab (Facility #IN
406), assuming it remains one of the Master Lease Leased Properties covered by such December 12, 2001 lease, would, following such combination, be a part of, and re-join, Renewal Group No. 1, which is the Renewal Group of which it was a part as of April 20, 2001 under Exhibit D to the aforesaid April 20, 2001 lease)."

     9. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     10. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2, to this Agreement.

     11. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     12. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     13. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     14. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     15. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     16. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     17. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     18. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                     TENANT:

                                   KINDRED HEALTHCARE, INC., a
                                   Delaware corporation formerly known as
                                   Vencor, Inc.

                                   By:

                                       ------------------------------------
                                      Name:

                                         ----------------------------------
                                     Title:

                                          ---------------------------------


                                     TENANT:

                                   KINDRED HEALTHCARE OPERATING,
                                   INC., a Delaware corporation formerly known as Vencor Operating, Inc.

                                   By:

                                       ------------------------------------
                                      Name:

                                         ----------------------------------
                                     Title:

                                          ---------------------------------


                                     LESSOR:

                                   VENTAS REALTY, LIMITED
                                   PARTNERSHIP, a Delaware limited
                                   partnership

                                   By: Ventas, Inc., a Delaware corporation, its
                                       general partner


                                       By:

                                           ------------------------------------
                                           T. Richard Riney, Executive
                                           Vice President, General Counsel and
                                           Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                  )
         ----------------
                          )
COUNTY OF                 )
          ---------------

     This           day of                         , 2003, personally came
          ---------        ------------------------
before me                                   , a Notary Public in and for said
          ----------------------------------
County and State,                                    , who being by me duly
                  -----------------------------------
sworn, says that he is the                                    of KINDRED
                           ----------------------------------
HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by
its authority duly given. And the said                            acknowledged
                                       --------------------------
the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this          day of
                                                  --------
                , 2003.

----------------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

-------------------------
[Notarial Stamp/Seal]

STATE OF                  )
         ----------------
                          )
COUNTY OF                 )
          ---------------

     This           day of                    , 2003, personally came before
          ---------        -------------------
me                          , a Notary Public in and for said County and State,
   -------------------------
                         , who being by me duly sworn, says that he is the
-------------------------
                          of KINDRED HEALTHCARE OPERATING, INC., a Delaware
-------------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said ______________________ acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this           day of
                                                  ---------
                   , 2003.

-------------------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

-------------------------
[Notarial Stamp/Seal]

STATE OF                  )
         ----------------
                          )
COUNTY OF                 )
          ---------------

     This        day of                , 2003, personally came before me
          ------        ---------------
                              , a Notary Public in and for said County and
------------------------------
State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this       day of
                                                  -----
                 , 2003.

-----------------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

-------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                  ATTACHMENT I

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages


----------------------------------------------------------------------------------------------
                                                                                 Percentage of
                                                                   Base Rent      Master Lease

                                                                  Commencing       Commencing

Facility ID   Facility Name                                      July 1, 2003     July 1, 2003
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
     114      Arden Rehab & Healthcare Center                       506,191.44       1.0247%
----------------------------------------------------------------------------------------------
     127      Northwest Continuum Care Center                       464,995.61       0.9413%
----------------------------------------------------------------------------------------------
     132      Madison Healthcare & Rehab Center                     360,274.48       0.7293%
----------------------------------------------------------------------------------------------
     140      Wasatch Care Center                                   371,987.25       0.7531%
----------------------------------------------------------------------------------------------
     185      Heritage Health & Rehab Center                         38,917.11       0.0788%
----------------------------------------------------------------------------------------------
     191      Silas Creek Manor                                     508,544.73       1.0295%
----------------------------------------------------------------------------------------------
     198      Harrington House Nursing & Rehab Center               825,796.54       1.6717%
----------------------------------------------------------------------------------------------
     218      Cascade Rehab & Care Center                           329,594.66       0.6672%
----------------------------------------------------------------------------------------------
     327      Laurel Ridge Rehab & Nursing Center                   356,064.36       0.7208%
----------------------------------------------------------------------------------------------
     409      Mountain Valley Care & Rehab                          295,028.28       0.5973%
----------------------------------------------------------------------------------------------
     416      Park Place Health Care Center                         923,956.89       1.8705%
----------------------------------------------------------------------------------------------
     433      Parkview Acres Care & Rehab Center                    339,101.98       0.6865%
----------------------------------------------------------------------------------------------
     436      Valley Healthcare & Rehab Center                      390,648.08       0.7908%
----------------------------------------------------------------------------------------------
     441      Mountain Towers Healthcare & Rehab                    212,106.96       0.4294%
----------------------------------------------------------------------------------------------
     452      Sunnyside Care Center                                 233,668.94       0.4730%
----------------------------------------------------------------------------------------------
     462      Queen Anne Healthcare                                 596,850.79       1.2083%
----------------------------------------------------------------------------------------------
     507      Country Manor Rehab & Nursing Center                1,059,194.88       2.1442%
----------------------------------------------------------------------------------------------
     516      Hammersmith House Nursing Care Center                 154,800.30       0.3134%
----------------------------------------------------------------------------------------------

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages


----------------------------------------------------------------------------------------------
     518      Timberlyn Heights Nursing & Alzheimer's Center        426,290.67       0.8630%
----------------------------------------------------------------------------------------------
     525      La Veta Healthcare Center                             445,393.79       0.9017%
----------------------------------------------------------------------------------------------
     527      Briarwood Health Care Nursing Center                  216,824.20       0.4389%
----------------------------------------------------------------------------------------------
     538      West Roxbury Manor                                    111,927.29       0.2266%
----------------------------------------------------------------------------------------------
     550      Norway Rehab & Living Center                          176,705.55       0.3577%
----------------------------------------------------------------------------------------------
     552      Shore Village Rehab & Nursing Center                  299,480.13       0.6063%
----------------------------------------------------------------------------------------------
     555      Brentwood Manor Rehab & Nursing Center                178,300.69       0.3610%
----------------------------------------------------------------------------------------------
     558      Fieldcrest Manor Nursing Home                         213,444.98       0.4321%
----------------------------------------------------------------------------------------------
     562      Andrew House Healthcare                               370,186.85       0.7494%
----------------------------------------------------------------------------------------------
     567      Nutmeg Pavilion Healthcare                            546,789.98       1.1069%
----------------------------------------------------------------------------------------------
     577      Minerva Park Nursing & Rehab Center                   384,626.52       0.7786%
----------------------------------------------------------------------------------------------
     582      Colony House Nursing & Rehab Center                   351,106.91       0.7108%
----------------------------------------------------------------------------------------------
     640      Las Vegas Healthcare & Rehab Center                   381,700.18       0.7727%
----------------------------------------------------------------------------------------------
     738      Bay View Nursing & Rehab Center                       276,327.97       0.5594%
----------------------------------------------------------------------------------------------
     742      Sonoran Rehab & Care Center                           332,158.57       0.6724%
----------------------------------------------------------------------------------------------
     745      Aurora Care Center                                    565,721.90       1.1452%
----------------------------------------------------------------------------------------------
     767      Colony Oaks Care Center                               318,298.47       0.6444%
----------------------------------------------------------------------------------------------
     769      North Ridge Med. & Rehab Center                       677,766.45       1.3721%
----------------------------------------------------------------------------------------------
     772      Family Heritage Med. & Rehab Center                   213,418.21       0.4320%
----------------------------------------------------------------------------------------------
     779      Westview Nursing & Rehab Center                       430,744.96       0.8720%
----------------------------------------------------------------------------------------------
     783      Lexington Center for Health & Rehab                   622,837.69       1.2609%
----------------------------------------------------------------------------------------------
     784      Northfield Center for Health & Rehab                  670,977.51       1.3583%
----------------------------------------------------------------------------------------------
     806      Chapel Hill Rehab & Healthcare Center                 244,502.00       0.4950%
----------------------------------------------------------------------------------------------
     868      Lebanon County Manor                                  278,481.10       0.5638%
----------------------------------------------------------------------------------------------
    4602      Kindred Hospital So. Florida Coral Gables Campus      796,042.86       1.6115%
----------------------------------------------------------------------------------------------

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages


----------------------------------------------------------------------------------------------
    4618      Kindred Hospital Oklahoma City                      1,077,710.11       2.1817%
----------------------------------------------------------------------------------------------
    4619      Kindred Hospital Pittsburgh                         1,366,997.92       2.7674%
----------------------------------------------------------------------------------------------
    4620      LaGrange Community Hospital                           572,401.51       1.1588%
----------------------------------------------------------------------------------------------
    4628      Kindred Hospital Chattanooga                          818,603.37       1.6572%
----------------------------------------------------------------------------------------------
    4633      Kindred Hospital Louisville                         3,265,349.87       6.6104%
----------------------------------------------------------------------------------------------
    4637      Kindred Hospital Chicago North Campus               5,762,820.31      11.6663%
----------------------------------------------------------------------------------------------
    4638      Kindred Hospital Indianapolis                       1,830,265.32       3.7052%
----------------------------------------------------------------------------------------------
    4652      Kindred Hospital North Florida                      3,335,504.01       6.7524%
----------------------------------------------------------------------------------------------
    4656      Kindred Hospital Phoenix                              865,391.60       1.7519%
----------------------------------------------------------------------------------------------
    4659      Kindred Hospital Minnesota                          1,131,268.21       2.2901%
----------------------------------------------------------------------------------------------
    4680      Kindred Hospital St. Louis                          1,031,494.16       2.0882%
----------------------------------------------------------------------------------------------
    4690      Kindred Hospital Chicago Northlake Campus           1,765,941.31       3.5750%
----------------------------------------------------------------------------------------------
    4693      Menlo Park Surgical Hospital                          749,303.03       1.5169%
----------------------------------------------------------------------------------------------
    4822      Kindred Hospital San Francisco Bay Area             1,660,901.98       3.3623%
----------------------------------------------------------------------------------------------
    4842      Kindred Hospital Westminster                        4,775,210.52       9.6669%
----------------------------------------------------------------------------------------------
    4848      Kindred Hospital San Diego                          1,890,396.07       3.8269%
----------------------------------------------------------------------------------------------
              Total Master Lease 1                               49,397,338.01     100.0000%
                                                                 =============================

                                  ATTACHMENT 2

                                    EXHIBIT D

                                 Renewal Groups

                                 Master Lease #1


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Renewal

     Facility ID                    Name                          City         State   Lease Expiration Date   Group Number
---------------------------------------------------------------------------------------------------------------------------
 1       4822      Vencor Hospital - San Leandro            San Leandro          CA        April 30, 2008          #1
---------------------------------------------------------------------------------------------------------------------------
 2       4618      Vencor Hospital - Oklahoma City          Oklahoma City        OK        April 30, 2008          #1
---------------------------------------------------------------------------------------------------------------------------
 3        779      Westview Nursing & Rehab. Center         Bedford              IN        April 30, 2008          #1
---------------------------------------------------------------------------------------------------------------------------
 4        783      Lexington Centre for Health & Rehab.     Lexington            KY        April 30, 2008          #1
---------------------------------------------------------------------------------------------------------------------------
 5        784      Northfield Centre for Health & Rehab.    Louisville           KY        April 30, 2008          1#
---------------------------------------------------------------------------------------------------------------------------
 6        577      Minerva Park Nursing & Rehab. Ctr.       Columbus             OH        April 30, 2008          1#
---------------------------------------------------------------------------------------------------------------------------
 7        132      Madison Healthcare & Rehab. Ctr.         Madison              TN        April 30, 2008          #1
---------------------------------------------------------------------------------------------------------------------------
 8       4659      Vencor Hospital - Minneapolis            Golden Valley        MN        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
 9       4619      Vencor Hospital - Pittsburgh             Oakdale              PA        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Renewal

     Facility ID                    Name                          City         State   Lease Expiration Date   Group Number
---------------------------------------------------------------------------------------------------------------------------
10        562      Andrew House Healthcare                  New Britain          CT        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
11        507      Country Manor Rehab. & Nsg. Center       Newburyport          MA        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
12        582      Colony House Nsg. & Rehab. Ctr.          Abington             MA        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
13        550      Norway Rehabilitation & Living Center    Norway               ME        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
14        558      Fieldcrest Manor Nursing Home            Waldoboro            ME        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
15        806      Chapel Hill Rehab. & Healthcare Ctr.     Chapel Hill          NC        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
16        767      Colony Oaks Care Center                  Appleton             WI        April 30, 2008          #2
---------------------------------------------------------------------------------------------------------------------------
17       4693      Recovery Inn of Menlo Park               Menlo Park           CA        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
18       4842      Vencor Hospital - Orange County          Westminster          CA        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
19        525      La Veta Healthcare Center                Orange               CA        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
20        416      Park Place Health Care Center            Great Falls          MT        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
21        140      Wasatch Care Center                      Ogden                UT        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
22        114      Arden Rehabilitation & Healthcare Ctr.   Seattle              WA        April 30, 2008          #3
---------------------------------------------------------------------------------------------------------------------------
23       4638      Vencor Hospital - Indianapolis           Indianapolis         IN        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------
24        436      Valley Healthcare & Rehab. Center        Tucson               AZ        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Renewal

     Facility ID                    Name                          City         State   Lease Expiration Date   Group Number
---------------------------------------------------------------------------------------------------------------------------
25        742      Sonoran Rehab & Care Center              Phoenix              AZ        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------
26        738      Bay View Nursing & Rehab. Center         Alameda              CA        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------
27        640      Las Vegas Healthcare & Rehab. Ctr.       Las Vegas            NV        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------
28        462      Queen Anne Healthcare                    Seattle              WA        April 30, 2013          #4
---------------------------------------------------------------------------------------------------------------------------
29       4633      Vencor Hospital - Louisville             Louisville           KY        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
30        327      Laurel Ridge Rehab. & Nursing Ctr.       Jamaica Plain        MA        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
31        527      Briarwood Health Care Nursing Ctr.       Needham              MA        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
32        538      West Roxbury Manor                       West Roxbury         MA        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
33        552      Shore Village Rehab. & Nursing Ctr.      Rockland             ME        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
34        555      Brentwood Rehab. & Nsg. Center           Yarmouth             ME        April 30, 2013          #5
---------------------------------------------------------------------------------------------------------------------------
35       4620      Vencor Hospital - LaGrange               LaGrange             IN        April 30, 2010          #6
---------------------------------------------------------------------------------------------------------------------------
36        191      Silas Creek Manor                        Winston-Salem        NC        April 30, 2010          #6
---------------------------------------------------------------------------------------------------------------------------
37        868      Lebanon Country Manor                    Lebanon              OH        April 30, 2010          #6
---------------------------------------------------------------------------------------------------------------------------
38       4602      Vencor Hospital - Coral Gables           Coral Gables         FL        April 30, 2010          #7
---------------------------------------------------------------------------------------------------------------------------
39       4652      Vencor Hospital - North Florida          Green Cove Spr.      FL        April 30, 2010          #7
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Renewal

     Facility ID                    Name                          City         State   Lease Expiration Date   Group Number
---------------------------------------------------------------------------------------------------------------------------
40        567      Nutmeg Pavilion Healthcare               New London           CT        April 30, 2010           #7
---------------------------------------------------------------------------------------------------------------------------
41        516      Hammersmith House Nsg. Care Ctr.         Saugus               MA        April 30, 2010           #7
---------------------------------------------------------------------------------------------------------------------------
42        518      Timberlyn Heights Nsg. & Alz. Ctr.       Great Barrington     MA        April 30, 2010           #7
---------------------------------------------------------------------------------------------------------------------------
43       4656      Vencor Hospital - Phoenix                Phoenix              AZ        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
44       4848      Vencor Hospital - San Diego              San Diego            CA        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
45        745      Aurora Care Center                       Aurora               CO        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
46        218      Cascade Care Center                      Caldwell             ID        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
47        409      Mountain Valley Care and Rehab.          Kellogg              ID        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
48        433      Parkview Acres Care & Rehab Ctr.         Dillon               MT        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
49        441      Mountain Towers Healthcare & Rehab       Cheyenne             WY        April 30, 2010           #8
---------------------------------------------------------------------------------------------------------------------------
50       4680      Vencor Hospital - St. Louis              St. Louis            MO        April 30, 2010           #9
---------------------------------------------------------------------------------------------------------------------------
51       4628      Vencor Hospital - Chattanooga            Chattanooga          TN        April 30, 2010           #9
---------------------------------------------------------------------------------------------------------------------------
52     985/198     Harrington House Nsg. & Rehab. Ctr.      Walpole              MA        April 30, 2010           #9
---------------------------------------------------------------------------------------------------------------------------
53       4690      Vencor Hospital -Northlake               Northlake            IL        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------
54       4637      Vencor Hospital - Chicago North          Chicago              IL        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Renewal

     Facility ID                    Name                          City         State   Lease Expiration Date   Group Number
---------------------------------------------------------------------------------------------------------------------------
55        452      Sunnyside Care Center                    Salem                OR        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------
56        127      Northwest Continuum Care Center          Longview             WA        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------
57        185      Heritage Health & Rehab. Center          Vancouver            WA        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------
58        769      North Ridge Med. & Rehab. Center         Manitowoc            WI        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------
59        772      Family Heritage Med. & Rehab. Ctr.       Wisconsin Rapids     WI        April 30, 2010         #10
---------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #1


-----------------------------------------------------------------------------------------------
                                                                           Lease

Facility ID                 Facility Name                 Expiration   Rent After Lease Renewal
-----------------------------------------------------------------------------------------------
    4620      LaGrange Community Hospital                  30-Apr-10   May 1, 2010      528,854
-----------------------------------------------------------------------------------------------
    4628      Kindred Hospital Chattanooga                 30-Apr-10   May 1, 2010      876,961
-----------------------------------------------------------------------------------------------
    4690      Kindred Hospital Chicago Northlake Campus    30-Apr-10   May 1, 2010    1,265,085
-----------------------------------------------------------------------------------------------
    4842      Kindred Hospital Westminster                 30-Apr-08   May 1, 2008    4,339,916
-----------------------------------------------------------------------------------------------

                                   EXHIBIT 1-2

                         AMENDMENT OF MASTER LEASE NO. 2

                                      1-2-1

================================================================================

                     MASTER LEASE NO. 2 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.

                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.

                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 2 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 2 AMENDMENT AGREEMENT (hereinafter this "Agreement")
is dated as of the         day of        , 2003, and is by and among VENTAS
                   -------        -------
REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated __________, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 2 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or

(iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa,
(d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B of the Lease is hereby deleted from the Lease.

     3. Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from July 1, 2003 through April 30, 2004, be equal to Forty-Two Million Two Hundred Eleven Thousand Two Hundred Ninety-Nine and 44/100 Dollars ($42,211,299.44) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means [INSERT THE DATE OF THE CLOSING UNDER THE SALE/ AMENDMENT AGREEMENT]"

     5. Certain Section 16.1(a) Defaults. Relative to Section 16.1(a) of the Lease, Tenant agrees that the provisions of Section 5(b) of the Sale/Amendment Agreement are binding upon Tenant, and Section 16.1(a) of the Lease is hereby amended to incorporate into such Section 16.1(a) the terms of such Section 5(b) and the obligations of Tenant referenced in such Section 5(b).

     6. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     7. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule 19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Term shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     8. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (l) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 1OQ or 1OK, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten
(10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.4, Section 26.5 and Section 26.6:

     "Section 26.4 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.5 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.6 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     9. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the
Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was applicable to such Master Lease Leased Property as of the Lease Amendment Date, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 between Lessor and Tenant."

     10. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     11. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

     12. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     13. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     14. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     15. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     16. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     17. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     18. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     19. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                     TENANT:

                                       KINDRED HEALTHCARE, INC.,
                                       a Delaware corporation formerly known as Vencor, Inc.


                                       By:

                                           -------------------------------------
                                      Name:

                                             -----------------------------------
                                     Title:

                                              ----------------------------------


                                     TENANT:

                                       KINDRED HEALTHCARE OPERATING, INC.,
                                       a Delaware corporation formerly known
                                       as Vencor Operating, Inc.


                                       By:

                                           -------------------------------------
                                      Name:

                                             -----------------------------------
                                     Title:

                                              ----------------------------------


                                     LESSOR:

                                       VENTAS REALTY, LIMITED PARTNERSHIP,
                                       a Delaware limited partnership


                                       By: Ventas, Inc., a Delaware corporation,
                                           its general partner


                                           By:
                                               ---------------------------------
                                               T. Richard Riney, Executive Vice
                                               President, General Counsel and
                                               Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                              )
          ---------------------------
                                      )
COUNTY OF                             )
          ---------------------------

     This           day of                                , 2003, personally
          ---------        -------------------------------
came before me                  , a Notary Public in and for said County and
               -----------------
State,                  , who being by me duly sworn, says that he is the
       -----------------
                of KINDRED HEALTHCARE, INC., a Delaware corporation, and that
---------------
the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said acknowledged the said writing to be the act and
------------------------------
deed of said corporation.

     WITNESS my hand and notarial stamp/seal this                day
                                                  --------------
of                       , 2003.
   ----------------------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

------------------------------
[Notarial Stamp/Seal]

STATE OF                              )
          ---------------------------
                                      )
COUNTY OF                             )
          ---------------------------

     This            day of                           , 2003, personally came
          ----------        --------------------------
before me                    , a Notary Public in and for said County and
          -------------------
State,                    , who being by me duly sworn, says that he is the
       -------------------
                         of KINDRED HEALTHCARE OPERATING, INC., a Delaware
------------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said _________________________________ acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this       day of                 ,
                                                  -----        ----------------
2003.

                                                   -----------------------------
                                                   Notary Public

 My Commission Expires:

---------------------------------
 [Notarial Stamp/Seal]

STATE OF                              )
         ----------------------------
                                      )
COUNTY OF                             )
          ---------------------------
     This               day of                      , 2003, personally came
          -------------        ---------------------
before me                                             , a Notary Public in and
          --------------------------------------------
for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this            day
                                                  ----------
of                 , 2003.
   ----------------


                                                   ----------------------------
                                                   Notary Public

My Commission Expires:

------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                  ATTACHMENT I

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages


----------------------------------------------------------------------------------
                                                                    Percentage of

                                                   Base Rent        Master Lease

Facility                                      Commencing July 1,   Commencing July
   ID      Facility Name                             2003             1, 2003
----------------------------------------------------------------------------------
   111     Rolling Hills Health Care Center         371,436.44         0.8799%
----------------------------------------------------------------------------------
   136     LaSalle Healthcare Center                182,179.90         0.4316%
----------------------------------------------------------------------------------
   168     Lakewood Healthcare Center               697,238.22         1.6518%
----------------------------------------------------------------------------------
   216     Hillcrest Rehab Care Center              922,212.49         2.1848%
----------------------------------------------------------------------------------
   222     Nampa Care Center                        622,026.52         1.4736%
----------------------------------------------------------------------------------
   223     Weiser Rehab & Care Center               287,890.17         0.6820%
----------------------------------------------------------------------------------
   278     Oakview Nursing & Rehab Center           492,015.84         1.1656%
----------------------------------------------------------------------------------
   282     Maple Manor Healthcare Center            471,350.80         1.1166%
----------------------------------------------------------------------------------
   289     San Luis Medical & Rehab Center          568,815.51         1.3475%
----------------------------------------------------------------------------------
   294     Windsor Estates Health & Rehab

              Center                                779,758.96         1.8473%
----------------------------------------------------------------------------------
   320     Magnolia Gardens Care Center             741,035.60         1.7555%
----------------------------------------------------------------------------------
   407     Parkwood Health Care Center              434,672.84         1.0298%
----------------------------------------------------------------------------------
   420     Maywood Acres Healthcare Center          343,754.57         0.8144%
----------------------------------------------------------------------------------
   508     Crawford Skilled Nursing &

              Rehab Center                          594,530.70         1.4085%
----------------------------------------------------------------------------------
   513     Hallmark Nursing & Rehab Center          230,284.03         0.5456%
----------------------------------------------------------------------------------
   532     Hillcrest Nursing Center                 524,504.49         1.2426%
----------------------------------------------------------------------------------
   534     Country Gardens Skilled.

              Nursing & Rehab                       490,427.22         1.1618%
----------------------------------------------------------------------------------
   545     Eastside Rehab & Living Center           574,747.39         1.3616%
----------------------------------------------------------------------------------
   549     Kennebunk Nursing Center                 533,953.66         1.2650%
----------------------------------------------------------------------------------
   565     Hamilton Rehab & Healthcare

              Center                                226,363.64         0.5363%
----------------------------------------------------------------------------------
   578     West Lafayette Rehab & Nursing

              Center                                401,492.25         0.9511%
----------------------------------------------------------------------------------
   584     Franklin Skilled. Nursing &
              Rehab Center                          337,023.49         0.7984%
----------------------------------------------------------------------------------
   592     Greenbriar Terrace Healthcare          2,543,902.86         6.0266%
----------------------------------------------------------------------------------
   634     Cambridge Health & Rehab

              Center                              1,064,888.49         2.5228%
----------------------------------------------------------------------------------
   641     Torrey Pines Care Center                 100,794.66         0.2388%
----------------------------------------------------------------------------------
   690     Wasatch Valley Rehabilitation            496,550.83         1.1763%
----------------------------------------------------------------------------------


   706     Guardian Care of Henderson               260,612.76         0.6174%
----------------------------------------------------------------------------------
   711     Kinston Rehab and Healthcare

              Center                                555,693.51         1.3165%
----------------------------------------------------------------------------------
   726     Guardian Care of Elizabeth City          460,774.77         1.0916%
----------------------------------------------------------------------------------
   743     Desert Life Rehab & Care Center          686,863.25         1.6272%
----------------------------------------------------------------------------------
   744     Cherry Hills Health Care Center          794,327.90         1.8818%
----------------------------------------------------------------------------------
   766     Colonial Manor Medical &

              Rehab Center                          607,649.19         1.4395%
----------------------------------------------------------------------------------
   780     Columbus Health & Rehab

              Center                              1,119,667.62         2.6525%
----------------------------------------------------------------------------------
   804     Rehab & Health Center of

              Birmingham                            691,060.09         1.6371%
----------------------------------------------------------------------------------
   822     Primacy Healthcare & Rehab

              Center                              1,282,643.57         3.0386%
----------------------------------------------------------------------------------
   826     Harbour Point Med. & Rehab

              Center                                346,406.02         0.8206%
----------------------------------------------------------------------------------
   842     Bay Pointe Medical & Rehab

              Center                                479,740.62         1.1365%
----------------------------------------------------------------------------------
  1224     Health Havens Nursing & Rehab

              Center                                304,239.52         0.7208%
----------------------------------------------------------------------------------
  1226     Homestead Health Center                  405,951.51         0.9617%
----------------------------------------------------------------------------------
  1228     Lafayette Nursing & Rehab

              Center                              1,305,488.55         3.0927%
----------------------------------------------------------------------------------
  4611     Kindred Hospital Bay Area St.

              Petersburg Campus                   2,572,890.96         6.0953%
----------------------------------------------------------------------------------
  4612     Kindred Hospital Kansas City           2,283,937.33         5.4107%
----------------------------------------------------------------------------------
  4615     Kindred Hospital Sycamore              2,208,811.75         5.2327%
----------------------------------------------------------------------------------
  4653     Kindred Hospital Tarrant County

              Ft Worth SW Campus                    756,750.93         1.7928%
----------------------------------------------------------------------------------
  4654     Kindred Hospital Houston NW

              Campus                              1,216,166.24         2.8811%
----------------------------------------------------------------------------------
  4668     Kindred Hospital Ft. Worth               833,807.95         1.9753%
----------------------------------------------------------------------------------
  4674     Kindred Hospital Central Tampa         2,405,810.97         5.6994%
----------------------------------------------------------------------------------
  4677     Kindred Hospital Metro Detroit           977,431.43         2.3156%
----------------------------------------------------------------------------------
  4807     Kindred Hospital Ontario               4,620,721.43        10.9466%
----------------------------------------------------------------------------------

           Total Master Lease 2                  42,211,299.44       100.0000%
                                                 =================================

                                  ATTACHMENT 2

                                    EXHIBIT D

                                 Renewal Groups

                                 Master Lease #2


--------------------------------------------------------------------------------------------------------------------
                                                                                    Lease Expiration   Renewal Group

     Facility ID                   Name                         City        State         Date             Number
--------------------------------------------------------------------------------------------------------------------
1       4807       Vencor Hospital - Ontario               Ontario            CA     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
2       4615       Vencor Hospital - Sycamore              Sycamore           IL     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
3       4612       Vencor Hospital - Kansas City           Kansas City        MO     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
4        222       Nampa Care Center                       Nampa              ID     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
5        513       Hallmark Nursing & Rehab. Ctr           New Bedford        MA     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
6        592       Greenbrier Terrace Healthcare           Nashua             NH     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
7        842       Bay Pointe Medical & Rehab. Centre      Virginia Beach     VA     April 30, 2013          #1
--------------------------------------------------------------------------------------------------------------------
8       4611       Vencor Hospital - St. Petersburg        St. Petersburg     FL     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
9        545       Eastside Rehab. and Living Center       Bangor             ME     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                    Lease Expiration   Renewal Group

     Facility ID                   Name                         City        State         Date             Number
--------------------------------------------------------------------------------------------------------------------
10       549       Kennebunk Nursing Center                Kennebunk          ME     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
11       711       Guardian Care of Kinston                Kinston            NC     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
12      1224       Health Havens Nursing & Rehab. Ctr.     E. Providence      RI     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
13       826       Harbour Pointe Med. & Rehab. Ctr.       Norfolk            VA     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
14       320       Magnolia Gardens Care Center            Burlingame         CA     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
15       216       Hillcrest Rehab. Care Center            Boise              ID     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
16       407       Parkwood Health Care Center             Lebanon            IN     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
17       278       Oakview Nursing & Rehab. Ctr.           Calvert City       KY     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
18       822       Primacy Healthcare & Rehab Ctr.         Memphis            TN     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
19       690       Wasatch Valley Rehabilitation           Salt Lake City     UT     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
20       641       Torrey Pines Care Center                Las Vegas          NV     April 30, 2008          #2
--------------------------------------------------------------------------------------------------------------------
21      4677       Vencor Hospital - Metro Detroit         Detroit            MI     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
22      4654       Vencor Houston - Houston Northwest      Houston            TX     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
23       223       Weiser Rehabilitation and Care Ctr.     Weiser             ID     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
24       111       Rolling Hills Health Care Center        New Albany         IN     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                    Lease Expiration   Renewal Group

     Facility ID                   Name                         City        State         Date             Number
--------------------------------------------------------------------------------------------------------------------
25       294       Windsor Estates Health & Rehab. Ctr.    Kokomo             IN     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
26       780       Columbus Health & Rehab. Center         Columbus           IN     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
27       282       Maple Manor Healthcare Center           Greenville         KY     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
28       136       LaSalle Healthcare Center               Durham             NC     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
29       706       Guardian Care of Henderson              Henderson          NC     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
30       726       Guardian Care of Elizabeth City         Elizabeth City     NC     April 30, 2010          #4
--------------------------------------------------------------------------------------------------------------------
31      4653       Vencor Hospital - Ft. Worth Southwest   Ft. Worth          TX     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
32      4668       Vencor Hospital - Ft. Worth West        Ft. Worth          TX     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
33       743       Desert Life Rehab. & Care Center        Tucson             AZ     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
34       420       Maywood Acres Healthcare Center         Oxnard             CA     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
35       744       Cherry Hills Health Care Center         Englewood          CO     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
36       578       West Lafayette Rehab. & Nsg. Ctr.       West Lafayette     OH     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
37       634       Cambridge Health & Rehab. Center        Cambridge          OH     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
38       168       Lakewood Healthcare Center              Lakewood           WA     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
39       289       San Luis Medical & Rehab. Center        Greenbay           WI     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                    Lease Expiration   Renewal Group

     Facility ID                   Name                         City        State         Date             Number
--------------------------------------------------------------------------------------------------------------------
40       766       Colonial Manor Medical & Rehab Ctr      Wausau             WI     April 30, 2010          #5
--------------------------------------------------------------------------------------------------------------------
41      4674       Vencor Hospital - Central Tampa         Tampa              FL     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
42       804       Rehab. & Health Ctr. of Birmingham      Birmingham         AL     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
43       565       Hamilton Rehab. & Healthcare Center     Norwich            CT     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
44      1226       Homestead Health Center                 Stamford           CT     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
45      1228       Lafayette Nsg. & Rehab. Ctr.            Fayetteville       GA     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
46       508       Crawford Skilled Nsg. & Rehab. Ctr.     Fall River         MA     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
47       532       Hillcrest Nursing Home                  Fitchburg          MA     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
48       534       Country Gardens Sk. Nsg. & Rehab.       Swansea            MA     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------
49       584       Franklin Sk. Nsg. & Rehab. Center       Franklin           MA     April 30, 2010          #6
--------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #2


-----------------------------------------------------------------------------------------------------
                                                                           Lease

Facility ID   Facility Name                                     Expiration   Rent After Lease Renewal
-----------------------------------------------------------------------------------------------------
   4611       Kindred Hospital Bay Area St. Petersburg Campus    30-Apr-08    May 1, 2008   2,287,230
-----------------------------------------------------------------------------------------------------
   4615       Kindred Hospital Sycamore                          30-Apr-13    May 1, 2013   2,323,070
-----------------------------------------------------------------------------------------------------
   4674       Kindred Hospital Central Tampa                     30-Apr-10    May 1, 2010   1,881,473
-----------------------------------------------------------------------------------------------------

                                   EXHIBIT I-3

                         AMENDMENT OF MASTER LEASE NO. 3

                                      I-3-1

================================================================================

                     MASTER LEASE NO. 3 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.

                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.

                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 3 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 3 AMENDMENT AGREEMENT (hereinafter this "Agreement" )
is dated as of the       day of       , 2003, and is by and among VENTAS REALTY,
                   -----        ------
LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated              , 2003 (as the same may have been
                              -------------
heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 3 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or (iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa, (d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B, of the Lease is hereby deleted from the Lease.

     3. Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from July 1, 2003 through April 30, 2004, be equal to Thirty-Two Million One Hundred Fourteen Thousand Four Hundred Forty-One and 10/100 Dollars ($32,114,441.10) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means [INSERT THE DATE OF THE CLOSING UNDER THE

SALE/AMENDMENT AGREEMENT]."

     5. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     6. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule

19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Term shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     7. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (l) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 10Q or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten (10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.4, Section 26.5 and Section 26.6:

     "Section 26.4 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.5 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.6 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     8. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the
Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was applicable to such Master Lease Leased Property as the Lease Amendment Date, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 between Lessor and Tenant."

     9. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     10. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

     11. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     12. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     13. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     14. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     15. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     16. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     17. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     18. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                     TENANT:

                                       KINDRED  HEALTHCARE, INC., a
                                       Delaware corporation formerly known as
                                       Vencor, Inc.

                                       By:

                                           ------------------------------------
                                      Name:

                                             ----------------------------------
                                     Title:

                                              ---------------------------------


                                     TENANT:

                                       KINDRED HEALTHCARE  OPERATING,
                                       INC., a Delaware corporation formerly
                                       known as Vencor Operating, Inc.


                                       By:

                                           ------------------------------------
                                      Name:

                                             ----------------------------------
                                     Title:

                                              ---------------------------------


                                     LESSOR:

                                       VENTAS REALTY, LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: Ventas, Inc., a Delaware corporation,
                                           its general partner


                                           By:
                                               ---------------------------------
                                               T. Richard Riney, Executive Vice
                                               President, General Counsel and
                                               Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                                )
         -----------------------------
                                        )
COUNTY OF                               )
          ----------------------------

     This           day of                  , 2003, personally came before me
          ---------        -----------------
                         , a Notary Public in and for said County and State,
-------------------------
                         , who being by me duly sworn, says that he is the
-------------------------
                          of KINDRED HEALTHCARE, INC., a Delaware corporation,
-------------------------
and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said acknowledged the said writing to be the act and deed
-------------------------
of said corporation.

     WITNESS my hand and notarial stamp/seal this                  day of
                                                  ----------------
                   , 2003.

-------------------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

----------------------
[Notarial Stamp/Seal]

STATE OF                                )
         -----------------------------
                                        )
COUNTY OF                               )
          ----------------------------

     This           day of                  , 2003, personally came before me
          ---------        -----------------
                         , a Notary Public in and for said County and State,
-------------------------
                         , who being by me duly sworn, says that he is the
-------------------------
                          of KINDRED HEALTHCARE OPERATING, INC., a Delaware
-------------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said acknowledged the said writing to be the act and

     -------------------------
deed of said corporation.

     WITNESS my hand and notarial stamp/seal this                  day of
                                                  ----------------
                    , 2003.

--------------------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

----------------------

[Notarial Stamp/Seal]

STATE OF                                )
         -----------------------------
                                        )
COUNTY OF                               )
          ----------------------------

     This       day of                     , 2003, personally came before me
          -----        --------------------                                  ---
          , a Notary Public in and for said County and State, T. Richard Riney,
----------
who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this day      of        , 2003.
                                                      ----    -------


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

----------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                  ATTACHMENT 1

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages


                                                                           Percentage of
                                                              Base Rent    Master Lease

Facility                                                     Commencing     Commencing
   ID      Facility Name                                    July 1, 2003   July 1, 2003
----------------------------------------------------------------------------------------
   116     Pettigrew Rehab & Healthcare Center                329,880.69       1.0272%
----------------------------------------------------------------------------------------
   143     Raleigh Rehab & Healthcare Center                  450,633.30       1.4032%
----------------------------------------------------------------------------------------
   155     Savannah Rehab & Nursing Center                    777,646.55       2.4215%
----------------------------------------------------------------------------------------
   182     Cordova Rehab & Nursing Center                   1,118,198.17       3.4819%
----------------------------------------------------------------------------------------
   210     The Californian Care Center                      1,323,228.21       4.1204%
----------------------------------------------------------------------------------------
   219     Emmett Rehab & Healthcare                          312,604.66       0.9734%
----------------------------------------------------------------------------------------
   230     Crosslands Rehab & Health Care Center              956,903.83       2.9797%
----------------------------------------------------------------------------------------
   269     Meadowvale Health & Rehab Center                   754,458.87       2.3493%
----------------------------------------------------------------------------------------
   279     Cedars of Lebanon Nursing Center                   360,106.75       1.1213%
----------------------------------------------------------------------------------------
   281     Riverside Manor Health Care                        449,399.41       1.3994%
----------------------------------------------------------------------------------------
   307     Lincoln Nursing Center                             657,431.63       2.0472%
----------------------------------------------------------------------------------------
   411     Alta Vista Healthcare Center                       389,822.20       1.2139%
----------------------------------------------------------------------------------------
   453     Medford Rehab & Healthcare Center                  778,322.82       2.4236%
----------------------------------------------------------------------------------------
   461     Edmonds Rehab & Healthcare Center                  176,633.18       0.5500%
----------------------------------------------------------------------------------------
   506     Presentation Nursing & Rehab Center                445,012.90       1.3857%
----------------------------------------------------------------------------------------
   514     Sachem Nursing & Rehab Center                      482,521.81       1.5025%
----------------------------------------------------------------------------------------
   539     Newton & Wellesley Alzheimer Center                909,126.96       2.8309%
----------------------------------------------------------------------------------------
   544     Augusta Rehabilitation Center                      154,363.97       0.4807%
----------------------------------------------------------------------------------------
   547     Brewer Rehab & Living Center                     1,177,262.04       3.6658%
----------------------------------------------------------------------------------------
   554     Westgate Manor                                     467,898.51       1.4570%
----------------------------------------------------------------------------------------
   563     Camelot Nursing & Rehab Center                     395,650.00       1.2320%
----------------------------------------------------------------------------------------
   568     Parkway Pavilion Healthcare                        489,441.90       1.5241%
----------------------------------------------------------------------------------------
   587     River Terrace Healthcare                           639,339.40       1.9908%
----------------------------------------------------------------------------------------
   645     Specialty Care of Marietta                         648,639.29       2.0198%
----------------------------------------------------------------------------------------
   694     Wedgewood Healthcare Center                        375,860.91       1.1704%
----------------------------------------------------------------------------------------
   713     Guardian Care of Zebulon                           418,003.66       1.3016%
----------------------------------------------------------------------------------------
   770     Vallhaven Care Center                              625,026.46       1.9462%
----------------------------------------------------------------------------------------
   773     Mt. Carmel Med. & Rehab Center                   1,055,612.76       3.2870%
----------------------------------------------------------------------------------------


   774     Mt. Carmel Health & Rehab Center                 1,450,327.18       4.5161%
----------------------------------------------------------------------------------------
   782     Danville Center for Health & Rehab                 653,733.38       2.0356%
----------------------------------------------------------------------------------------
   824     Kindred Healthcare Center of Mobile                990,828.77       3.0853%
----------------------------------------------------------------------------------------
   851     Villa Campana Health Center                        321,241.53       1.0003%
----------------------------------------------------------------------------------------
   873     Brighton Care Center                               799,536.55       2.4896%
----------------------------------------------------------------------------------------
  1237     Wyomissing Nursing & Rehab Center                  636,319.80       1.9814%
----------------------------------------------------------------------------------------
  4635     Kindred Hospital San Antonio                     1,239,025.96       3.8582%
----------------------------------------------------------------------------------------
  4644     Kindred Hospital Brea                            1,795,027.46       5.5895%
----------------------------------------------------------------------------------------
  4647     Kindred Hospital Las Vegas Sahara                  344,365.09       1.0723%
----------------------------------------------------------------------------------------
  4660     Kindred Hospital Mansfield                         203,757.96       0.6345%
----------------------------------------------------------------------------------------
  4662     Kindred Hospital Greensboro                      1,217.991.58       3.7927%
----------------------------------------------------------------------------------------
  4673     Kindred Hospital Boston North Shore                983,974.45       3.0640%
----------------------------------------------------------------------------------------
  4675     Kindred Hospital Detroit                         1,737,096.71       5.4091%
----------------------------------------------------------------------------------------
  4688     Kindred Hospital Boston                            982,645.98       3.0598%
----------------------------------------------------------------------------------------
  4876     Kindred Hospital So. Florida Hollywood Campus    1,639,537.86       5.1053%
----------------------------------------------------------------------------------------
           Total Master Lease 3                            32,114,441.10     100.0000%
                                                           =============================

                                  ATTACHMENT 2

                                    EXHIBIT D

                                 Renewal Groups

                                 Master Lease #3


----------------------------------------------------------------------------------------------------------------------
                                                                                      Lease Expiration   Renewal Group

     Facility ID                   Name                          City         State         Date            Number
----------------------------------------------------------------------------------------------------------------------
 1      4644       THC - Orange County                     Orange County        CA     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 2       210       Californian Care Center                 Bakersfield          CA     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 3       411       Alta Vista Healthcare Center            Riverside            CA     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 4       873       Brighton Care Center                    Brighton             CO     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 5       219       Emmett Rehabilitation and Healthcare    Emmett               ID     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 6       453       Medford Rehab. & Healthcare Centre      Medford              OR     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 7       461       Edmonds Rehab. & Healthcare Ctr.        Edmonds              WA     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 8       770       Vallhaven Care Center                   Neenah               WI     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
 9       230       Crosslands Rehab. & Health Care Ctr.    Sandy                UT     April 30, 2008         #1
----------------------------------------------------------------------------------------------------------------------
10      4876       Vencor Hospital - Hollywood             Hollywood            FL     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
11       155       Savannah Rehab. & Nursing Center        Savannah             GA     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
12       645       Specialty Care of Marietta              Marietta             GA     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
13       547       Brewer Rehabilitation & Living Center   Brewer               ME     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
14       824       Rehab. & Healthcare Ctr. Of Mobile      Mobile               AL     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
15       182       Cordova Rehab. & Nursing Center         Cordova              TN     April 30, 2008         #2
----------------------------------------------------------------------------------------------------------------------
16      4688       Vencor Hosp. - Boston                   Boston               MA     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
17      4675       Vencor Hosp. - Detroit                  Detroit              MI     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
18       851       Villa Campana Health Center             Tuscon               AZ     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
19       506       Presentation Nursing & Rehab. Ctr.      Brighton             MA     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
20       514       Sachem Nursing & Rehab. Ctr.            East Bridgewater     MA     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
21       539       Newton and Wellesley Alzheimer Ctr.     Wellesley            MA     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
22       544       Augusta Rehabilitation Center           Augusta              ME     April 30, 2013         #3
----------------------------------------------------------------------------------------------------------------------
23      4673       Vencor Hosp. - Boston Northshore        Peabody              MA     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                      Lease Expiration   Renewal Group

     Facility ID                   Name                          City         State         Date            Number
----------------------------------------------------------------------------------------------------------------------
24      4662       Vencor Hosp. - Greensboro               Greensboro           NC     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
25      4647       THC - Las Vegas Hospital                Las Vegas            NV     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
26       563       Camelot Nursing & Rehab. Center         New London           CT     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
27       568       Parkway Pavilion Healthcare             Enfield              CT     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
28       587       River Terrace                           Lancaster            MA     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
29       554       Westgate Manor                          Bangor               ME     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
30       116       Pettigrew Rehab. & Healthcare Ctr.      Durham               NC     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
31       143       Raleigh Rehab. & Healthcare Center      Raleigh              NC     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
32       307       Lincoln Nursing Center                  Lincoln              NC     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
33       713       Guardian Care of Zebulon                Zebulon              NC     April 30, 2010         #4
----------------------------------------------------------------------------------------------------------------------
34      4635       Vencor Hosp. - San Antonio              San Antonio          TX     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
35      4660       Vencor Hosp. - Mansfield                Mansfield            TX     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
36       269       Meadowvale Health & Rehab. Ctr.         Bluffton             IN     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
37       694       Wedgewood Healthcare Center             Clarksville          IN     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
38       279       Cedars of Lebanon Nursing Center        Lebanon              KY     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
39       281       Riverside Manor Health Care             Calhoun              KY     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
40       782       Danville Centre for Health & Rehab.     Danville             KY     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
41      1237       Wyomissing Nsg. & Rehab. Ctr.           Reading              PA     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
42       773       Mt. Carmel Medical & Rehab. Ctr.        Burlington           WI     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------
43       774       Mt. Carmel Medical & Rehab Ctr.         Milwaukee            WI     April 30, 2010         #5
----------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #3


---------------------------------------------------------------------------------------------------
                                                                           Lease

Facility ID                   Facility Name                   Expiration   Rent After Lease Renewal
---------------------------------------------------------------------------------------------------
    4644      Kindred Hospital Brea                            30-Apr-08   May 1, 2008   1,621,468
---------------------------------------------------------------------------------------------------
    4647      Kindred Hospital Las Vegas Sahara                30-Apr-10   May 1, 2010     342,926
---------------------------------------------------------------------------------------------------
    4662      Kindred Hospital Greensboro                      30-Apr-10   May 1, 2010   1,033,028
---------------------------------------------------------------------------------------------------
    4673      Kindred Hospital Boston North Shore              30-Apr-10   May 1, 2010     682,405
---------------------------------------------------------------------------------------------------
    4876      Kindred Hospital So. Florida Hollywood Campus    30-Apr-08   May 1, 2008     615,720
---------------------------------------------------------------------------------------------------

                                   EXHIBIT I-4

                         AMENDMENT OF MASTER LEASE NO. 4

                                      I-4-1

================================================================================

                     MASTER LEASE NO. 4 AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                     MASTER LEASE NO. 4 AMENDMENT AGREEMENT

     THIS MASTER LEASE NO. 4 AMENDMENT AGREEMENT (hereinafter this "Agreement")
is dated as of the              day of            , 2003, and is by and among
                   ------------        -----------
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and
Master Lease Amendments dated                , 2003 (as the same may have been
                              ---------------
heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 4 Partial Lease Termination Agreement bearing even date herewith (the "Partial Lease Termination"), pursuant to which the Lease was terminated as it applied to certain properties.

     D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or (iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa, (d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, and (e) Schedule 2.1B of the Lease is hereby deleted from the Lease.

     3.   Base Rent and Current Rent Amendments.

          (a) Relative to the definitions of "Base Rent" and "Current Rent" contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from July 1, 2003 through April 30, 2004, be equal to Thirty-Four Million Eight Hundred Ninety-Five Thousand Two Hundred Thirty-Seven and 99/100 Dollars ($34,895,237.99) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of "Base Rent" or subsection (b) of the definition of "Current Rent", as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms; and

          (b) The definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection (b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     4. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means [INSERT THE DATE OF THE CLOSING UNDER THE SALE/AMENDMENT AGREEMENT]."

     5. Amendment to Section 19.2. The second sentence of Section 19.2 of the Lease is hereby amended by adding to the end thereof a comma and the words "subject to the terms of Section 19.2.1 below."

     6. New Section 19.2.1. Article XIX of the Lease is hereby amended by adding thereto the following new Section 19.2.1:

     "Section 19.2.1 First Extension Term Rental Adjustment. Included within the Leased Property(ies) as of the Lease Amendment Date are certain properties described on Schedule

19.2.1 hereto (the "Section 19.2.1 Properties"), which have Fixed Term Expiration Dates as set forth on such Schedule 19.2.1. Lessor and Tenant agree that:

          (a) In the event this Lease is extended as to a particular Renewal Group that includes a Section 19.2.1 Property(ies) for the first Extended Term,
(i) the amount of the Base Rent and Current Rent that is attributable to such
Section 19.2.1 Property(ies) for the first year of such first Extended Term shall, pursuant to this Section 19.2.1, be adjusted from the amount that would otherwise have been applicable but for the application of this Section 19.2.1 to equal instead the respective amount(s) thereof set forth on Schedule 19.2.1,
(ii) the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties shall be revised to reflect such adjustment, and (iii) Exhibit C to this Lease shall be revised to reflect such adjustment(s) relative to the
Section 19.2.1 Property(ies) and revision in the aggregate amount of the Base Rent and Current Rent for all of the Leased Properties and incorporate the respective revised Transferred Property Percentages of all of the Leased Properties resulting from such adjustment(s) and revision.

          (b) Notwithstanding the foregoing or anything to the contrary contained in this Section 19.2.1, this Section 19.2.1 shall not apply, and shall be of no force or effect, (i) if Lessor exercises the Reset Option and/or (ii) as to any Renewal Group that does not include any Section 19.2.1 Property(ies)."

     7. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (1) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 10Q or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten (10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.4, Section 26.5 and Section 26.6:

     "Section 26.4 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.5 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.6 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     8. New Section 40.18.1. Article XL of the Lease is hereby amended by adding thereto the following new Section 40.18.1:

     "Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the
Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the same Renewal Group number as was applicable to such Master Lease Leased Property as of the Lease Amendment Date, as set forth as of such date in Exhibit D to that certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 between Lessor and Tenant."

     9. New Exhibit C. Effective as of July 1, 2003, Exhibit C to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

     10. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

     11. New Schedule 19.2.1 The Lease is hereby amended to add thereto a new
Schedule 19.2.1 in the form of Attachment 3 to this Agreement.

     12. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     13. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     14. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     15. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     16. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     17. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     18. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                          TENANT:

                                          KINDRED HEALTHCARE, INC., a Delaware
                                          corporation formerly known as Vencor,
                                          Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          TENANT:

                                          KINDRED HEALTHCARE OPERATING, INC., a
                                          Delaware  corporation  formerly known
                                          as Vencor Operating, Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          LESSOR:

                                          VENTAS REALTY, LIMITED PARTNERSHIP,
                                          a Delaware limited partnership

                                          By: Ventas, Inc., a Delaware
                                              corporation, its general partner


                                              By:
                                                 -------------------------------
                                                 T. Richard Riney, Executive
                                                 Vice President, General Counsel
                                                 and Secretary

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                         )
         -----------------------
                                 )
COUNTY OF                        )
          ----------------------

     This          day of               , 2003, personally came before me
          --------        --------------
                         , a Notary Public in and for said County and State,
-------------------------
                         , who being by me duly sworn, says that he is the
-------------------------
                          of KINDRED HEALTHCARE, INC., a Delaware corporation,
-------------------------
and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                               acknowledged the said writing to be the act
     -----------------------------
and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this      day of            , 2003.
                                                  ----        -----------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

STATE OF                         )
         -----------------------
                                 )
COUNTY OF                        )
          ----------------------

     This          day of                , 2003, personally came before me
          --------        ---------------
                          , a Notary Public in and for said County and State,
--------------------------
                          , who being by me duly sworn, says that he is the
--------------------------
                          of KINDRED HEALTHCARE OPERATING, INC., a Delaware
-------------------------
corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the
said                               acknowledged the said writing to be the act
     -----------------------------
and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this     day of           , 2003.
                                                  ---        ----------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------

[Notarial Stamp/Seal]

STATE OF                          )
         -----------------------
                                  )
COUNTY OF                         )
          ----------------------

     This         day of                  , 2003, personally came before me
          -------        -----------------
                                   , a Notary Public in and for said County and
-----------------------------------
State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

     WITNESS my hand and notarial stamp/seal this     day of           , 2003.
                                                  ---        ----------


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:


------------------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT]

                                  ATTACHMENT 1

                                    Exhibit C

        Allocation Schedule - Applicable Transferred Property Percentages

                                                                   Base Rent
                                                                   Commencing    Percentage of Master Lease
Facility ID   Facility Name                                       July 1, 2003    Commencing July 1, 2003
-----------------------------------------------------------------------------------------------------------
     131      Harrison Health and Rehabilitation Center             554,358.95              1.5886%
-----------------------------------------------------------------------------------------------------------
     146      Rose Manor Health Care Center                         511,516.73              1.4659%
-----------------------------------------------------------------------------------------------------------
     148      Village Square Nursing & Rehab Center                 518,231.38              1.4851%
-----------------------------------------------------------------------------------------------------------
     158      Bellingham Health Care & Rehab Center                 424,724.22              1.2171%
-----------------------------------------------------------------------------------------------------------
     209      Valley View Health Care Center                        363,466.55              1.0416%
-----------------------------------------------------------------------------------------------------------
     213      Wildwood Healthcare Center                          1,691,980.96              4.8487%
-----------------------------------------------------------------------------------------------------------
     225      Aspen Park Healthcare                                 148,069.28              0.4243%
-----------------------------------------------------------------------------------------------------------
     277      Rosewood Health Care Center                         1,132,231.46              3.2447%
-----------------------------------------------------------------------------------------------------------
     290      Bremen Health Care Center                             550,759.08              1.5783%
-----------------------------------------------------------------------------------------------------------
     350      Valley Healthcare & Rehab Center                      550,495.50              1.5776%
-----------------------------------------------------------------------------------------------------------
     481      South Central Wyoming HC & Rehab                      280,120.81              0.8027%
-----------------------------------------------------------------------------------------------------------
     503      Brigham Manor Nursing & Rehab Center                  192,897.71              0.5528%
-----------------------------------------------------------------------------------------------------------
     517      Oakwood Rehab & Nursing Center                        329,163.20              0.9433%
-----------------------------------------------------------------------------------------------------------
     523      Star of David Nursing & Rehab/Alzheimer's Center      597,733.10              1.7129%
-----------------------------------------------------------------------------------------------------------
     526      The Eliot Healthcare Center                           350,119.08              1.0033%
-----------------------------------------------------------------------------------------------------------
     542      Den-Mar Rehab & Nursing Center                        522,390.11              1.4970%
-----------------------------------------------------------------------------------------------------------
    ,546      Winship Green Nursing Center                          244,054.45              0.6994%
-----------------------------------------------------------------------------------------------------------
     559      Birchwood Terrace Healthcare                          713,304.13              2.0441%
-----------------------------------------------------------------------------------------------------------
     566      Windsor Rehab & Healthcare Center                     265,898.55              0.7620%
-----------------------------------------------------------------------------------------------------------
     569      Chillicothe Nursing & Rehab Center                    574,490.60              1.6463%
-----------------------------------------------------------------------------------------------------------
     570      Pickerington Nursing & Rehab Center                   410,819.37              1.1773%
-----------------------------------------------------------------------------------------------------------
     571      Logan Health Care Center                              850,218.66              2.4365%
-----------------------------------------------------------------------------------------------------------
     583      Embassy House Skilled Nursing & Rehab                 289,331.65              0.8291%
-----------------------------------------------------------------------------------------------------------
     585      Great Barrington Rehab & Nursing Center               107,332.76              0.3076%
-----------------------------------------------------------------------------------------------------------
     723      Guardian Care of Rocky Mount                          561,080.28              1.6079%
-----------------------------------------------------------------------------------------------------------
     746      Homestead Health Care & Rehab Center                1,524,912.77              4.3700%
-----------------------------------------------------------------------------------------------------------
     765      Eastview Medical & Rehab Center                       578,275.46              1.6572%
-----------------------------------------------------------------------------------------------------------
     771      Kennedy Park Med. & Rehab Center                      366,948.96              1.0516%
-----------------------------------------------------------------------------------------------------------
     785      Hillcrest Health Care Center                          880,574.44              2.5235%
-----------------------------------------------------------------------------------------------------------
     787      Woodland Terrace Health Care Facility.                559,752.38              1.6041%
-----------------------------------------------------------------------------------------------------------
     791      Whitesburg Gardens Health Care Center               1,401,046.28              4.0150%
-----------------------------------------------------------------------------------------------------------
     802      Bridgepark Center for Rehab & Nursing Services      1,135,794.24              3.2549%
-----------------------------------------------------------------------------------------------------------
     853      Kachina Point Health Care & Rehab                     760,845.56              2.1804%
-----------------------------------------------------------------------------------------------------------
     859      Castle Garden Care Center                             977,794.12              2.8021%
-----------------------------------------------------------------------------------------------------------
     864      Harrodsburg Health Care Center                        591,633.09              1.6955%
-----------------------------------------------------------------------------------------------------------

    1221      Courtland Gardens Health Center Inc.                1,028,207.23              2.9466%
-----------------------------------------------------------------------------------------------------------
    1231      Oak Hills Nursing & Rehab Center                    1,279,317.03              3.6662%
-----------------------------------------------------------------------------------------------------------
    1238      Tucker Nursing Center                                 683,823.17              1.9596%
-----------------------------------------------------------------------------------------------------------
    4614      Kindred Hospital Philadelphia                         826,358.39              2.3681%
-----------------------------------------------------------------------------------------------------------
              Kindred Hospital So. Florida Ft.
    4645      Lauderdale Campus                                   2,295,172.94              6.5773%
-----------------------------------------------------------------------------------------------------------
    4658      Kindred Hospital Tucson                               529,147.83              1.5164%
-----------------------------------------------------------------------------------------------------------
    4664      Kindred Hospital Albuquerque                          751,192.10              2.1527%
-----------------------------------------------------------------------------------------------------------
    4665      Kindred Hospital Denver                             1,918,773.36              5.4987%
-----------------------------------------------------------------------------------------------------------
    4666      Kindred Hospital New Orleans                          503,681.62              1.4434%
-----------------------------------------------------------------------------------------------------------
    4685      Kindred Hospital Houston                            2,881,322.92              8.2571%
-----------------------------------------------------------------------------------------------------------
    4871      Kindred Hospital Chicago Lakeshore Campus             685,875.53              1.9655%
-----------------------------------------------------------------------------------------------------------

              Total Master Lease 4                               34,895 237.99            100.0000%
                                                                 ==========================================

                                  ATTACHMENT 2

                                    EXHIBIT D
                                 Renewal Groups

                                 Master Lease #4

-------------------------------------------------------------------------------------------------------------------
     Facility                                                                      Lease Expiration   Renewal Group
        ID                     Name                         City           State        Date             Number
-------------------------------------------------------------------------------------------------------------------
1      4645     Vencor Hospital - Ft. Lauderdale        Ft. Lauderdale       FL     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
2      4685     Vencor Hospital - Houston               Houston              TX     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
3       350     Valley Gardens HC & Rehab.              Stockton             CA     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
4    982/148    Village Square Nsg. & Rehab. Ctr.       San Marcos           CA     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
5       566     Windsor Rehab. & Healthcare Center      Windsor              CT     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
6       225     Moscow Care Center                      Moscow               ID     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
7       209     Valley View Health Care Center          Elkhart              IN     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
8       585     Great Barrington Rehab. & Nsg. Ctr.     Great Barrington     MA     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
9       146     Rose Manor Health Care Center           Durham               NC     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
10      481     South Central Wyoming HC & Rehab.       Rawlins              WY     April 30, 2013          #1
-------------------------------------------------------------------------------------------------------------------
11     4658     Vencor Hospital - Tuscon                Tuscon               AZ     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
12      853     Kachina Point Health Care & Rehab.      Sedona               AZ     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
13      859     Castle Garden Care Center               Northglenn           CO     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
14      526     Brittany Healthcare Center              Natick               MA     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
15      546     Winship Green Nursing Center            Bath                 ME     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
16      569     Chillicothe Nursing & Rehab. Center     Chillecothe          OH     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
17      802     Bridgepark Ctr. For Rehab. & Nsg. Sv.   Akron                OH     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
18      158     Bellingham Health Care & Rehab. Svc.    Bellingham           WA     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
19      771     Kennedy Park Medical & Rehab. Ctr.      Schofield            WI     April 30, 2008          #2
-------------------------------------------------------------------------------------------------------------------
20     4614     Vencor Hospital - Philadelphia          Philadelphia         PA     April 30, 2010          #3
-------------------------------------------------------------------------------------------------------------------
21     1221     Courtland Gardens Health Ctr., Inc.     Stamford             CT     April 30, 2010          #3
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Facility                                                                 Lease Expiration   Renewal Group
        ID                     Name                       City        State         Date             Number
--------------------------------------------------------------------------------------------------------------
22     503      Brigham Manor Nursing & Rehab. Ctr.    Newburyport      MA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
23     517      Oakwood Rehab. & Nursing Center        Webster          MA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
24     523      Star of David Nsg. & Rehab/Alz. Ctr.   West Roxbury     MA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
25     542      Den-Mar Rehab. & Nursing Center        Rockport         MA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
26     583      Embassy House Sk. Nsg. & Rehab.        Brockton         MA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
27     1231     Oak Hill Nursing & Rehab. Ctr.         Pawtucket        RI     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
28     559      Birchwood Terrace Healthcare           Burlington       VT     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
29     4871     Vencor Hospital - Lake Shore           Chicago          IL     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
30     4666     Vencor Hospital - New Orleans          New Orleans      LA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
31     791      Rehab. & Health. Ctr. of Huntsville    Huntsville       AL     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
32     1238     Tucker Nursing Center                  Tucker           GA     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
33     723      Guardian Care of Rocky Mount.          Rocky Mount      NC     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
34     570      Pickerington Nursing & Rehab. Ctr.     Pickerington     OH     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
35     571      Logan Health Care Center               Logan            OH     April 30, 2010         #3
--------------------------------------------------------------------------------------------------------------
36     4664     Vencor Hospital - Albuquerque          Albuquerque      NM     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
37     4665     Vencor Hospital - Denver               Denver           CO     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
38     213      Wildwood Healthcare Center             Indianapolis     IN     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
39     290      Bremen Health Care Center              Bremen           IN     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
40     277      Rosewood Health Care Center            Bowling Green    KY     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
41     785      Hillcrest Health Care Center           Owensboro        KY     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
42     787      Woodland Terrace Health Care Fac.      Elizabethtown    KY     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
43     864      Harrodsburg Health Care Center         Harrodsburg      KY     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
44     746      Homestead Health Care & Rehab. Ctr.    Lincoln          NE     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
45     765      Eastview Medical & Rehab. Center       Antigo           WI     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------
46     131      Vencor Corydon Nursing Care Center     Corydon          IN     April 30, 2010         #5
--------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                 Schedule 19.2.1

                                 Master Lease #4

--------------------------------------------------------------------------------------------------------
                                                                     Lease
Facility ID   Facility Name                                        Expiration   Rent After Lease Renewal
--------------------------------------------------------------------------------------------------------
    4614      Kindred Hospital Philadelphia                        30-Apr-10    May 1, 2010     835,399
--------------------------------------------------------------------------------------------------------
    4645      Kindred Hospital So. Florida Ft. Lauderdale Campus   30-Apr-13    May 1, 2013   2,363,818
--------------------------------------------------------------------------------------------------------
    4658      Kindred Hospital Tucson                              30-Apr-08    May 1, 2008     413,313
--------------------------------------------------------------------------------------------------------
    4664      Kindred Hospital Albuquerque                         30-Apr-10    May 1, 2010     916,646
--------------------------------------------------------------------------------------------------------
    4666      Kindred Hospital New Orleans                         30-Apr-10    May 1, 2010     547,067
--------------------------------------------------------------------------------------------------------
    4685      Kindred Hospital Houston                             30-Apr-13    May 1, 2013   3,232,958
--------------------------------------------------------------------------------------------------------
    4871      Kindred Hospital Chicago Lakeshore Campus            30-Apr-10    May 1, 2010     715,687
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT 1-5

                       AMENDMENT OF MASTER LEASE AGREEMENT
                             DATED DECEMBER 12, 2001

                                     I-5-1

================================================================================

                      CMBS MASTER LEASE AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                              VENTAS FINANCE I, LLC

================================================================================

                      CMBS MASTER LEASE AMENDMENT AGREEMENT

     THIS CMBS MASTER LEASE AMENDMENT AGREEMENT (hereinafter this "Agreement")
is dated as of the             day of          , 2003, and is by and among
                   -----------        ---------
VENTAS FINANCE I, LLC, a Delaware limited liability company (together with its successors and assigns, "Lessor"), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, "Tenant"), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. Lessor's predecessor in interest and Tenant entered into a certain Master Lease Agreement dated as of December 12, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the "Lease"), demising to Tenant certain properties.

     B. Lessor's affiliate, Ventas Realty, Limited Partnership, and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments
dated            , 2003 (as the same may have been heretofore amended, amended
      -----------
and restated, supplemented, modified, renewed, extended or replaced, the "Sale/Amendment Agreement").

     C. Lessor and Tenant desire to amend the Lease on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

     1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

     2. No Accrued Rent. Lessor and Tenant acknowledge and agree that a Refinancing Transaction has occurred and that, therefore, the Base Rent provided for in the Lease shall at all times be payable on a current basis, not partly on a current basis and partly on an accrual basis, and, notwithstanding anything to the contrary contained in the Lease, Lessor and Tenant agree that, for all purposes of the Lease, (a) Accrued Rent and Accrued Rent Interest shall equal zero, (b) a Refinancing Transaction shall be deemed to have occurred under subsection (i), (ii) and/or (iii) of the definition of "Refinancing Transaction" contained in Section 2.1 of the Lease, (c) Base Rent shall at all times equal Current Rent and vice versa, (d) the Unpaid Accrued Rent Due Date shall be deemed to have occurred on the date of this Agreement, (e) Schedule 2.1B of the Lease is hereby deleted from the Lease, and (f) the definition of "Current Rent" contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the words "two percent (2%) of the Prior Period Base Rent; provided, however, that, from and after the Unpaid Accrued Rent Due Date, for the remainder of the Rent Calculation Year during which such Unpaid Accrued Rent Due Date occurs and for each Rent Calculation Year thereafter, subject to satisfaction of the aforesaid 75% of Adjusted Base Patient Revenues test, the amount referenced in this subsection
(b) (ii) shall equal three and one-half percent (3.5%), rather than two percent (2%), of the Prior Period Base Rent (i.e. from and after the Unpaid Accrued Rent Due Date, Current Rent shall equal Base Rent)" and substituting in their place the words "three and one-half percent (3.5%) of the Prior Period Base Rent."

     3. New Definition. Section 2.1 of the Lease is hereby amended by adding thereto, in the proper alphabetical location, the following new definition:
""Lease Amendment Date": means [INSERT THE DATE OF THE CLOSING UNDER THE SALE/AMENDMENT AGREEMENT]."

     4. Article XXVI Amendments. Article XXVI of the Lease is hereby amended in the following respects:

          (a) Section 26.1 of the Lease is hereby amended by adding to the end of subsection (j) thereof the word "and" and by adding thereafter the following new subsections:

     "(k) Within three (3) Business Days following Tenant's receipt thereof, true, correct and complete copies of all professional negligence, malpractice and/or general liability actuarial studies, reports and/or analyses prepared from time to time for or by Tenant or at Tenant's direction other than those prepared by its independent auditors;

     (1) Within sixty (60) days after the close of each fiscal quarter, for any insurance company owned or controlled by Tenant (a "Captive Insurance Company"), an unaudited balance sheet and statement of operations as of the close of each such period and the related unaudited statements of income, cash flows and stockholders equity for such period and for the year to date of each Captive Insurance Company, setting forth in each case in comparative form the corresponding figures for the previous year, all prepared in accordance with generally accepted accounting principles and all certified in an Officer's Certificate to Lessor as being complete and accurate to the best of Tenant's knowledge, subject to normal year end adjustments;

     (m) Within one hundred eighty (180) days after the close of each Fiscal Year, for each Captive Insurance Company, a balance sheet and statement of operations as of the close of such Fiscal Year and the related statements of income, cash flows and stockholder's equity for such Fiscal Year, in each case with accompanying notes and schedules, prepared in accordance with generally accepted accounting principles and audited by a firm of independent certified public accountants of recognized standing selected by Tenant, which accountants shall have issued an audit report thereon;

     (n) Contemporaneously with the Lease Amendment Date, copies of the organizational documents, including, without limitation, any amendments thereto prior to the Lease Amendment Date, for each Captive Insurance Company, and, within five (5) Business Days following entry into any subsequent amendment thereof, a true, correct and complete copy of any such amendment;

     (o) Within sixty (60) days following the end of each quarter during the Term, reports, as of such quarter-end, (i) indicating the amount of the then current "total loss pick" set for professional negligence and malpractice claims against Tenant and its Subsidiaries and Affiliates and the then current breakdown of such "total loss pick" (x) between claims incurred and reported and claims incurred but not yet reported and (y) among claims incurred, whether or not reported, that are (1) insured by the Captive Insurance Company(ies), (2) insured by insurers other than a Captive Insurance Company, and (3) not insured by a Captive Insurance Company or another insurer, (ii) indicating the amount to be reserved by Tenant at the aforesaid then current "total loss pick" for claims, whether or not reported, that are uninsured or that are insured by the Captive Insurance Company(ies) and a reasonably detailed explanation of how such reserved amount was calculated and determined, (iii) identifying the portion of the reserve amount referenced in subsection (ii) above that will be funded, and the portion of such reserve that will not be funded, to the Captive Insurance Company(ies) by Tenant, and (iv) confirming that the amount to be funded to the Captive Insurance Company(ies) by Tenant is being funded on budget or, if there is a shortfall in the funding of the amount to be funded, detailing Tenant's plan for funding such shortfall to the Captive Insurance Company(ies), and, in addition, in each monthly Officer's Certificate delivered by Tenant pursuant to subsection (a) above, Tenant shall include therein a certification that Tenant is recording general and professional liability costs, on a monthly basis, in a manner consistent with the most recent actuarial valuations;

     (p) On or prior to the date which is one hundred (100) days following the end of each Fiscal Year, a report that allocates all professional negligence and malpractice liability expenses incurred by Tenant and its Subsidiaries and Affiliates during such preceding Fiscal Year to each Facility under this Lease, to each of the other Facilities under the Leases and to all other healthcare-related facilities of Tenant and its Subsidiaries and Affiliates that are not leased by Tenant under the Leases and that explains the methodology of such allocation in reasonable detail;

     (q) Within thirty (30) days following the end of each month during the Term, Medicaid Rate Variance Reports, as of such month-end, prepared by Tenant for the Facilities under this Lease, and under all of the Leases, that are skilled nursing facilities, which report shall be substantially in the form delivered by Tenant to Lessor or its affiliate on May 14, 2003 or another form reasonably acceptable to Lessor, and, within forty-five (45) days following the end of each month during the Term, the "Dennis Henson Medicaid Rate Report," or a substantially similar report reasonably acceptable to Lessor, each as of such month-end, providing a state by state evaluation and prediction of Medicaid rates;

     (r) Within forty-five (45) days following the end of each month during the Term, operating reports, as of such month-end, for each Facility under this Lease, and under each of the Leases, and for all Facilities under each of the Leases, and under all of the Leases, in the form delivered to Lessor or its affiliate on May 14, 2003 or another form reasonably acceptable to Lessor;

     (s) Within thirty (30) days following the end of each month during the Term, a "QA Management Activity Report", as of such month-end, prepared by Tenant for each Facility under this Lease, and under each of the Leases, in the form delivered to Lessor or its affiliate on May 14, 2003 or another form reasonably acceptable to Lessor, and, relative thereto, promptly following Tenant's receipt of a written request therefor from Lessor, true, correct and complete copies of any survey deficiency reports and/or plans of correction relative to any of the aforesaid Facilities designated by Lessor;

     (t) Within sixty (60) days after the commencement of each Fiscal Year, an annual capital expenditures budget for such Fiscal Year, relating only to the Leased Properties, in the form delivered to Lessor or its affiliate on May 14, 2003 or another form reasonably acceptable to Lessor and, within fifteen (15) days after any material amendment to such annual capital expenditures budget, a true, correct and complete copy of such amendment;

     (u) Within forty-five (45) days following the end of each month during the Term, a capital expenditures report, as of such month-end, relative to each Facility under this Lease, and under all of the Leases, in the form delivered to Lessor or its affiliate on May 14, 2003 or another form reasonably acceptable to Lessor, and, including with each such report, project level expenditure detail by Facility;

     (v) Within thirty (30) days after the close of each of the first three fiscal quarters, and within thirty (30) days after the close of each Fiscal Year, a report, in form reasonably acceptable to Lessor, regarding changes in the number of licensed beds and so-called "banked beds", at each Facility, at all Facilities in the aggregate under this Lease and at all Facilities in the aggregate under all of the Leases."

          (b) Section 26.3 of the Lease is hereby amended by adding to the end thereof the following additional provisions: "Relative to the foregoing matters,
(a) Tenant agrees that those officers and managerial-level employees of Tenant and its Subsidiaries and Affiliates as are reasonably designated by Lessor shall attend the above described quarterly and/or Facility level meetings and reviews,
(b) each of the aforesaid quarterly meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur on the first Tuesday that is more than fifteen (15) days following the earlier of the date of filing or the filing due date of the Form 10Q or 10K, as applicable, that Tenant is required to file following the close of the quarter-to-be-reviewed, and (c) the aforesaid Facility level meetings and reviews shall, unless otherwise agreed by Lessor and Tenant, occur simultaneously with the aforesaid quarterly meetings and reviews and, in addition, from time to time at other times designated by Lessor upon ten
(10) Business Days written notice to Tenant."

          (c) Article XXVI of the Lease is hereby amended by adding to the end thereof the following new Section 26.5, Section 26.6 and Section 26.7:

     "Section 26.5 Additional Tenant Assistance. Tenant agrees that Tenant's chief executive officer and chief financial officer shall be made available by Tenant, upon two (2) Business Days (five (5) Business Days, if an in-person meeting is required) prior verbal and electronic notice from Lessor, to hold meetings with, make presentations to and/or answer questions and inquiries by investment advisers, analysts, underwriters, bankers and other lenders, rating agencies and other persons and organizations designated by Lessor in connection with transactions conducted by Lessor from time to time. Tenant shall not be required to incur any out-of-pocket expenses (other than nominal expenses) in connection with any such request by Lessor.

     Section 26.6 Electronic Format. All reports, statements and other materials delivered by or on behalf of Tenant to Lessor under this Article XXVI shall be delivered to Lessor in electronic format, if available.

     Section 26.7 Similar Reports. If Tenant shall at any time begin to prepare new or additional reports, statements or other materials containing the same or similar information as is contained in any of the reports, statements or other materials that Tenant is required to deliver to Lessor by the terms of the other Sections of this Article XXVI, Tenant shall deliver such new or additional reports, statements or other materials to Lessor, promptly following Tenant's preparation of the same."

     5. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

     6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

     7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

     10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

     11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                       TENANT:

                                       KINDRED HEALTHCARE, INC., a
                                       Delaware corporation formerly known as
                                       Vencor, Inc.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TENANT:

                                       KINDRED HEALTHCARE OPERATING, INC., a
                                       Delaware  corporation  formerly  known as
                                       Vencor Operating, Inc.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       LESSOR:

                                       VENTAS FINANCE I, LLC, a Delaware
                                       limited liability company


                                       By:
                                          --------------------------------------
                                          T. Richard Riney, Executive
                                          Vice President

                           [TENANT'S LENDERS' CONSENT]

                                 Acknowledgments

STATE OF                              )
         ----------------------------

COUNTY OF                             )
         ----------------------------

     This            day of                                , 2003, personally
          ----------        -------------------------------
came before me                                      , a Notary Public in and for
               -------------------------------------
said County and State,                                      , who being by me
                       -------------------------------------
duly sworn, says that he is the                                     of KINDRED
                                -----------------------------------
HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said
                                       -------------------------------
acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this           day of
                                                  ---------
                 , 2003.
-----------------

                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


-----------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ----------------------------

COUNTY OF                             )
          ---------------------------

     This             day of                , 2003, personally came before me
          -----------        ---------------
                                  , a Notary Public in and for said County and
----------------------------------
State,                                 , who being by me duly sworn, says that
       --------------------------------
he is the                               of KINDRED HEALTHCARE OPERATING, INC., a
          -----------------------------
Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly
given. And the said                            acknowledged the said writing to
                    --------------------------
be the act and deed of said corporation.

     WITNESS my hand and notarial stamp/seal this      day of             ,
                                                  ----        ------------
2003.

                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


-----------------------------
[Notarial Stamp/Seal]

STATE OF                              )
         ----------------------------

COUNTY OF                             )
          ----------------------------

     This              day of               , 2003, personally came before me
          ------------        --------------
                            , a Notary Public in and for said County and State,
----------------------------
T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President of VENTAS FINANCE I, LLC, a Delaware limited liability company, and that said writing was signed and sealed by him on behalf of such limited liability company. And the said Executive Vice President acknowledged the said writing to be the act and deed of said limited liability company.

     WITNESS my hand and notarial stamp/seal this          day of              ,
                                                  --------        -------------
2003.

                                                  ------------------------------
                                                  Notary Public

My Commission Expires:


-----------------------------
[Notarial Stamp/Seal]

                 [ACKNOWLEDGEMENT FOR TENANT'S LENDERS' CONSENT)

                                    EXHIBIT J

                           BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, Ventas Realty, Limited Partnership, a Delaware limited
partnership ("Seller"), hereby transfers and assigns to                     , a
                                                       ---------------------
                [certain Purchasers are permitted per the Agreement]
---------------
("Purchaser"), all of Seller's right, title and interest, if any, in the following (collectively, the "Personal Property"): (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the "Land") or in any buildings, structures, fixtures or other improvements located on the Land (the "Improvements"); (b) all transferable warranties or guaranties held by Seller, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years' property tax payments.

     This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Property and Master Lease Amendments dated as
of                 , 2003 between Seller and Kindred Healthcare, Inc. and
  -----------------
Kindred Healthcare Operating, Inc. (the "Sale/Amendment Agreement"). The Personal Property, if any, is transferred in "AS IS", "WHERE IS", "WITH ALL FAULTS" condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of Section 14 and the other provisions of the Sale/Amendment Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as
of the       day of         , 2003.
      ------        --------

                                            SELLER:

                                            VENTAS REALTY, LIMITED PARTNERSHIP,
                                            a Delaware limited partnership

                                            By: Ventas, Inc.
                                            Its: Sole General Partner


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Its:
                                                   -----------------------------

                                    EXHIBIT A

                         TO BILL OF SALE AND ASSIGNMENT

                                    EXHIBIT K

                                   AHCA Letter

                                  May
                                     ---------

Mr. William McCort
Program Administrator
Agency for Health Care Administration
2727 Mahan Drive, Bldg. 1, Room 220
Tallahassee, FL 32308

     RE: Change of Ownership Applications Filed by "FI" Entities for 15 Florida Skilled Nursing Facilities Owned by Ventas

Mr. McCort:

     As you know, Ventas Realty Limited Partnership ("Ventas") currently owns 15 Florida skilled nursing facilities and leases those premises to Kindred Healthcare, Inc., and Kindred Healthcare Operating, Inc., under four Master Lease Agreements. The 15 Florida skilled nursing facilities are operated by wholly owned and controlled subsidiaries of Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., (individually and collectively, "Kindred"). Therefore, Kindred currently holds the licenses to operate the 15 Florida skilled nursing facilities.

     As you are also aware, Kindred has announced its intention to exit the Florida skilled nursing market as an operator. In connection with its stated intent, Kindred planned to sublease the facilities to new third-party (i.e. non-affiliate) entities who would become the licensed operator for each premise. For that purpose, change of ownership ("CHOW") applications have been filed with AHCA by the following "FI" entities (individually and collectively, "Applicants") for the following locations:

          a.   FI-Waldemere, L.L.C. - Waldemere Place, Sarasota, FL

          b. FI-Sanford Rehab, L.L.C. - Healthcare and Rehab of Sanford, Sanford, FL

          c. FI-Titusville, L.L.C. - Titusville Rehabilitation and Nursing Center, Titusville, FL

          d. Fl-Windsor Woods, L.L.C. - Windsor Woods Rehab and Healthcare Center, Hudson, FL,

          e. FI-Bay Pointe, L.L.C. - Bay Pointe Nursing Pavilion, St. Petersburg, FL,

          f.   FI-Winkler Court, L.L.C. - Winkler Court, Ft. Myers, FL

          g.   FI-Carrollwood Care, L.L.C. - Carrollwood Care Center, Tampa, FL

          h.   FI-Evergreen Woods, L.L.C. - Evergreen Woods, Springhill, FL

          i. FI-Tampa, L.L.C. - Rehabilitation and Healthcare Center of Tampa, Tampa, FL

          j. FI-Cape Coral, L.L.C. - Rehabilitation and Healthcare Center of Cape Coral, Cape Coral, FL

          k. FI-Casa Mora, L.L.C. - Casa Mora Rehabilitation and Extended Care, Bradenton, FL

          l. FI-Pompano Rehab, L.L.C. - Pompano Rehabilitation and Nursing Center (491 West Sample Road, Pompano Beach, FL)

          m. FI-Highland Pines, L.L.C. - Highland Pines Rehabilitation and Nursing Center, Clearwater, FL

          n. FI-Pompano Rehab, L.L.C. - Pompano Rehabilitation and Nursing Center (51 West Sample Road, Pompano Beach, FL)

          o. FI-The Abbey, L.L.C. - Abbey Rehabilitation and Nursing Center, St. Petersburg, FL

     Again as you are aware, Ventas objected to the completion and approval of the CHOW applications on the basis that, as the ultimate property owner and lessor, Ventas has not provided its consent to the proposed CHOW transaction. Although Kindred and the Applicants took issue with Ventas' position in this regard, we understand that the dispute resulted in AHCA holding the applications for review as permitted by Florida law.

     The undersigned parties are pleased to inform you that they have reached a resolution of the dispute-an agreement pursuant to which Kindred will acquire the 15 skilled nursing facilities from Ventas. (In turn, Kindred is in discussions to lease or sell the facilities to Applicants). Thus, upon closing of that sales transaction between Ventas and Kindred, the issue of whether Ventas' consent is required for approval of the applications will become moot because Ventas will no longer be the property owner and ultimate lessor. Closing of the sale from Ventas to Kindred is anticipated to occur on or before June 30, 2003.

     Accordingly, the undersigned parties hereby request that AHCA continue to process the applications, with completion of the applications and final approval being contingent upon the Applicants providing evidence to AHCA, with simultaneous notice to Ventas, that the above-referenced sale by Ventas to Kindred has occurred.

                                              VENTAS REALTY, LIMITED PARTNERSHIP


                                              BY:
                                                  ------------------------------


                                              APPLICANTS


                                              BY:
                                                  ------------------------------


                                              KINDRED HEALTHCARE, INC.


                                              BY:
                                                  ------------------------------


                                              KINDRED HEALTHCARE OPERATING, INC.


                                              BY:
                                                  ------------------------------

                                    EXHIBIT L

                                  Ground Lease

                                                                 Facility # 1217

                                 Mora Addition

                             NINETY-NINE YEAR LEASE

          THIS INDENTURE OF LEASE, made and entered into this 1st day of June, 1982, by and between ALPHA MEDICAL LAND CORP., hereinafter referred to as "Landlord", a Florida corporation and BRADENTON CARE CENTER, LIMITED, a Florida limited partnership; hereinafter referred to as "Tenant":

          WITNESSETH:

          (1) That for the term and upon conditions, and for considerations hereinafter expressed, the Landlord has leased and demised and does hereby lease and demise, unto said Tenant, and the said Tenant does hereby lease from the said Landlord, the following described real estate situated in Manatee County, Florida, to-wit:

          See Exhibit "A" attached hereto and made a part hereof. (The land described on Exhibit "A" is sometimes referred to herein as the "leased premises", the "real property", the "property", the "land", the "premises" or the "demised premises").

          (2) The term of this lease is for a period of ninety-nine (99) years commencing on June 1st, 1982 (the "commencement date"). In addition thereto, an option to renew for an additional ninety-nine (99) year period is granted to the Tenant provided written notice to Landlord is given six (6) months prior to the termination of the first ninety-nine (99) year term.

          (3) Tenant shall pay as rental for the premises for and during the term of this lease the following:

               (a) The sum of seven thousand eighty two and 40/100 ($7082.40) DOLLARS for the first year of this lease. All amounts are payable monthly in advance on the first day of the month. The Landlord acknowledges receipt of the first month's rent upon the signing of this lease.

               (b) During January , 1983, the premises shall be appraised in the manner provided in Section (6) herein. The annual rental, beginning June 1st, 1983, shall then be equal to ten (10%) percent of the appraised value of the premises (land without improvements) and shall be in effect for a period of five years before being adjusted as herein provided. A reappraisal of the premises (in the manner provided in Section (6) herein) shall be made on or about the tenth month of the last year of each fifth year period and a subsequent adjustment shall then be made in the annual rental for each succeeding five year period during the remaining term of this lease to equal ten (10%) percent of the appraised value to the premises.

               (c) If, during the term of the lease, a portion of the land shall be condemned or taken for a reappraisal for the purpose of adjusting the rental rate as a result of such taking. Said rental shall be paid at such place or address as may be designated by Landlord from time to time hereafter, in writing. The rentals herein specified are to be paid in legal currency of the United States of America. Any installment of rent not paid when due, shall bear interest from its due date at the rate of nine percent (9%) per annum until paid, and all monies or other sums which may become due to Landlord hereunder by reason of any of the provisions of this lease, shall be a lien upon the property, and upon all buildings, improvements and equipment which may be placed thereon. The lien hereby created and given is cumulative and is in addition to all statutory liens and rights for rent created by the laws of the State of Florida, now in force or hereafter enacted.

          (4) On any anniversary from the commencement date of this lease, the Landlord shall have the right to require the tenant to purchase the property (together with all improvements constructed by the Tenant thereon) at a purchase price equal to the appraised value (determined in accordance with Section 6 herein) of the property (land without improvements). In no event, however, shall the purchase price be less than SEVENTY THOUSAND EIGHT HUNDRED TWENTY FOUR DOLLARS ($70,824.00) during the initial ten (10) year period hereof. The appraised value of the property shall be determined by the method as described in Section (6) hereof. The right of the Landlord to require the Tenant to purchase the property shall be exercisable by the Landlord by giving the Tenant written notice of its election to require purchase at least three (3) months prior to the end of any one year anniversary date. In the event the Landlord elects to exercise the right to require purchase by the Tenant herein granted, the Landlord shall convey title to the property to Tenant by Warranty Deed, free and clear of all liens and encumbrances except zoning and governmental regulations, taxes for 1982 and subsequent years, restrictions and easements of record, assessments made after the commencement date and further subject to the acts of tenant subject to the commencement date. Within thirty (30) days of the determination of the purchase price, Landlord shall furnish to Tenant, at Landlord's expense, a title insurance commitment issued by a qualified title insurer agreeing to issue to Tenant, upon recording of the aforedescribed Warranty Deed, an Owner's Policy of Title Insurance in the amount of the purchase price, insuring title of the Tenant to the property. Landlord shall bear the expense of the State of Florida excise taxes which are required to be affixed to the Warranty Deed, and the cost of recording any corrective instruments. Tenant shall bear the expense of recording the Warranty Deed. Any prepaid rents shall be prorated as of the date of closing.

          (5) Commencing on the 20th anniversary date from the commencement date hereof and on any anniversary date thereafter, the Tenant, shall have the right to purchase from the Landlord the property (together with all improvements constructed by the Tenant thereon) at a purchase price equal to the appraised value of the property (land without improvements). The appraised value of the property shall be determined by the method as hereinafter described in Section
(6) hereof. The right to purchase granted to the Tenant shall be exercisable by the Tenant by giving the Landlord written notice of its election to purchase at least three (3) months prior to any one-year anniversary date subsequent to the 20th anniversary from the commencement date of this lease. In the event the Tenant elects to exercise the right to purchase the property, the Landlord shall convey title to the property to Tenant by Warranty Deed, free and clear of all liens and encumbrances except zoning and governmental regulations, taxes for 1982 and subsequent years, restrictions and easements of record, assessments made after the commencement date and further subject to the acts of tenant subject to the commencement date. Within thirty (30) days of the determination of the purchase price, Landlord shall furnish to Tenant, at Landlord's expense, a title insurance commitment issued by a qualified title insurer agreeing to issue to Tenant, upon recording of the aforedescribed Warranty Deed, an Owner's Policy of Title Insurance in the amount of the purchase price, insuring title of the Tenant to the property. Landlord shall bear the expense of the State of Florida excise taxes which are required to be affixed to the Warranty Deed, and the cost of recording any corrective instruments. Tenant shall bear the expense of recording the Warranty Deed. Any prepaid rents shall be prorated as of the date of closing.

          (6) Whenever an appraisal of the leased premises is required by the terms of this lease, said appraisal shall be by an appraiser mutually acceptable to both Landlord and Tenant, the fee for the appraiser to be paid by the Tenant. In the event the parties are unable to agree upon a single appraiser within thirty (30) days of the date an appraisal is required hereunder, then the appraisal shall be made by a board of three (3) appraisers with each party naming one (1) appraiser and the two (2) named appraisers selecting a third appraiser. The decision of a majority of this board shall be binding on the parties. The fee for the appraisers named will be borne by the parties selecting the appraiser, and the third appraiser's fee shall be split between the Landlord and the Tenant. If either of the parties shall refuse or neglect to appoint an appraiser, then the party so appointing an appraiser shall notify the other party that he must appoint an appraiser within five (5) days after receipt of such notice. If after the expiration of said five-day period the other party still has not appointed an appraiser, the party so appointing an appraiser must again notify the other party that he still remains in default through his failure to so appoint an appraiser, and after a five-day period from the date of mailing of a letter by Certified Mail, Return Receipt Requested, giving said notice, and upon such other party making the request may appoint another appraiser to act on behalf of the party so failing to appoint. The appraiser so appointed may then proceed and act in all respects as if he were appointed by the party so failing to make such appointment. In the event that two appraisers should be appointed by the parties and they fail to select a third appraiser within thirty (30) days after the selection of the last of the two appraisers, then the third appraiser shall be named by a court of competent jurisdiction.

          (7) As a part of the consideration for this lease, and in addition to the rental hereinbefore provided, Tenant shall, and it does hereby bind and pledge itself to pay, after the commencement date, all taxes, assessments or other charges of any nature and kind whatsoever, that may be levied, imposed, charged or assessed against the property, or any improvements now thereon, or which in the future may be placed thereon, by any governmental or taxing body whatsoever, excepting only such taxes or other charges as may arise from inheritance, estate, succession, or income taxes of Landlord, any other tax of Landlord due any taxing agency under any present or future law. All of the above enumerated additional obligations resting upon Tenant shall be paid promptly as they shall each severally become due and payable it being the intention of this lease and of the parties that this shall be a net lease. The Landlord shall receive all sums which may be payable to it hereunder free of all charges, damages and deductions, and the entire responsibility for the maintenance and repair of the premises shall rest with Tenant. Subject only to performance by Landlord of its covenants herein contained, this lease and the demised premises shall be carefree to the Landlord, except for the collection of rent.

          (8) In the event the Tenant shall become insolvent, bankrupt, or make any assignment for the benefit of the creditors, or if it or its interests hereunder shall be levied upon or sold under execution or other legal process, the Landlord may continue or terminate the lease, provided, that in the event this lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date or the surrender of the premises to the Landlord, or the date of re-entry of the Landlord, whichever first occurs, whether before or after the closing of the nursing home plus an amount equal to the unpaid accrued rent, without acceleration, up to such date.

          (9) Upon Tenant's failure to pay an installment of rent when due or if the Tenant shall fail to observe and perform any of the other conditions, agreements or provisions of this lease, it shall be lawful thereupon, after Landlord shall have notified the Tenant, and the Tenant shall not have rectified such failure within 120 days after giving of such notice to it for Landlord to re-enter and repossess the premises, to remove all persons therefrom, and all rights of Tenant shall immediately cease and terminate. The failure on the part of the Landlord to re-enter or repossess the premises or to exercise any of its rights hereunder upon any default, shall not be deemed a waiver of any of the terms and conditions of this lease, and shall not preclude the Landlord from the exercise of any such rights upon any subsequent occurring default or defaults. Anything herein contained to the contrary notwithstanding, if the premises are not being used as a nursing home facility under the jurisdiction of the State of Florida or other supervisory authority, then in the event of a default by Tenant, Landlord, at its option, may elect to accelerate the rents to a maximum sum equal to twelve (12) months rent plus an amount equal to the accrued but not paid rent to the date of default and bring suit for same. In the alternative, Landlord may at once terminate this lease by written notice to tenant, whereupon this lease shall expire and Landlord may re-enter and repossess the premises. Landlord's remedies shall be cumulative to any other remedies provided by law.

          (10) Tenant covenants and agrees to carry, during the term of this lease, Landlord and Tenant liability insurance in the amount of ONE MILLION DOLLARS ($1,000,000.00), all premiums to be paid by Tenant, and the policy or policies shall show the respective interests of the Landlord and the Tenant. Tenant covenants and agrees, during the term of this lease, to carry such liability insurance in such greater amounts as may be required by regulatory authorities from time to time, and to carry such greater amounts of such insurance as may reasonably be required by Landlord to reflect the fluctuations in the value of the United States dollar so that the premises shall be insured in an amount usual and customary for the then current use of the premises; provided, however, in no event shall the required insurance be more than fifteen
(15) times the appraised value of the property as determined from time to time herein.

          (11) Tenant will at all times save harmless the Landlord and the demised premises, and the improvements thereon, and all future improvements thereon, from all liens and penalties in connection with the taxes herein provided to be paid by Tenant, and from any claim or claims for curbing, paving, water pipe, sewer, culverts, drains, or other street or public improvements of any nature, or for any taxes or other assessments, including any reconstruction or repair of streets or sidewalks, and also for any and all claims for damages which may in any way arise during the term of this lease, and be or become chargeable to or payable for or in respect to said premises, and will, if requested by landlord, exhibit to Landlord, receipts showing that all taxes and any such assessments for the preceding year or years have been paid, and will, upon written application of Landlord for inspection and such use as may be proper in protecting the interest of Landlord in the premises, show written evidence of any and all such payments whenever demanded. It is expressly understood and agreed, however, that the Tenant may at its sole expense, if in good faith and upon reasonable grounds, dispute the validity of any tax assessment or other charge, lien, penalty or claim, including liens or claims of materialmen, mechanics, or laborers, or others, and defend against the same, and may in good faith, conduct any necessary proceedings to prevent and avoid the same, and the Tenant shall not, in the event of and during the bona fide prosecution of such litigation be held in default with reference to the subject matter of such litigation; provided, however, if the aggregate amount of all liens or claims which are the subject of contest or litigation, and are being contested and litigated, shall at any time equal or exceed the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), including interest, penalties and costs, the Tenant shall give to the Landlord a bond in penal sum equal to not less than one hundred twenty-five percent (125%) of the aggregate amount of all liens and claims being contested or litigated, with some surety company licensed and authorized to do business in the State of Florida and approved by Landlord, as surety, with the condition to pay all of such liens or claims, or such part thereof as shall be finally judged to be due and owing, and to save Landlord harmless therefrom and from any part thereof.

          (12) During the term of the lease, the Tenant shall at all times at its sole expense, keep all buildings and improvements situate at the premises herein demised in good order, condition and repair, and shall at all times save and keep the Landlord herein free and harmless from any and all liability occasioned by any act or neglect of Tenant, or any agent or employee of Tenant, or any tenant of said premises holding under said Tenant, or arising from any other cause whatsoever, not the direct or indirect fault of Landlord or its agents, and shall indemnify and save harmless the Landlord against any loss, costs, damage or expense arising out of or in connection with the construction or repair of any building or improvement upon said premises, and out of or in connection with any accident causing injury to any property or person or persons whomsoever, and due directly or indirectly to the condition or use of said premises, or any part thereof, by Tenant or any other person holding under said Tenant, and this provision shall extend to any and all injuries or liabilities which may arise in the event of the razing or removing of any improvements now or hereafter located upon said property.

          (13) Tenant shall at all times during the term of this lease see to the payment of all charges for sewer, water, gas, electric current, whether for power or lighting, telephone service and any and all other charges for utilities service used in, upon or about said premises.

          (14) Tenant shall have the right to construct such buildings and improvements as shall be required for its nursing home business. No such buildings and improvements, however, shall be constructed until plans for same have been reviewed and approved by Landlord, which approval shall not be unreasonably withheld. Landlord's right of approval shall extend to matters of architectural style, to the end that the improvements shall compliment existing and planned development of Landlord's contiguous and adjacent properties.

          (15) Neither the Tenant nor anyone claiming by, through or under Tenant, including contractors, subcontractors, materialmen and laborers, shall have any rights to file or place any mechanic's or materialmen's liens of any character whatsoever upon the leased property or upon any building or improvement thereon. As authorized by Section 713.10, Florida Statutes, the interest of Landlord in the property shall not be subject to liens for improvements made by Tenant, and such fact shall be disclosed of record either by recording this lease or a notice of lease disclosing such fact in the Public Records of Manatee County, Florida.

          (16) Tenant covenants and agrees to save the Landlord harmless from any damages to owners of adjoining property by reason of any changes, repairs, alterations, building or erection of any improvements now or hereafter upon said leased premises.

          (17) Tenant covenants and agrees that it will make no unlawful use of the premises, nor permit the same to be used in anywise contrary to any valid law or ordinance of the State of Florida, the County of Manatee, or any other governmental agency, and that it will keep and maintain said premises in a suitable and sanitary condition so as not to permit the same to become a public nuisance. Tenant further covenants and agrees that it will use the leased premises only for a nursing home, associated parking and service facilities, and none other, without the prior written consent of Landlord obtained and recorded in the public records of Manatee County, Florida, which consent shall not be unreasonably withheld.

          (18) Landlord hereby covenants and agrees with Tenant that it is seized in fee simple of the leased premises and that the same are free of all liens and encumbrances, except taxes for the current year; that conditioned upon the Tenant's observance and performance of the obligations entered into upon its behalf, Landlord will warrant to Tenant peaceable possession and enjoyment of the leased premises against any person or persons whomsoever, claiming in any manner by, from, through, or under Landlord.

          (19) Upon the payment of rent as herein stipulated and upon the prompt performance of all of the other terms and conditions hereof provided by the Tenant to be kept and performed, the Tenant shall have undisturbed and peaceable possession of the leased premises for the term herein set forth.

          (20) Upon the termination of this lease, either due to the breach of any covenant herein set forth or to the expiration of the same at the end of the term hereof, then in either event all buildings and improvements of whatsoever nature at that time standing upon the premises herein demised and leased shall become and remain the sole and absolute property of the Landlord.

          (21) If the entire leased premises shall be taken under the exercise of the power of eminent domain by any competent governmental authority, this lease shall terminate as of the date of such taking; and in that event, the rentals due hereunder shall be apportioned between the Tenant. If less than the entire leased premises shall be taken under the exercise of the power of eminent domain, this lease shall not terminate but shall continue in full force and effect as to the remaining portion of the leased premises and the rents thereafter due shall be adjusted as provided in Section (3) hereof and the lease shall not otherwise be affected thereby. If either the entire leased premises or only a part thereof are so taken, the Tenant shall receive the amount awarded for necessary repair or reconstruction of the building, loss of future business and business interruption, and the Landlord shall receive the portion of the award for the taking of the land and damages to the residue of the property.

          (22) The Landlord may, at any time pending a suit based upon this lease, apply to the court having jurisdiction thereof for the appointment of a receiver, and such court shall forthwith appoint a receiver of the leased property, including all the income profits and revenues from whatever source derived. Such appointment shall be made by such court as an admitted equity and a matter of absolute right to said Landlord. Such rents profits, income and revenues shall be applied by such receiver against the rental herein provided.

          (23) It is understood and agreed that all covenants, terms and conditions of this lease extend to and are binding upon the successors, heirs, personal representatives and assigns of each and both of the parties hereto.

          (24) It is further convenanted and agreed by and between the parties hereto that in case the Landlord shall, without any fault on its part, be made a party to any litigation commenced by or against the Tenant, the Tenant shall be and is under the obligation to defend, at Tenant's expense, the Landlord in such litigation, with the right of Landlord at its expense, to furnish additionally such defense thereto as Landlord may wish.

          (25) The Tenant shall not assign this lease nor any rights thereunder, nor shall Tenant sublet any portion of the premises herein described, without the prior written consent of Landlord, however, such consent shall not be unreasonably withheld. It is acknowledged that part of the consideration for this lease is the continued operation of a nursing home on the demised premises, and this provision shall be liberally construed to fulfill this purpose. Also, this clause shall not prohibit Tenant from mortgaging the leasehold interest without the prior consent of Landlord.

          (26) It is understood by the parties hereto that an original and one copy has been executed by each the Landlord and Tenant, and each and all of said signed copies shall be considered and shall constitute originals hereof.

          (27) Wherever the term Landlord or Tenant is used herein, it shall include the masculine, feminine, neuter, singular, plural, corporation or individual, and either sex.

          (28) This lease or a "Notice of Lease" executed in recordable form may be recorded in the public records of Manatee County, Florida, at the expense of Tenant. In the event a Notice of Lease is recorded, the notice shall include the following: Pursuant to Section 713.10, Florida Statutes, the lease provides that the interest of the Landlord shall not be subject to liens for improvements made by the Tenant.

          (29) Should Tenant fail to comply with any term in this lease, then Landlord may, but shall not be obligated to effect such compliance without thereby waiving a default, and any and all costs incurred by Landlord in connection therewith shall be due and payable forthwith to Landlord with interest at the rate of nine percent (9%) per annum.

          (30) In connection with any litigation arising out of this lease, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees for such litigation and any subsequent appeals.

          (31) The waiver by Landlord of any breach of any term hereof shall not be deemed to be a waiver of such term or any subsequent breach of the same or any other term. Subsequent acceptance of rent by Landlord shall not be deemed a waiver of any preceeding breach by tenant of any term other than the failure of tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceeding breach at the time of acceptance of such rent. No provision of this lease shall be deemed waived by Landlord unless such waiver be in writing signed by Landlord.

          (32) Landlord may, during the term of the lease, enter to inspect the demised premises, or to make any alterations or repairs that may be necessary for its safety or preservation if same are not made by Tenant as required, and may show the premises to others, all such entry to be at reasonable times and upon reasonable notice to Tenant.

          IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

Signed, sealed and delivered in             BRADENTON CARE CENTER, LIMITED
the presence of:


/s/                                         By: /s/ Robert G. Roskamp
----------------------------                   ---------------------------------


/s/
----------------------------

Attest:
       ---------------------


Signed, sealed and delivered in             ALPHA MEDICAL LAND CORP.
the presence of:


/s/ Grace Lord                              By: /s/ John Lehman
----------------------------                   ---------------------------------


/s/ Evelyn E. Culler
----------------------------

Attest:
       ---------------------

STATE OF FLORIDA
COUNTY OF Manatee

          Before me, the undersigned authority, personally appeared, Robert Roskamp, General Partner of Bradenton Care Center Limited, and John Lehman M.D. the Vice President of Alpha Medical Land Corp., and this day acknowledged before me that they executed the foregoing instrument, as such partner and officer, for the uses and purposes therein expressed.


                                       Notary Public, State of Florida at large
     /s/ Verna Becton                  My Commission Expires August 18, 1984
----------------------------           -----------------------------------------
     Notary Public,                    Commission Expiration Date

     June 1, 1982

Commence at the NE corner of the SW 1/2 of Section 32. Township 34 South. Range 17 East. Manatee County, Florida; thence N 89 DEG. 90'11" W along the centerline of 17th Street West, 1265.62 feet; thence S 00 DEG. 41'07" W, 70.62 feet to the South Right-of-Way Line of said 17th. Street West for the Point of Beginning; thence continue S 00 DEG. 41'02" W, 441.65 feet to the North Right-of-Way Line of a private and; thence N 89 DEG. 18'59" W, along said North Right-of-Way line,
46.94 feet to the P.C. of a curve, concave to the Northeast, havinq a radius of
265.0 feet and delta angle of 46 DEG. 07'50"; thence Northwesterly, along the arc of said curve. 213.36 feet to the P.T. of said curve; thence S 43 DEG. 11'O3" W, 136.75 feet to the P.C. of a curve, concave to East, having a radius of 20.0 feet and delta angle of 99 DEG. thence Northeasterly, along the arc of said curve, 31.42 feet to the P.T. of said curve; thence N 46 DEG. 48'52" E, along the Easterly Right-of-Way Line of aforesaid 17th, Street West, 71.63 feet to the P.C. of a curve, concave to Southeast, having a radius of 709.0 feet and delta angle of 27 DEG. 44'11"; thence Northeasterly, along the arc of said curve
342.74 feet to the Point of Begining. The above lying in Section 32, Township 34 South, Range 17 East, Hanatee County, Florida Contains 2.36 acres, more or less.

FOR: ALPH MEDICAL LAND CORPORATION
         C/O HS. BETTON

DATE: 4-7-82

SURVEYOR'S CERTIFICATE:

     I, THE UNDERSIGNED REGISTRED LAND SURVEYOR, DO HEREBY CERTIFY THAT THIS FLAT IS A TRUE REPRESENTATION OF THE LANDS DESCIRIBED AND SHALL HERE TO THE BEST OF MY KNOWLEDGE AND BELIEF.


                                            By: /s/ George A. Aspinall
                                            ------------------------------------
                                               George A. Aspinall
                                               REGISTERED LAND SURVEYOR
                                               FLORIDA CERT. NO. 1512

                                                                       Illegible

                                                               O.R. 1036 PG 1735

                          AMENDMENT TO LEASE AGREEMENT

          THIS AMENDMENT to Lease Agreement made and entered into this 18th day of October 1982, by ALPHA MEDICAL LAND CORPORATION, a Florida corporation, hereinafter called "Landlord", and BRADENTON CARE CENTER, LTD., a Florida Limited Partnership, d/b/a Carol Lou Mota Care Center, hereinafter called "Tenant".

                                   WITHESSETE:

          WHEREAS, the parties executed a Ninety-Nine Year Lease dated the 1st day of June, 1982, concerning the following property in Manatee County, Florida:

          Real Property described on the exhibit marked Exhibit A,. which was attached to the agreement dated the lst day of June, 1982, and made a part thereof.

For a term of ninety-nine years, commencing on the 1st day of June, 1982, and

          WHEREAS, the parties have mutually agreed to modify the terms of said least.

          NOW THEREFORE, in consideration of the mutual agreements of the parties hereto, it is agreed as follows:

          1. The parties hereby agree that the Landlord shall lease aad demise to Tenant and Tenant shall lease from Landlord the real estate situated in Manatee County, Florida described as follows: to wit:

          The property as described on Exhibit A and attached hereto and made a part hereof.

          2. It in covenanted and agreed between the Landlord and Tenant that the Tenant shall have the right to mortgage or convey by any other instrument adequate for the purpose of securing any actual bona fide debt, this lease or the leasehold interest of the Tenant created by it together with all its right and interest in the building and improvements now on or hereafter to be placed upon the within described premises.

          In the event of any breach or default of any of the convenants, terms or conditions of this lease by the Tenant, the holder of such mortgage or other instrument above provided for, may before forfeiture make any and all payments and do and perform all acts or things which may be necessary or required to prevent a forfeiture of said lease, and shall thereby and thereupon be aubrogated to all the rights of the Tenant under the lease. In

                                                               O.R. 1036 PG 1736
furtherance of this provision, the Landlord covenants and agrees that if the holder of any said mortgage or other instrument above referred to notifies said Landlord in writing that such mortgage or other instrument has been executed and delivered by Tenant to it, then the Landlord will notify the said holder in writing of any breach or default by Tenant. Said holder shall thereupon have thirty (30) days from receipt of such notice in which it may at its option and in its discretion elect to do those acts, as above provided, necessary or required to prevent a forfeiture of this lease. If said holder so elects and notifies Landlord and Tenant in writing of its election, then said holder shall acquire all right, title and interest of Tenant under this lease, including the option to purchase as above provided. In such event, Tenant agrees to execute and deliver to said holder such assignment or other document as may reasonably be necessary or required to give effect to this provision.

          Notwithstanding all other provisions contained herein, in the event of any breach or default by Tenant of any of the covenants, terms, and conditions of any mortgage given by Tenant as permitted above, Landlord shall, at its option, have the right to pay in full the outstanding principal balance, accrued interest, costs, and attorney's fees owed to the mortgagee, and mortgagee shall then assign its note and mortgage and all of the rights under this lease to Landlord without recourse. In furtherance of this provision, any mortgagee hereunder covenants and agrees to notify Landlord in writing that its mortgage is in default by Tenant. Landlord shall then have 10 days from receipt of said notice from mortgagee to exercise its option to purchase the note and mortgage of mortgagee without recourse, and 20 more days after giving mortgagee written notice of its election to purchase the note and mortgage to close the purchase. If Landlord shall fail to comply with these provisions completely and in a timely manner, any rights granted to Landlord under this paragraph shall expire.

          However, the mortgagee or other holder above referred to shall in no way be liable to the Landlord for the payment of any rents or for the performance of any other covenants, terms or conditions of or under this lease until such time as it shall

                                                               O.R. 1036 PG 1737
acquire, by conveyance from the Tenant, or by foreclosure or otherwise as provided by law or by the terms of the mortgage, other instrument or this lease, all the right, title and interest of the Tenant under this lease, but in such event such mortgagee or other holder shall be bound by the terms of this lease to the same extent as the Tenant had it retained its interest thereunder.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed in their respective names, the day and year first above written.

Signed, sealed and delivered   BRADENTON CARE CENTER LTD.,
in the presence of:            a Florida Limited Partnership,
                               d/b/a CAROL LOU MORA CARE CENTER


/s/                            By: /s/ Robert G. Roskamp
----------------------------       ------------------------------------
                               Robert G. Roskamp, General Partner


                               ALPHA MEDICAL LAND CORPORATION,
                               a Florida Corporation,
                               General Partner


/s/                            By: /s/ Walter B. Graham
----------------------------       ------------------------------------   [SEAL]
                               Walter B. Graham, M.D.
                               President


STATE OR FLORIDA
COUNTY OF MANATEE

          The foregoing instrument was acknowledged before me this 18th day of October, 1982, by Robert G. Roskamp, as General Partner, of Branenton Care Center Ltd., a Florida limited partnership, d/b/a Carol Lou Hora Car Center, on behalf of the limited partnership.

                               /s/ Sandra T. Baldwin
                               ----------------------------------------   [SEAL]
                               Notary Public
                               My Commission Expires: 4-28-84

STATE OF FLORIDA
COUNTY OF MANATEE

          The foreclosing instrument was acknowledged before me this 18th day of October 1982, by Walter B. Graham, M.D., as President of Alpha Medical Land Corporation, a Florida corporation, on behalf of said corporation, as a general partner of Bradenton Care Center Ltd., a Florida limited partnership, d/b/a Carol Lou Mora Care Center, and on behalf of the limited partnership.


                               /s/ Sandra T. Baldwin
                               ----------------------------------------   [SEAL]
                               Notary Public
                               My Commission Expires: 4-28-84

                                                               O.R. 1036 PG 1738

Commence at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida thence N89 DEG. 29'01" W, along the north line of said Southwest 1/4, a distance of E55.62 feet; thence 500 DEG. 10'27" W., a distance of 42.00 feet to a point on the southerly right of way line of 17th Avenue West, for a point of beginning; thence NE9 DEG. 29'O1" W., along said southerly right of way line, a distance of 210.62 feet to the P.C. of a curve concave to the Southeast, having a radius of 708.00 feet; thence southwesterly along the arc of said curve, through a central angle of 44 DEG. 04'57" an arc distance of 544.77 feet to the P.T. of said curve; thence S46
DEG. 26'02" W., along said 17th Avenue West right of way line, a distance of
81.77 feet; thence S43 DEG. 33'88" E., parallel to the centerline of an existing access road and 30.00 feet northerly therefrom, a distance of 300.52 feet; thence S89 DEG. 43'43" E., a distance of 533.24 feet to the P.C. of a curve, concave to the south, having a radius of 1131.71 feet; thence easterly, along the arc of said curve, and through a central angle of 01 DEG. 05'42", an arc distance of 21.62 feet; thence N00 DEG. 16'17" E., a distance of 470.01 feet to the point of beginning. Containing 6.73 acres, more or less; all lying and being. in Section 32, Township 34, South, Range 17 East, Manatee County, Florida.

LESS THE FOLLOWING:

Commencing at the Northeast corner of the SW 1/4 of Section 32, Township.34, South, Range 17 East, Manatee County, Florida, proceed North 89 DEG. 29'01' West along North line of said SW 1/4 a distance of 855.62 feet for P.0.8. Thence continue North 69 DEG. 29'01" West along said line a distance of 410.00 feet; Thence South 00 DEG. 10'17" West a distance of 513.56 feet to the intersection of the Northerly boundary right-of-way of a 60 foot wide road: Thence South 89 DEG. 44'23" East along said right-of-way a distance of 388.38 feet to the P.C. of a curve concave to the right; Thence Southeasterly along the arc of said curve to the right having a radius of 1131.21 feet and a central angle 01 DEG. 04'00" a distance of 23.62 feet; Thence North 00 DEG. 15'17" East a distance of
512.01 feet to the P.O.B., being and lying in Section 32, Township 34 South, Range 17 East, Manatee County, Florida. LESS AND EXCEPT land deeded to the City of Bradenton, Florida, under deed recorded in Official Records Book 849, Page 120, Public Records of, Manatee county, Florida, more properly described as:

Commence at the NE corner of the SW 1/4 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida; Thence N89 DEG. 29'01" W. along the North line of said SW 1/4 a distance of 855.62 feet for a Point of Beginning; Thence S00 DEG. 16'17" W. a distance of 42.00 feet to a point on the Southerly right-of-way of proposed 17th Avenue West; Thence N89 DEG. 29'01" W, a distance of 210.62 feet to the P.C. Of a curve to the left having a radius of 708.00 feet; Thence Southwesterly along the arc of said curve to the left, having a central angle of 16 DEG. 20'45" a distance of 201.98 feet; Thence N00 DEG. 16'17" E. a distance
70.62 feet to a point on the North line of said SW 1/4; Thence S89 DEG. 29'01"
E. a distance of 410.00 feet to the Point of Beginning; being and lying in
Section 32, Township 34 South, Range 17 East, Manatee County, Florida. Containing 0.44 acres, more or less.

PARCEL B

                                                               O.R. 1036 PG 1739

                        CONSENT AND ESTOPPEL CERTIFICATE

     Walter B. Graham, M.D., being duly sworn, hereby deposes and says:

     1. I am the President of Alpha-Medical Land Corporation, a Florida corporation ("Landlord"), and am duly authorized to execute and deliver this instrument on behalf of Landlord. I have knowledge of the facts and statements set forth herein.

     2. Landlord is the landlord under that certain Ninety-Nine Year Lease dated June 1, 1982, made by Alpha-Medical Land Corporation, as landlord, and Bradenton Care Center, Limited, as the predecessor in interest to Ventas Realty, Limited Partnership ("Tenant"), as tenant. A true, accurate and complete copy of such lease, together with any amendments, supplements and additions thereto, is attached hereto as Exhibit A (said lease, as amended, collectively, the "Lease"). Such Ninety-Nine Year Lease was recorded on October 18, 1982 in the office of the Clerk for Manatee County, Florida, in O.R. Book 1036, Page 1725 and the Amendment to Lease Agreement attached hereto was recorded on October 18, 1982 in the aforesaid office in O.R. Book 1036, Page 1736.

     3. The Lease covers premises commonly known as Casa Mora Rehab & Extended Care, 1902 49th Street West, Bradenton, Florida 34209 (Ventas Facility No.
1217), as more specifically described therein (the "Premises").

     4. The Lease is in full force and effect, and Tenant has accepted, and is in possession of, the Premises. Landlord has not received more than one month's advance payment of rent or additional rent.

     5. Landlord has given no notice of default to Tenant, and, to the best knowledge of Landlord, Tenant is not in default under any obligations to be performed by Tenant under the Lease and no conditions exist which, with the giving of notice and/or passage of time, would constitute a Tenant default under the Lease. Landlord has not received any notice of default from Tenant, and, to the best knowledge of Landlord, Landlord is not in default under any obligations to be performed by Landlord under the Lease and no conditions exist which, with the giving of notice and/or passage of time, would constitute a Landlord default under the Lease.

     6. Tenant desires to mortgage the leasehold estate created by the Lease to Bank of America, N.A., as the Administrative Agent for various lenders, whose address is 901 Main Street, 66th Floor, TX1-492-66-01, Dallas, TX 75202, Attn:
Jay Wampler (with copies to Bank of America, N.A., 101 North Tryon, Charlotte, NC 28255, Attn: Credit Services and Morgan, Lewis & Bockius L.L.P., 101 Park Avenue, New York, NY 10178, Attn: Margot B. Schonholtz, Esq.), and Tenant has heretofore subleased the Premises to Vencor Operating, Inc. and Vencor, Inc., whose address is 680 South 4th Avenue, Louisville, Kentucky 40202-2612. Whether or not consent is required under the Lease, Landlord hereby consents to the aforesaid leasehold mortgage and sublease.

     7. Landlord shall, upon serving Tenant with any notice of default, simultaneously serve a copy of such notice upon the leasehold mortgagee and sublessee referenced above at their respective addresses referenced above and upon any other leasehold mortgagee or sublessee of which Tenant provides to Landlord a written notice specifying the name and address of such leasehold mortgagee or sublessee. Upon receipt of any such notice of default, the leasehold mortgagee and sublessee shall thereupon have the same period, after service of such notice upon it, to remedy or cause to be remedied the defaults complained of as Tenant has under the Lease for such default, and Landlord shall accept such performance by or at the instigation of such leasehold mortgagee or sublessee as if the same had been done by Tenant.

     8. In the event of termination of the Lease on account of any default by Tenant or on account of any other matter or occurrence whatsoever, Landlord shall promptly notify any leasehold mortgagee and sublessee of which it has notice pursuant to Paragraph 6 or 7 above of such termination and of the amount of the sums then due to Landlord under the Lease (excluding any payment due in respect of accelerated rent or liquidated damages), and Landlord shall enter into a new lease of the Premises with the leasehold mortgagee or its nominee or designee (if it shall make written request upon Landlord for such new lease within 30 days after its receipt of Landlord's aforesaid termination notice, accompanied by the payment of the aforesaid sums then due to Landlord) or the sublessee or its nominee or designee (if no leasehold mortgagee shall make request for a new lease as aforesaid and if the sublessee shall make written request upon Landlord for such new lease within 60 days after its receipt of Landlord's aforesaid termination notice, accompanied by payment of the aforesaid sums then due to Landlord). Any such new lease shall be for the remainder of the term of the Lease, effective as of the date of such termination, at the rents and additional rents and upon the terms, provisions, covenants and agreements contained in the Lease and subject only, in the case of a new lease with a leasehold mortgagee or its nominee or designee, to the rights of any sublessee under its sublease.

     9. Landlord is furnishing this Consent and Estoppel Certificate for and on behalf of Landlord to induce Bank of America, N.A., as Administrative Agent for various lenders, to make loans secured, in part, by a leasehold mortgage on the Premises and to induce First America Title Insurance Company to issue its policy of title insurance with respect to the Premises under Title No. 135FL31055-56.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Estoppel Certificate as of the 1st day of June, 2000.

                                       Alpha-Medical Land Corporation, a Florida corporation


                                       By: /s/ Walter B. Graham           6/1/00
                                           -------------------------------------
                                           Walter B. Graham, M.D., President

State of Florida
Manatee County

     The foregoing instrument was acknowledged before me this 2nd day of June, 2000 by Walter B. Graham, M.D., President of Alpha-Medical Land Corporation, a Florida corporation, on behalf of such corporation. He is personally known to me.


                                                  /s/ J. Porges          (SEAL)
                                                  -----------------------
                                                  My commission _____________

                                                  (SEAL) My Commission CC 745713
                                                                       ---------
                                                         Expires July 18, 2002

                             NINETY-NINE YEAR LEASE

          THIS INDENTURE OF LEASE, made and entered into this 1st day of June, 1982, by and between ALPHA MEDICAL LAND CORP., hereinafter referred to as "Landlord", a Florida corporation and BRADENTON CARE CENTER, LIMITED, a Florida limited partnership, hereinafter referred to as "Tenant":

          WITNESSETH:

          (1) That for the term and upon conditions, and for considerations hereinafter expressed, the Landlord has leased and demised and does hereby lease and demise, unto said Tenant, and the said Tenant does hereby lease from the said Landlord, the following described real estate situated in Manatee County, Florida, to-wit:

          See Exhibit "A" attached hereto and made a part hereof. (The land described on Exhibit "A" is sometimes referred to herein as the "leased premises", the "real property", the "property", the "land", the "premises" or the "demised premises").

          (2) The term of this lease is for a period of ninety-nine (99) years commencing on June 1st, 1982 (the "commencement date"). In addition thereto, an option to renew for an additional ninety-nine (99) year period is granted to the Tenant provided written notice to Landlord is given six (6) months prior to the termination of the first ninety-nine (99) year term.

          (3) Tenant shall pay as rental for the premises for and during the term of this lease the following:

               (a) The sum of seven thousand eighty two and 40/100 ($7082.40) DOLLARS for the first year of this lease. All amounts are payable monthly in advance on the first day of the month. The Landlord acknowledges receipt of the first month's rent upon the signing of this lease.

               (b) During January, 1983, the premises shall be appraised in the manner provided in Section (6) herein. The annual rental, beginning June 1st, 1983, shall then be equal to ten (10%) percent of the appraised value of the premises (land without improvements) and shall be in effect for a period of five years before being adjusted as herein provided. A reappraisal of the premises (in the manner provided in Section (6) herein) shall be made on or about the tenth month of the last year of each

                                                               O.R. 1036 PG 1725
          fifth year period and a subsequent adjustment shall then be made in the annual rental for each succeeding five year period during the remaining term of this lease to equal ten (10%) percent of the appraised value to the premises.

               (c) If, during the term of the lease, a portion of the land shall be condemned or taken for a reappraisal for the purpose of adjusting the rental rate as a result of such taking. Said rental shall be paid at such place or address as may be designated by Landlord from time to time hereafter, in writing. The rentals herein specified are to be paid in legal currency of the United States of America. Any installment of rent not paid when due, shall bear interest from its due date at the rate of nine percent (9%) per annum until paid, and all monies or other sums which may become due to Landlord hereunder by reason of any of the provisions of this lease, shall be a lien upon the property, and upon all buildings, improvements and equipment which may be placed thereon. The lien hereby created and given is cumulative and is in addition to all statutory liens and rights for rent created by the laws of the State of Florida, now in force or hereafter enacted.

          (4) On any anniversary from the commencement date of this lease, the Landlord shall have the right to require the tenant to purchase the property (together with all improvements constructed by the Tenant thereon) at a purchase price equal to the appraised value (determined in accordance with Section 6 herein) of the property (land without improvements). In no event, however, shall the purchase price be less than SEVENTY THOUSAND EIGHT HUNDRED TWENTY FOUR DOLLARS ($70,824.00) during the initial ten (10) year period hereof. The appraised value of the property shall be determined by the method as described in Section (6) hereof. The right of the Landlord to require the Tenant to purchase the property shall be exercisable by the Landlord by giving the Tenant written notice of its election to require purchase at least three (3) months prior to the end of any one year anniversary date. In the event the Landlord elects to exercise the right to require purchase by the Tenant herein granted, the Landlord shall convey title to the property to Tenant by Warranty Deed, free and clear of all liens and encumbrances except zoning and governmental regulations, taxes for 1982 and subsequent years, restrictions and easements of record, assessments made after the commencement date and further subject to the acts of tenant subject to the commencement date. Within thirty (30) days of the determination of the purchase price, Landlord shall furnish to Tenant, at Landlord's expense, a title insurance commitment issued by a qualified title insurer agreeing to issue to Tenant, upon recording of the aforedescribed Warranty Deed, an Owner's Policy of Title insurance in the amount of the purchase price, insuring title of the Tenant to the property. Landlord shall bear the

                                                               O.R. 1036 PG 1726
expense of the State of Florida excise taxes which are required to be affixed to the Warranty Deed, and the cost of recording any corrective instruments. Tenant shall bear the expense of recording the Warranty Deed. Any prepaid rents shall be prorated as of the date of closing.

          (5) Commencing on the 20th anniversary date from the commencement date hereof and on any anniversary date thereafter, the Tenant, shall have the right to purchase from the Landlord the property (together with all improvements constructed by the Tenant thereon) at a purchase price equal to the appraised value of the property (land without improvements). The appraised value of the property shall be determined by the method as hereinafter described in Section
(6) hereof. The right to purchase granted to the Tenant shall be exercisable by the Tenant by giving the Landlord written notice of its election to purchase at least three (3) months prior to any one-year anniversary date subsequent to the 20th anniversary from the commencement date of this lease. In the event the Tenant elects to exercise the right to purchase the property, the Landlord shall convey title to the property to Tenant by Warranty Deed, free and clear of all liens and encumbrances except zoning and governmental regulations, taxes for 1982 and subsequent years, restrictions and easements of record, assessments made after the commencement date and further subject to the acts of tenant subject to the commencement date. Within thirty (30) days of the determination of the purchase price, Landlord shall furnish to Tenant, at Landlord's expense, a title insurance commitment issued by a qualified title insurer agreeing to issue to Tenant, upon recording of the aforedescribed Warranty Deed, an Owner's Policy of Title Insurance in the amount of the purchase price, insuring title of the Tenant to the property. Landlord shall bear the expense of the State of Florida excise taxes which are required to be affixed to the Warranty Deed, and the cost of recording any corrective instruments. Tenant shall bear the expense of recording the Warranty Deed. Any prepaid rents shall be prorated as of the date of closing.

          (6) Whenever an appraisal of the leased premises is required by the terms of this lease, said appraisal shall be by an appraiser mutually acceptable to both Landlord and Tenant, the fee for the appraiser to be paid by the Tenant. In the event the parties are unable to agree upon a single appraiser within thirty (30) days of the date an appraisal is required hereunder, then the appraisal shall be made by a board of three (3) appraisers with each party naming one (1) appraiser and the two (2) named appraisers selecting a third appraiser. The decision of a majority of this board shall be binding on the parties. The fee for the appraisers named will be borne by the parties selecting the appraiser, and the third appraiser's fee shall be split between the Landlord and the Tenant. If either of the parties shall refuse or neglect to appoint an appraiser, then the party so appointing an appraiser shall notify the other party that he must appoint an appraiser within five (5) days after receipt of such notice. If after the expiration of said five-day period the other party still has not appointed an appraiser, the party so appointing an appraiser must again notify the other party that he still remains in

                                                               O.R. 1036 PG 1727
default through his failure to so appoint an appraiser, and after a five day period from the date of mailing of a letter by Certified Mail. Return Receipt Requested, giving said notice, and upon such other party making the request may appoint another appraiser to act on behalf of the party so failing to appoint. The appraiser so appointed may then proceed and act in all respects as if he were appointed by the party so failing to make such appointment. In the event that two appraisers should be appointed by the parties and they fail to select a third appraiser within thirty (30) days after the selection of the last of the two appraisers, then the third appraiser shall be named by a court of competent jurisdiction.

     (7) As a part of the consideration for this lease, and in addition to the rental hereinbefore provided, Tenant shall, and it does hereby bind and pledge itself to pay, after the commencement date, all taxes, assessments or other charges of any nature and kind whatsoever, that may be levied, imposed, charged or assessed against the property, or any improvements now thereon, or which in the future may be placed thereon, by any governmental or taxing body whatsoever, excepting only such taxes or other charges as may arise from inheritance, estate, succession, or income taxes of Landlord, any other tax of Landlord due any taxing agency under any present or future law. All of the above enumerated additional obligations resting upon Tenant shall be paid promptly as they shall each severally become due and payable it being the intention of this lease and of the parties that this shall be a net lease. The Landlord shall receive all sums which may be payable to it hereunder free of all charges, damages and deductions, and the entire responsibility for the maintenance and repair of the premises shall rest with Tenant. Subject only to performance by Landlord of its covenants herein contained, this lease and the demised premises shall be carefree to the Landlord, except for the collection of rent.

     (8) In the event the Tenant shall become insolvent, bankrupt, or make any assignment for the benefit of the creditors, or if it or its interests hereunder shall be levied upon or sold under execution or other legal process, the Landlord may continue or terminate the lease, provided, that in the event this lease is terminated, the maximum claim of Landlord for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date or the surrender of the premises to the Landlord, or the date of re-entry of the Landlord, whichever first occurs, whether before or after the closing of the nursing home plus an amount equal to the unpaid accrued rent, without acceleration, up to such data.

     (9) Upon Tenant's failure to pay an installment of rent when due or if the Tenant shall fail to observe and perform any of the other conditions, agreements or provisions of this lease, it shall be lawful thereupon, after Landlord shall have notified the Tenant, and the Tenant shall not have rectified such failure within 120 days after giving of such

                                                               O.R. 1036 PG 1728
notice to it, for Landlord to re-enter and repossess the premises, to remove all persons therefrom, and all rights of Tenant shall immediately cease and terminate. The failure on the part of the Landlord to re-enter or repossess the premises or to exercise any of its rights hereunder upon any default, shall not be deemed a waiver of any of the terms and conditions of this lease, and shall not preclude the Landlord from the exercise of any such rights upon any subsequent occurring default or defaults. Anything herein contained to the contrary notwithstanding, if the premises are not being used as a nursing home facility under the jurisdiction of the State of Florida or other supervisory authority, then in the event of a default by Tenant, Landlord, at its option, may elect to accelerate the rents to a maximum sum equal to twelve (12) months rent plus an amount equal to the accrued but not paid rent to the date of default and bring suit for same. In the alternative, Landlord may at once terminate this lease by written notice to tenant, whereupon this lease shall expire and Landlord may re-enter and repossess the premises. Landlord's remedies shall be cumulative to any other remedies provided by law.

     (10) Tenant covenants and agrees to carry, during the term of this lease, Landlord and Tenant liability insurance in the amount of ONE MILLION DOLLARS ($1,000,000.00), all premiums to be paid by Tenant, and the policy or policies shall show the respective interests of the Landlord and the Tenant. Tenant covenants and agrees, during the term of this lease, to carry such liability insurance in such greater amounts as may be required by regulatory authorities from time to time, and to carry such greater amounts of such insurance as may reasonably be required by Landlord to reflect the fluctuations in the value of the United States dollar so that the premises shall be insured in an amount usual and customary for the then current use of the premises; provided, however, in no event shall the required insurance be more than fifteen (15) times the appraised value of the property as determined from time to time herein.

     (11) Tenant will at all times save harmless the Landlord and the demised premises, and the improvements thereon, and all future improvements thereon, from all liens and penalties in connection with the taxes herein provided to be paid by Tenant, and from any claim or claims for curbing, paving, water pipe, sewer, culverts, drains, or other street or public improvements of any nature, or for any taxes or other assessments, including any reconstruction or repair of streets or sidewalks, and also for any and all claims for damages which may in any way arise during the term of this lease, and be or become chargeable to or payable for or in respect to said premises, and will, if requested by landlord, exhibit to Landlord, receipts showing that all taxes and any such assessments for the preceding year or years have been paid, and will, upon written application of Landlord for inspection and such use as may be proper in protecting the interest of Landlord in the premises, show written evidence of any and all such payments whenever demanded. It is expressly understood and agreed, however, that the Tenant may at its sole expense, if in good faith and upon reasonable grounds, dispute the validity of any tax assessment or other charge,

                                                               O.R. 1036 PG 1729
lien, penalty or claim, including liens or claims of materialmen, mechanics, or laborers, or others, and defend against the same, and may in good faith, conduct any necessary proceedings to prevent and avoid the same, and the Tenant shall not, in the event of and during the bona fide prosecution of such litigation be held in default with reference to the subject matter of such litigation; provided, however, if the aggregate amount of all liens or claims which are the subject of contest or litigation, and are being contested and litigated, shall at any time equal or exceed the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), including interest, penalties and costs, the Tenant shall give to the Landlord a bond in penal sum equal to not less than one hundred twenty-five percent (125%) of the aggregate amount of all liens and claims being contested or litigated, with some surety company licensed and authorized to do business in the State of Florida and approved by Landlord, as surety, with the condition to pay all of such liens or claims, or such part thereof as shall be finally judged to be due and owing, and to save Landlord harmless therefrom and from any part thereof.

     (12) During the term of the lease, the Tenant shall at all times at its sole expense, keep all buildings and improvements situate at the premises herein demised in good order, condition and repair, and shall at all times save and keep the Landlord herein free and harmless from any and all liability occasioned by any act or neglect of Tenant, or any agent or employee of Tenant, or any tenant of said premises holding under said Tenant, or arising from any other cause whatsoever, not the direct or indirect fault of Landlord or its agents, and shall indemnify and save harmless the Landlord against any loss, costs, damage or expense arising out of or in connection with the construction or repair of any building or improvement upon said premises, and out of or in connection with any accident causing injury to any property or person or persons whomsoever, and due directly or indirectly to the condition or use of said premises, or any part thereof, by Tenant or any other person holding under said Tenant, and this provision shall extend to any and all injuries or liabilities which may arise in the event of the razing or removing of any improvements now or hereafter located upon said property.

     (13) Tenant shall at all times during the term of this lease see to the payment of all charges for sewer, water, gas, electric current, whether for power or lighting, telephone service and any and all other charges for utilities service used in, upon or about said premises.

     (14) Tenant shall have the right to construct such buildings and improvements as shall be required for its nursing home business. No such buildings and improvements, however, shall be constructed until plans for same have been reviewed and approved by Landlord, which approval shall not be unreasonably withheld. Landlord's right of approval shall extend to matters of architectural style, to the end that the improvements shall compliment existing and planned development of Landlord's contiguous and adjacent properties.

                                                               O.R. 1036 PG 1730

          (15) Neither the Tenant nor anyone claiming by, through or under Tenant, including contractors, subcontractors, materialmen and laborers, shall have any rights to file or place any mechanic's or materialmen's liens of any character whatsoever upon the leased property or upon any building or improvement thereon. As authorized by Section 713.10, Florida Statutes, the interest of Landlord in the property shall not be subject to liens for improvements made by Tenant, and such fact shall be disclosed of record either by recording this lease or a notice of lease disclosing such fact in the Public Records of Manatee County, Florida.

          (16) Tenant covenants and agrees to save the Landlord harmless from any damages to owners of adjoining property by reason of any changes, repairs, alterations, building or erection of any improvements now or hereafter upon said leased premises.

          (17) Tenant covenants and agrees that it will make no unlawful use of the premises, nor permit the same to be used in anywise contrary to any valid law or ordinance of the State of Florida, the County of Manatee, or any other governmental agency, and that it will keep and maintain said premises in a suitable and sanitary condition so as not to permit the same to become a public nuisance. Tenant further covenants and agrees that it will use the leased premises only for a nursing home, associated parking and service facilities, and none other, without the prior written consent of Landlord obtained and recorded in the public records of Manatee County, Florida, which consent shall not be unreasonably withheld.

          (18) Landlord hereby covenants and agrees with Tenant that it is seized in fee simple of the leased premises and that the same arm free of all liens and encumbrances, except taxes for the current year; that conditioned upon the Tenant's observance and performance of the obligations entered into upon its behalf, Landlord will warrant to Tenant peaceable possession and enjoyment of the leased premises against any person or persons whomsoever, claiming in any manner by, from, through, or under Landlord.

          (19) Upon the payment of rent as herein stipulated and upon the prompt performance of all of the other terms and conditions hereof provided by the Tenant to be kept and performed, the Tenant shall have undisturbed and peaceable possession of the leased premises for the term herein set forth.

          (20) Upon the termination of this lease, either due to the breach of any covenant herein set forth or to the expiration of the same at the end of the term hereof, then in either event all buildings and improvements of whatsoever nature at that time standing upon the premises herein demised and leased shall become and remain the sole and absolute property of the Landlord.

                                                               O.R. 1036 PG 1731

          (21) If the entire leased premises shall be taken under the exercise of the power of eminent domain by any competent governmental authority, this lease shall terminate as of the date of such taking; and in that event, the rentals due hereunder shall be apportioned between the Tenant. If less than the entire leased premises shall be taken under the exercise of the power of eminent domain, this lease shall not terminate but shall continue in full force and effect as to the remaining portion of the leased premises and the rents thereafter due shall be adjusted as provided in Section (3) hereof and the lease shall not otherwise be affected thereby. If either the entire leased premises or only a part thereof are so taken, the Tenant shall receive the amount awarded for necessary repair or reconstruction of the building, loss of future business and business interruption, and the Landlord shall receive the portion of the award for the taking of the land and damages to the residue of the property.

          (22) The Landlord may, at any time pending a suit based upon this lease, apply to the court having jurisdiction thereof for the appointment of a receiver, and such court shall forthwith appoint a receiver of the leased property, including all the income profits and revenues from whatever source derived. Such appointment shall be made by such court as an admitted equity and a matter of absolute right to said Landlord. Such rents profits, income and revenues shall be applied by such receiver against the rental herein provided.

          (23) It is understood and agreed that all covenants, terms and conditions of this lease extend to and are binding upon the successors, heirs, personal representatives and assigns of each and both of the parties hereto.

          (24) It is further convenanted and agreed by and between the parties hereto that in case the Landlord shall, without any fault on its part, be made a party to any litigation commenced by or against the Tenant, the Tenant shall be and is under the obligation to defend, at Tenant's expense, the Landlord in such litigation, with the right of Landlord at its expense, to furnish additionally such defense thereto as Landlord may wish.

          (25) The Tenant shall not assign this lease nor any rights thereunder, nor shall Tenant sublet any portion of the premises herein described, without the prior written consent of Landlord, however, such consent shall not be unreasonably withheld. It is acknowledged that part of the consideration for this lease is the continued operation of a nursing home on the demised premises, and this provision shall be liberally construed to fulfill this purpose. Also, this clause shall not prohibit Tenant from mortgaging the leasehold interest without the prior consent of Landlord.

                                                               O.R. 1036 PG 1732

          (26) It is understood by the parties hereto that an original and one copy has been executed by each the Landlord and Tenant, and each and all of said signed copies shall be considered and shall constitute originals hereof.

          (27) Wherever the term Landlord or Tenant is used herein, it shall include the masculine, feminine, neuter, singular, plural, corporation or individual, and either sex.

          (28) This lease or a "Notice of Lease" executed in recordable form may be recorded in the public records of Manatee County, Florida, at the expense of Tenant. In the event a Notice of Lease is recorded, the notice shall include the followings Pursuant to Section 713.10, Florida Statutes, the lease provides that the interest of the Landlord shall not be subject to liens for improvements made by the Tenant.

          (29) Should Tenant fail to comply with any term in this lease, then Landlord may, but shall not be obligated to effect such compliance without thereby waiving a default, and any and all costs incurred by Landlord in connection therewith shall be due and payable forthwith to Landlord with interest at the rate of nine percent (9%) per annum.

          (30) In connection with any litigation arising out of this lease, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees for such litigation and any subsequent appeals.

          (31) The waiver by Landlord of any breach of any term hereof shall not be deemed to be a waiver of such term or any subsequent breach of the same or any other term. Subsequent acceptance of rent by Landlord shall not be deemed a waiver of any preceeding breach by tenant of any term other than the failure of tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceeding breach at the time of acceptance of such rent. No provision of this lease shall be deemed waived by Landlord unless such waiver be in writing signed by Landlord.

          (32) Landlord may, during the term of the lease, enter to inspect the demised premises, or to make any alterations or repairs that may be necessary for its safety or preservation if same are not made by Tenant as required, and may show the premises to others, all such entry to be at reasonable times and upon reasonable notice to Tenant.

                                                               O.R. 1036 PG 1733

          IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.

Signed, sealed and delivered in    BRADENTON CARE CENTER, LIMITED
the presence of:


/s/                                By: /s/ Robert G. Roskamp
----------------------------           --------------------------------


/s/
----------------------------


Attest:
       ---------------------


Signed, sealed and delivered       ALPHA MEDICAL LAND CORP.
in the presence of:


/s/ Grace Lord                     By: /s/ John Lehman
----------------------------           --------------------------------


/s/ Evelyn E Culler
----------------------------


Attest:
       ---------------------


STATE OF FLORIDA
COUNTY OF Manatee

          Before me, the undersigned authority, personally appeared, Robert Roskamp, General Partner of Bradenton Care Center Limited, and John Lehman, M.D. the Vice President of Alpha Medical Land Corp., and this day acknowledged before me that they executed the foregoing instrument, as such partner and officer, for the uses and purposes therein expressed.


[SEAL]   /s/ Verna Becton              Notary Public, State of Florida at large
         ---------------------------   My Commission expires August 18, 1984
             Notary Public             Commission Expiration Date

            June 1, 1982

                                                               O.R. 1036 PG 1734
commence at the NE corner of the SW 1/2 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida; thence N 89 DEG. 06'11" W, along the centerline of 17th Street West. 1265.62 feet; thence S 00 DEG. 41'02" W, 70.62 feet to the South Right-of-way Line of said 17th, Street West for the Point of Beginning; thence continue S 00 DEG. 41'02" W, 441.65 feet to the North Right-of-Way Line of a private road; thence N 89 DEG.18'53" W, along said North Right-of-Way Line, 46.84 feet to the P.C. of a curve, concave to the Northeast, having a radius of 265.0 feet and delta angle of 46 DEG. 07'50"; thence Northwesterly, along the arc of said curve. 213.36 feet to the P.T. of said curve; thence N 43 DEG. 11'05" W, 156.25 feet to the P.C. of a curve, concave to East, having a radius of 20.0 feet and delta angle of 90 DEG.; thence Northeasterly, along the arc of said curve, 31.42 feet to the P.T. of said curve; thence N 46 DEG. 48'52" E, along the Easterly Right-of-Way Line of aforesaid 17th, Street West, 71. 68 feet to the P.C. of a curve, concave to Southeast, having a radius of 705.0 feet and delta angle of 27 DEG. 44'11"; thence Northeasterly, along the arc of said curve 342.74 feet to the Point of Beginning. The above lying in Section 32, Township 34 South, Range 17 East, Manatee County, Florida. Contains 2.36 acres, more or less.

FOR ALPHA MEDICAL LAND CORPORATION
    C/O Ms. RECTON

DATE: 4-7-82


SURVEYOR'S CERTIFICATE:

     I, THE UNDERSIGNED REGISTERED LAND SURVEYOR, DO HEREBY CERTIFY THAT THIS PLAT IS A TRUE REPRESENTATION OF THE LANDS DESCRIBED AND SHOWN HEREON TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                                          [SEAL]


                                         By: /s/ George A. Rapinall
                                             -----------------------------------
                                             George A. Rapinall
                                             REGISTERED LAND SURVEYOR
                                             FLORIDA CERT. NO. 1512

                                                               O.R. 1036 PG 1735

                          AMENDMENT TO LEASE AGREEMENT

          THIS AMENDMENT to Lease Agreement made and entered into this 18th day of October 1982, by ALPHA MEDICAL LAND CORPORATION, a Florida corporation, hereinafter called "Landlord", and BRADENTON CARE CENTER, LTD., a Florida Limited Partnership, d/b/a Carol Lou Mora Care Center, hereinafter called "Tenant".

                                   WITNESSETH:

          WHEREAS, the parties executed a Ninety-Nine Year Lease dated the 1st day of June, 1982, concerning the following property in Manatee County, Florida:

          Real Property described on the exhibit marked Exhibit A,. which was attached to the agreement dated the 1st day of June, 1982, and made a part thereof.

For a term of ninety-nine years, commencing on the 1st day of June, 1982, and

          WHEREAS, the parties have mutually agreed to modify the terms of said lease,

          NOW THEREFORE, in consideration of the mutual agreements of the parties hereto, it is agreed as follows:

          1. The parties hereby agree that the Landlord shall lease and demise to Tenant and Tenant shall lease from Landlord the real estate situated in Manatee County, Florida described as follows; to WIT:

          The property as described on Exhibit A and attached hereto and made a part hereof.

          2. It in covenanted and agreed between the Landlord and Tenant that the Tenant shall have the right to mortgage or convey by any other instrument adequate for the purpose of securing any actual bona fide debt, this lease or the leasehold interest of the Tenant created by it together with all its right and interest in the buildings and improvements now on or hereafter to be placed upon the within described premises.

          In the event of any breach or default of any of the covenants, terms or conditions of this lease by the Tenant, the holder of such mortgage or other instrument above provided for, may before forfeiture make any and all payments and do and perform all acts or things which may be necessary or required to prevent a forfeiture of said lease, and shall thereby and thereupon be subrogated to all the rights of the Tenant under the least. In

                                                               O.R. 1036 PG 1736
furtherance of this provision, the Landlord covenants and agrees that if the holder of any said mortgage or other instrument above referred to notifies said Landlord in writing that such mortgage or other instrument has been executed and delivered by Tenant to it, then the Landlord will notify the said holder in writing of any breach or default by Tenant. Said holder shall thereupon have thirty (30) days from receipt of such notice in which it may at its option and in its discretion elect to do those acts, as above provided, necessary or required to prevent a forfeiture of this lease. If said holder so elects and notifies Landlord and Tenant in writing of its election, then said holder shall acquire all right, title and interest of Tenant under this lease, including the option to purchase as above provided. In such event, Tenant agrees to execute and deliver to said holder such assignment or other document as may reasonably be necessary or required to give effect to this provision.

     Notwithstanding all other provisions contained herein, in the event of any breach or default by Tenant of any of the covenants, terms, and conditions of any mortgage given by Tenant as permitted above, Landlord shall, at its option, have the right to pay in full the outstanding principal balance, accrued interest, costs, and attorney's fees owed to the mortgagee, and mortgagee shall then assign its note and mortgage and all of the rights under this lease to Landlord without recourse. In furtherance of this provision, any mortgagee hereunder covenants and agrees to notify Landlord in writing that its mortgage is in default by Tenant. Landlord shall then have 10 days from receipt of said notice from mortgagee to exercise its option to purchase the note and mortgage of mortgagee without recourse, and 20 more days after giving mortgagee written notice of its election to purchase the note and mortgage to close the purchase. If Landlord shall fail to comply with these provisions completely and in a timely manner, any rights granted to Landlord under this paragraph shall expire.

     However, the mortgagee or other holder above referred to shall in no way be liable to the Landlord for the payment of any rents or for the performance of any other covenants, terms or conditions of or under this lease until such time as it shall

                                                               O.R. 1036 PG 1737
acquire, by conveyance from the Tenant, or by foreclosure or otherwise as provided by law or by the terms of the mortgage, other instrument or this lease, all the right, title and interest of the Tenant under this lease, but in such event such mortgagee or other holder shall be bound by the terms of this lease to the same extent as the Tenant had it retained its interest thereunder.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed in their respective names, the day and year first above written.


Signed, sealed and delivered              BRADENTON CARE CENTER LTD.,
in the presence of:                       a Florida Limited Partnership,
                                          d/b/a CAROL LOU MORA CARE CENTER


/s/ Philip E. Piney                       By: /s/ Robert G. Roskamp
---------------------------------------       ----------------------------------
                                              Robert G. Roskamp, General Partner
---------------------------------------


                                          ALPHA MEDICAL LAND CORPORATION
                                          a Florida Corporation,
                                          General Partner

                                                                          [SEAL]


/s/ Philip E. Piney                       By: /s/ Walter B. Graham
---------------------------------------       ----------------------------------
                                              Walter B. Graham, M.D.
---------------------------------------       President


STATE OF FLORIDA
COUNTY OF MANATEE

          The foregoing instrument was acknowledged before me this 18th day of October, 1982, by Robert G. Roskamp, as General Partner of Bradenton Care Center Ltd., a Florida limited partnership, d/b/a Carol Lou Mora Care Center, on behalf of the limited partnership.

                                                                          [SEAL]


                                           /s/ Sandra T. Baldwin
                                           -------------------------------------
                                           Notary Public
                                           My Commission Expires: 4/28/84


STATE OF FLORIDA
COUNTY OF MANATEE

          The foregoing instrument was acknowledged before me this 18th day of October, 1982, by Walter B. Graham, M.D., as President of Alpha Medical Land Corporation, a Florida corporation, on behalf of said corporation, as a general partner of Bradenton Care Center Ltd., a Florida limited partnership, d/b/a Carol Lou Mora Care Center, and on behalf of the limited partnership.

                                                                          [SEAL]


                                           /s/ Sandra T. Baldwin
                                           -------------------------------------
                                           Notary Public
                                           My Commission Expires: 4/28/84

                                                               O.R. 1036 PG 1738

Commence at the Northeast corner of the Southwest 1/4 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida; thence N 89 DEG. 29'01" W. along the north line of said Southwest 1/4, a distance of 855.62 feet; thence S00 DEG. 16'17" W., a distance of 42.00 feet to a point on the southerly right of way line of 17th Avenue West, for a point of beginning; thence N89 DEG. 29'01" W., along said southerly right of way line, a distance of 210.62 feet to the P.C. of a curve concave to the Southeast, having a radius of 708.00 feet; thence southwesterly along the arc of said curve, through a central angle of 44 DEG. 04'57" an arc distance of 544.72 feet to the P.T. of said curve; thence S46 DEG. 26'02" W., along said 17th Avenue West right of way line, a distance of 81.77 feet; thence S 43 DEG. 33'58" E., parallel to the centerline of an existing access road and 30.00 feet northerly therefrom, a distance of 300.52 feet; thence S89 DEG. 43'43" E., a distance of 533.24 feet to the P.C. of a curve, concave to the south, having a radius of 1131.21 feet; thence easterly, along the arc of said curve, and through a central angle of 01 DEG. 05'42" an arc distance of 21.62 feet; thence N00 DEG. 16'17" E., a distance of 470.01 feet to the point of beginning. Containing 6.73 acres, more or less; all lying and being in Section 32, Township 34 South, Range 17 East, Manatee County, Florida.

LESS THE FOLLOWING:

Commencing at the Northeast corner of the SW 1/4 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida, proceed North 89 DEG. 29'01" West along North line of said SW 1/4 a distance of 855.62 feet for P.O.B. Thence continue North 89 DEG. 29'01" West along said line a distance of 410.00 feet; Thence South 00 DEG. 16'17" West a distance of 513.56 feet to the intersection of the Northerly boundary right-of-way of a 60 foot wide road; Thence South 89 DEG. 44'43" East along said right-of-way a distance of 388.38 feet to the P.C. of a curve concave to the right; Thence Southeasterly along the arc of said curve to the right having a radius of 1131.21 feet and a central angle 01 DEG. 04'00" a distance of 21.62 feet; Thence North 00 DEG. 16'17" East a distance of
512.01 feet to the P.O.B., being and lying in Section 32, Township 34 South, Range 17 East, Manatee County, Florida, LESS AND EXCEPT land deeded to the City of Bradenton, Florida, under deed recorded in Official Records Book 849, Page 120, Public Records of Manatee County, Florida, more properly described as:

Commence at the NE corner of the SW 1/4 of Section 32, Township 34 South, Range 17 East, Manatee County, Florida; Thence N89 DEG. 29'01" W. along the North line of said SW 1/4 a distance of 855.62 feet for a Point of Beginning; Thence S 00 DEG. 16'17" W. a distance of 42.00 feet to a point on the Southerly right-of-way of proposed 17th Avenue West; Thence N 89 DEG. 29'01" W, a distance of 210.62 feet to the P.C. of a curve to the left having a radius of 708.00 feet; Thence Southwesterly along the arc of said curve to the left, having a central angle of 16 DEG. 20'45" a distance of 201.98 feet; Thence N00 DEG. 16'17" E. a distance 70.62 feet to a point on the North line of said SW 1/4; Thence S89 DEG. 29'01" E. a distance of 410.00 feet to the Point of Beginning; being and lying in Section 32, Township 34 South, Range 17 East, Manatee County, Florida. Containing 0.44 acres, more or less.
PARCEL B

                                                               O.R. 1036 PG 1739

                              ESTOPPEL CERTIFICATE

     Walter B. Graham, being duly sworn, hereby deposes and says:

     1. I am the President of Alpha Medical Land Corporation, a Florida corporation ("Landlord"), with an address c/o Gregory J. Porges, Harllee, Porges, Hamlin, Knowles, Bald & Prouty, P.A., 1205 Manatee Avenue West, Bradenton, FL 34205, and am duly authorized to execute and deliver this instrument on behalf of Landlord. I have knowledge of the facts and statements set forth herein

     2. Landlord is the landlord under that certain Ninety-Nine Year Lease dated June 1, 1982, made by Landlord and Bradenton Care Center, Limited, as the predecessor in interest to Ventas Realty, Limited Partnership ("Tenant"), as tenant. A true, accurate and complete copy of such lease; together with any amendments, supplements and additions thereto, is attached hereto as Exhibit A (said lease, as amended, collectively, the "Lease"). Such NinetyNine Year Lease was recorded on October 18, 1982 in the office of the Clerk for Manatee County, Florida, in O.R. Book 1036, Page 1725 and the Amendment to Lease Agreement attached hereto was recorded on October 18, 1982 in the aforesaid office in O.R. Book 1036, Page 1736.

     3. The Lease covers premises commonly known as Casa Mora Rehab & Extended Care, 1902 49th Street West, Bradenton, Florida 34209 (Vendor Facility No.
1217), as more specifically described therein (the "Premises").

     4. The Lease is in full force and effect, and Tenant has accepted, and is in possession of, the Premises. Base rent has been paid through April 30, 2001.

     5. Landlord has given no notice of default to Tenant, and, to the best knowledge of Landlord, Tenant is not in default under any obligations to be performed by Tenant under the Lease and no conditions exist which, with the giving of notice and/or passage of time, would constitute a Tenant default under the Lease. Landlord has not received any notice of default from Tenant, and, to the best knowledge of Landlord, Landlord is not in default under any obligations to be performed by Landlord under the Lease and no conditions exist which, with the giving of notice and/or passage of time, would constitute a Landlord default under the Lease.

     6. Landlord has previously executed that certain Consent and Estoppel Certificate dated June 1, 2000, a copy of which is attached hereto as Exhibit B. Such Certificate granted consent to a mortgage by Tenant of the leasehold estate created by the Lease and a sublease of the Premises to Kindred Healtheare Operating, Inc. (fka Vencor Operating, Inc.) and Kindred Healthcare, Inc. (fka Vencor, Inc.) (collectively, the "Subtenant"), whose address is 680 South Fourth Avenue, Louisville, Kentucky 40202-2612.

     7. Subtenant has requested that Landlord furnish this Estoppel Certificate for and on behalf of Landlord in connection with a subleasehold mortgage loan. Landlord is furnishing this Estoppel Certificate to induce Morgan Guaranty Trust Company of New York, whose address is 60 Wall Street, New York, New York 10260, Attention:
Houston Stebbins, as Collateral Agent for various lenders, to make loans secured, in part, by a subleasehold mortgage on the Premises and to induce First American Title Insurance Company to issue its policy of title insurance with respect to the Premises.

     IN WITNESS WHEREOF, the undersigned has executed this Estoppel Certificate as of the 25th day of July 2001.

                                            Alpha Medical Land Corporation,
                                            a Florida corporation


                                            /s/ Walter B. Graham
                                            ------------------------------------
                                            By: Walter B. Graham, M.D.
                                            Its: President

State of Florida
County of Manatee

     The foregoing instrument was acknowledged before me this 25th day of July 2001 by Walter B. Graham, M.D., President of Alpha Medical Land Corporation, a Florida corporation, on behalf of such corporation. He is personally known to me
or has produced                    (type of identification) as identification.
                ------------------


                                            /s/ Doreen B. Alcorn     (SEAL)
                                            -------------------
                                            Notary Public


          Doreen B. Alcorn
[LOGO] My Commission _________              My commission expires
       Expires June 25 2003                                       --------------